UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

GSR II Meteora Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3203989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway, Suite N Albany, New York	12207
(Address of Principal Executive Offices)	(Zip Code)

(561) 532-4682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one warrant and one sixteenth of one right	GSRMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GSRM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GSRMW	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one share of Class A common stock	GSRMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Fourth Amendment to the Transaction Agreement

On June 7, 2023, GSR II Meteora Acquisition Corp. (the “Company”), GSR II Meteora Sponsor LLC (the “Sponsor”), Lux Vending, LLC dba Bitcoin Depot (“BT OpCo”), BT Assets, Inc. (“BT Assets”) BT HoldCo LLC, a Delaware limited liability company and wholly owned subsidiary of BT Assets (“BT HoldCo” and collectively with BT OpCo and BT Assets, the “BT Entities”), entered into a Fourth Amendment (the “Fourth Amendment”) to that certain Transaction Agreement, dated August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among the Company, the Sponsor, BT OpCo and BT Assets. The transactions contemplated by the Transaction Agreement as described below are hereinafter referred to as the “Business Combination” and the closing date of the Business Combination is hereinafter referred to as the “Closing.” All of the terms used but not defined herein have the meanings ascribed to such terms in the Transaction Agreement.

Pursuant to the Fourth Amendment, among other things,(i) BT HoldCo was joined as a party to the Transaction Agreement, (ii) the parties agreed that prior to the Closing, BT Assets and PubCo will effect the Pre-Closing Restructuring, and (iii) the parties agreed that prior to or upon the Closing, (a) Sponsor will exchange all of its shares of Class B common stock for certain newly issued shares of (x) PubCo Class A common stock and, subject to the terms of conversion or forfeiture and cancellation set forth in the Sponsor Support Agreement and (y) PubCo Class E common stock, and BT HoldCo will issue to PubCo an equal number of BT HoldCo Earnout Units corresponding to the class of PubCo Class E common stock issued by PubCo to Sponsor, (b) BT Assets will sell, transfer and assign to PubCo, and PubCo will purchase and accept from BT Assets certain BT HoldCo Common Units in consideration for the Over the Top Consideration; (c) (A) PubCo will assign, transfer and contribute to BT HoldCo the Contribution Amount, (B) BT HoldCo will subsequently assign, transfer and contribute to BT OpCo the Contribution Amount, and (C) BT HoldCo will, in consideration therefor, issue and deliver to PubCo certain (i) BT HoldCo Common Units, and, at the Closing and immediately following the effectiveness of the BT HoldCo Amended and Restated Limited Liability Company Agreement, (ii) the BT HoldCo Matching Warrants and (iii) certain of the BT HoldCo Earnout Units; (d) the PubCo Available Cash will be paid to BT Assets, contributed to BT HoldCo, and subsequently contributed to BT OpCo in accordance with the Cash Distribution Waterfall set forth in the Transaction Agreement; (e) immediately following the Delaware Secretary of State’s acceptance of the PubCo Amended and Restated Charter, PubCo will issue 44,100,000 shares of PubCo Class V common stock to BT Assets in exchange for the payment to PubCo by BT Assets of $4,410.00; (f) at the Closing, each Phantom Equity Award that is outstanding as of immediately prior to the Closing will, subject to and conditioned upon the Phantom Equity Holder’s execution and delivery to BT OpCo and PubCo of a Phantom Equity Award Termination Agreement, be converted into the right to receive (A) a cash payment in an amount equal to the Phantom Equity Cash Consideration, and/or (B) such number of shares of PubCo Class A common stock equal to the Phantom Equity Non-Cash Consideration; provided, that the Aggregate Phantom Equity Consideration (whether paid in cash or equity) payable to the Phantom Equity Holders must not exceed $2,000,000; provided, further, that BT Assets may elect, in its sole discretion, to cause the BT Entities to delay payment of the Aggregate Phantom Equity Consideration to the extent permitted under the Phantom Equity Plan; and (g) at the Closing, PubCo will issue to Brandon Mintz/Founder 500,000 shares of PubCo Class A common stock under the Incentive Equity Plan, subject to any required withholding for applicable taxes. All other terms of the Transaction Agreement remain unmodified and in full force and effect.

The foregoing description of the Fourth Amendment is subject to and qualified in its entirety by reference to the full text of the Fourth Amendment, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated by reference.

Sponsor Support Agreement

On June 7, 2023, the Company, the Sponsor and BT Assets entered into a First Amendment (the “First Amendment”) to that certain Sponsor Support Agreement, dated August 24, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Sponsor Support Agreement”), by and among the Company, the Sponsor and BT Assets. The transaction contemplated by the Sponsor Support Agreement as described below are hereinafter referred to as the “Sponsor Transaction”. All of the terms used but not defined herein shall have the meanings ascribed to such terms in the Sponsor Support Agreement.

Under the terms of the First Amendment and in connection with (x) the issuance of additional shares of PubCo Class A common stock, in the aggregate, (a) to persons entering into written agreements with PubCo or the Company to provide additional equity, equity financing or debt financing or to agree to not redeem any PubCo common stock beneficially owned by such person or its affiliates in connection with the transactions contemplated by the Transaction Agreement, and (b) as part of the equity portion of the consideration for the purchase or cancellation of all of the outstanding capital stock of BitAccess, Inc., an indirect subsidiary of the Company (the “BitAccess Payment”, and clauses (a) and (b), collectively, the “Incentive Issuances”), and (y) the payment of cash under the terms of the non-redemption agreements entered into with the Company stockholders, Sponsor will forfeit up to 1,580,000 shares of PubCo Class B common stock. An amount of shares of PubCo Class B common stock held by Sponsor equal to 1,580,000 less such forfeited shares will be converted, on a one-for-one basis, into shares of PubCo Class E common stock, which are subject to (x) conversion to PubCo Class A common stock or (y) forfeiture and cancellation subject to pricing milestones for PubCo Class A common stock in accordance with the Sponsor Support Agreement.

Under the terms of the First Amendment, prior to Closing, the Minimum Condition PubCo Available Cash (as defined in the Transaction Agreement) shall be equal to at least $8,000,000, and, in the event the Minimum Condition PubCo Available Cash at the Closing is less than $16,000,000 (the “Net Proceeds Threshold”), for each dollar that the Minimum Condition PubCo Available Cash amount is below the Net Proceeds Threshold, one-tenth of a share of PubCo Class B common stock will be converted at the Closing, on a one-for-one basis, into one-tenth of a share of PubCo Class E common stock. Such shares of Class E common stock are subject to (x) conversion to PubCo Class A common stock or (y) forfeiture and cancellation subject to pricing milestones for PubCo Class A common stock as set forth in accordance with the Sponsor Support Agreement.

The foregoing description of the First Amendment is subject to and qualified in its entirety by reference to the full text of the First Amendment, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Amended and Restated Limited Liability Company Agreement of BT OpCo

At the Closing, the Company, BT HoldCo, BT OpCo and BT Assets will enter into an Amended and Restated Limited Liability Company Agreement of BT HoldCo (the “A&R LLC Agreement”) setting forth the rights and obligations of the members of BT HoldCo, and pursuant to which, among other things, BT HoldCo will initially be controlled by Brandon Mintz, as manager. In addition, the A&R LLC Agreement contains customary provisions for operating partnerships held by a public company, including providing for PubCo to maintain a one-to-one ratio between its outstanding PubCo Class A common stock and the number of Common Units held by PubCo.

The foregoing description of the A&R LLC Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of A&R LLC Agreement filed as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

At the Closing, Sponsor and BT Assets, among others (collectively, the “Holders”), and the Company will amend and restate the Registration Rights Agreement, dated as of February 24, 2022, by and between the Company and Sponsor (as amended and restated, the “Registration Rights Agreement”), pursuant to which, among other things, PubCo will agree to use commercially reasonable efforts to file a registration statement for a shelf registration on Form S-1 or Form S-3 within 45 days following Closing and the Holders will be granted certain customary registration rights with respect to the securities of PubCo.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Tax Receivable Agreement

At the Closing, the Company, BT HoldCo and BT Assets will enter into a Tax Receivable Agreement (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, the Company will generally be required to pay BT Assets 85% of the amount of savings, if any, in U.S. federal, state, local, and foreign income taxes that the Company realizes, or is deemed to realize, as a result of certain tax attributes, including:

•

existing tax basis in certain assets of BT HoldCo and BT OpCo, including assets that will eventually be subject to depreciation or amortization, once placed in service, attributable to BT HoldCo Common Units acquired by the Company at the Closing and thereafter in accordance with the terms of the A&R LLC Agreement (as defined above);

•

tax basis adjustments resulting from the Company’s acquisition of BT HoldCo Common Units from BT Assets at the Closing and thereafter pursuant to the terms of the A&R LLC Agreement (including any such adjustments resulting from certain payments made by the Company under the Tax Receivable Agreement);

•	disproportionate tax-related allocations made to the Company as a result of Section 704(c) of the U.S. Internal Revenue Code of 1986, as amended; and

•	tax deductions in respect of interest payments deemed to be made by the Company in connection with the Tax Receivable Agreement.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Tax Receivable Agreement filed as Exhibit 10.3 hereto and incorporated by reference herein.

Additional Information

Important Information About the Business Combination and Where to Find It

The Business Combination will be submitted to the stockholders of the Company for their consideration. The Company has filed a preliminary proxy statement of the Company with the Securities and Exchange Commission (the “SEC”), copies of which will be mailed (if and when available) to all Company stockholders once definitive. The Company also plans to file other documents with the SEC regarding the Business Combination. The Company will mail copies of the definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, as well as all other relevant materials filed or that will be filed with the SEC, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about the Company, BT HoldCo, BT OpCo, BT Assets, Inc. and the proposed Business Combination. Stockholders may also obtain a copy of the preliminary proxy statement or, when available, the definitive proxy statement, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Cody Slach or Alex Kovtun, (949) 574-3860, GSRM@gatewayir.com.

Participants in the Solicitation

The Company, BT HoldCo, BT OpCo, BT Assets and certain of their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination is set forth in the Company’s preliminary proxy statement that has been filed with the SEC. Investors and security holders may obtain more detailed information regarding the names of the Company’s directors and executive officers in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement and other relevant materials filed with the SEC when they become available. Stockholders, potential investors and other interested persons should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BT HoldCo, BT Assets, BT OpCo and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of the Company is not obtained; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to the combined company; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; the combined company’s ability to manage future growth; the combined company’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its business; the effects of competition on the combined company’s future business; the amount of redemption requests made by the Company’s public stockholders; the ability of the Company or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, from time to time with the SEC, including the definitive proxy statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of BT HoldCo, BT Assets, BT OpCo or the Company presently knows or that BT HoldCo, BT Assets, BT OpCo and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s expectations, plans or forecasts of future events and views as of the date hereof. BT HoldCo, BT Assets, BT OpCo and the Company anticipate that subsequent events and developments will cause BT HoldCo, BT Assets’, BT OpCo’s and the Company’s assessments to change. However, while BT HoldCo, BT Assets, BT OpCo and the Company may elect to update these forward-looking statements at some point in the future, BT HoldCo, BT Assets, BT OpCo and the Company specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing BT HoldCo’s, BT Assets’, BT OpCo’s and the Company’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell, nor a solicitation of an offer to buy, any securities in connection with the proposed Business Combination or otherwise, or the solicitation of a proxy, consent or authorization in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or otherwise in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Fourth Amendment to the Transaction Agreement, dated June 7, 2023, by and among GSR II Meteora Acquisition Corp., GSR II Meteora Sponsor LLC, BT HoldCo LLC, BT Assets, Inc., and Lux Vending, LLC

10.1	First Amendment to the Sponsor Support Agreement, dated June 7, 2023, by and among GSR II Meteora Acquisition Corp., GSR II Meteora Sponsor LLC and BT Assets, Inc.

10.2	Form of A&R LLC Agreement

10.3	Form of Amended and Restated Registration Rights Agreement

10.4	Form of Tax Receivable Agreement

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2023

GSR II METEORA ACQUISITION CORP.

By:	/s/ Gus Garcia
Name:	Gus Garcia
Title:	Co-Chief Executive Officer

Exhibit 2.1

Agreed

FOURTH AMENDMENT AND JOINDER TO THE TRANSACTION AGREEMENT

This FOURTH AMENDMENT AND JOINDER TO THE TRANSACTION AGREEMENT (this “Amendment”), dated as of June 7, 2023, is entered into by and among GSR II Meteora Acquisition Corp, a Delaware corporation (“PubCo”), GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor”, and together with PubCo, “GSR Entities”), BT Assets, Inc., a Delaware corporation (“BT Assets”), Lux Vending, LLC, a Georgia limited liability company and a wholly owned subsidiary of BT Assets (“BT OpCo”), and BT HoldCo LLC, a Delaware limited liability company and wholly owned subsidiary of BT Assets (“BT HoldCo”, and together with BT Assets and BT OpCo, “BT Entities”). Each of PubCo, Sponsor, BT Assets, BT OpCo and BT HoldCo are referred to in this Amendment as a “Party” and collectively as the “Parties.” Each of the Parties other than BT HoldCo is referred to in this Amendment as an “Original Party” and collectively as the “Original Parties.” Capitalized terms used but not defined in this Amendment have meanings ascribed to such terms in the Transaction Agreement (as defined below).

WHEREAS, each of the Original Parties entered into the Transaction Agreement, dated as of August 24, 2022 (the “Agreement Date”), by and among the Original Parties (as amended, restated, supplemented or otherwise modified from time to time, the “Transaction Agreement”);

WHEREAS, each of the Original Parties desires to amend the Transaction Agreement in accordance with the terms of the Transaction Agreement and this Amendment; and

WHEREAS, pursuant to Section 11.11 (Amendments) of the Transaction Agreement, the Transaction Agreement may be amended or modified only by a duly authorized agreement in writing executed in the same manner as the Transaction Agreement and which makes reference to the Transaction Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained in this Amendment, the value, receipt and sufficiency of which are acknowledged, the Parties agree as follows:

Non-Redemption Agreements

1. Recitals. The following eighth (8th) whereas clause is added to the Recitals:

“WHEREAS, prior to the Closing, certain Persons (the “Backstop Investors”) will agree to refrain from exercising the redemption rights of the entirety of their PubCo Class A Common Stock (the “Backstop Investor Shares”) in connection with the Business Combination by entering into one or more Non-Redemption Agreements, in the forms substantially attached hereto as Exhibit H-1 and Exhibit H-2, by and between PubCo and the Backstop Investors (the “Non-Redemption Agreements”), in which there will be a payment of (i) Non-Redemption Cash (as defined in the Non-Redemption Agreements) or (ii) Non-Redemption Bonus Shares (as defined in the Non-Redemption Agreements).”

2. Exhibits H-1 and H-2. A new Exhibit H-1 (Non-Redemption Agreement (Non-Cash)) is added and attached to the Transaction Agreement, substantially in the form attached to this Amendment as Exhibit A-1. A new Exhibit H-2 (Non-Redemption Agreement (Cash)) is added and attached to the Transaction Agreement, substantially in the form attached to this Amendment as Exhibit A-2.

3. Cash Distribution Waterfall. A new Section 2.2(e) of the Transaction Agreement is added as follows:

“(e) Notwithstanding the foregoing, any payments required to be made under the Non-Redemption Agreements will take precedence over the foregoing payment steps (as applicable), such that any such payments under the Non-Redemption Agreements will be made pursuant to the terms of the Non-Redemption Agreements when due and, if there is PubCo Available Cash remaining following the payments under the Non-Redemption Agreements, it shall be paid to BT Assets or contributed to BT HoldCo, in each case, in accordance with the applicable foregoing payment steps and the Closing Spreadsheet.”

BT HoldCo LLC and Definitions

4. Preamble. The Preamble of the Transaction Agreement is deleted and replaced in its entirety with the following:

“This Transaction Agreement (as amended by (i) the First Amendment to Transaction Agreement, dated as of February 13, 2023 (the “First Amendment”), (ii) the Second Amendment to Transaction Agreement, dated as of April 4, 2023 (the “Second Amendment”), and (iii) the Third Amendment to Transaction Agreement, dated as of May 11, 2023 (the “Third Amendment”), and (iv) the Fourth Amendment to Transaction Agreement, dated as of June 7, 2023 (the “Fourth Amendment”), this “Agreement”), dated as of August 24, 2022 (the “Execution Date”), is made and entered into by and among GSR II Meteora Acquisition Corp, a Delaware corporation (“PubCo”), GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor”, and together with PubCo, “GSR Entities”), BT Assets, Inc., a Delaware corporation (“BT Assets”), and Lux Vending, LLC, a Georgia limited liability company and a wholly owned subsidiary of BT Assets (“BT OpCo” , and BT Assets and BT OpCo, together with BT HoldCo (as defined below) following BT HoldCo’s execution and delivery of a joinder to this Agreement, “BT Entities”).”

5. Recitals. The second (2nd) whereas clause of the Recitals of the Transaction Agreement is deleted and replaced in its entirety with the following:

“WHEREAS, PubCo desires to, subject to the terms and conditions set forth in this Agreement, contribute, pay and deliver to BT HoldCo and BT Assets the PubCo Available Cash, without interest, and BT Assets or BT HoldCo, as applicable, shall in consideration therefor issue or sell and deliver to PubCo, at the Closing (i) certain Common Units of BT HoldCo and (ii) immediately following the effectiveness of the BT HoldCo A&R LLC Agreement, certain BT HoldCo Matching Warrants and the PubCo Earn-Out Units, free from any Encumbrances and subject to the terms and conditions set forth in this Agreement;”

6. Recitals. The fourth (4th) whereas clause of the Recitals of the Transaction Agreement is deleted and replaced in its entirety with the following:

“WHEREAS, prior to or at the Closing (and in any case prior to the Unit Purchase), the BT Entities will enter into a series of reorganizations, including, the merger of BT OpCo with and into a newly-formed Delaware limited liability company known as “Bitcoin Depot Operating LLC” (the “BT Surviving Entity”), BT Assets’ formation of BT HoldCo LLC, a Delaware limited liability company and a wholly owned subsidiary of BT Assets (“BT HoldCo”), the contribution to BT HoldCo of the entirety of BT Assets’ equity interests in BT OpCo pursuant to a contribution agreement in a form mutually agreeable by PubCo and BT Assets, and the Recapitalization, pursuant to which the issued and outstanding membership interests of BT HoldCo shall be recapitalized into the BT HoldCo Common Units, the BT HoldCo Preferred Units, the BT HoldCo Class 1 Earnout Units, the BT HoldCo Class 2 Earnout Units, and the BT HoldCo Class 3 Earnout Units (such transactions, collectively, the “BT Pre-Closing Restructuring”, and together with the PubCo Pre-Closing Restructuring, the “Pre-Closing Restructuring Plan”); provided that BT Entities and PubCo may make amendments to the Pre-Closing Restructuring Plan, as attached to the Fourth Amendment as Exhibit B (which shall be Exhibit C to this Agreement) after the Execution Date subject to the prior written consent of the other party (not to be unreasonably conditioned, withheld or delayed);”

7. Recitals. The fifth (5th) whereas clause of the Recitals of the Transaction Agreement is deleted in its entirety.

8. Recitals. The sixth (6th) whereas clause of the Recitals of the Transaction Agreement is deleted and replaced in its entirety with the following:

“WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor, BT OpCo, and PubCo have entered into the Sponsor Support Agreement, a copy of which is attached as Exhibit E-1, and concurrently with the execution and delivery of the Fourth Amendment, the Sponsor, BT OpCo, and Pubco have entered into the First Amendment to Sponsor Support Agreement, a copy of which is attached as Exhibit E-2 (the “Sponsor Support Agreement”);”

9. BT HoldCo LLC. For the following sections of the Transaction Agreement only, each and every reference to “BT OpCo” in each such section of the Transaction Agreement is replaced with “BT HoldCo”:

Sections 2.1 (Unit Purchase), 2.2 (c) – (d) (Cash Distribution Waterfall), 2.4 (Earn-Out Consideration), 2.7(a)(ii), and 2.7(b)(iii) (Closing Deliverables), 2.8(a) (Payment of Cash Consideration), 3.2 (Subsidiaries), 3.6 (Capitalization), 3.14(q) (Taxes), 4.5 (Title to Units of BT OpCo), 6.3(a)(i) (Closing Spreadsheet), 7.1 (Trust Account Proceeds and Related Available Equity), 7.2 (Equity Line), 7.3 (Nasdaq Listing), 8.3(b) (Tax Matters) and 11.10(vii) (Entire Agreement).

10. BT HoldCo LLC and Lux Vending, LLC. For the following sections of the Transaction Agreement only, each and every reference to “BT OpCo” in each such section of the Transaction Agreement is replaced with “each of BT HoldCo and BT OpCo”:

Preamble of Article III, Section 3.1 (Company Organization), Sections 3.3 (Due Authorization) and 3.4 (No Violation).

11. BT Disclosure Letter. Each of Section 3.2 and Section 3.14(q) of the BT Disclosure Letter is replaced in its entirety with Annex I and Annex II attached hereto, respectively.

12. Cash Distribution Waterfall. The portion of Section 2.2 of the Transaction Agreement prior to Section 2.2(a) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“A portion of the PubCo Available Cash shall be paid to BT Assets (such amounts paid to BT Assets in accordance with this Section 2.2 and pursuant to Section 2.1(a), the “Over the Top Consideration”) and a portion of the PubCo Available Cash shall be contributed to BT HoldCo, which shall then be contributed to BT OpCo in accordance with this Section 2.2 (such amounts contributed to BT HoldCo in accordance with this Section 2.2 and pursuant to Section 2.1(b), the “Contribution Amount”, which, together with the Over the Top Consideration shall constitute the PubCo Available Cash, and such distributions made in accordance with this Section 2.2, the “Cash Distribution Waterfall”) as follows:”

13. Sections 2.2(a) and 2.2(b) of the Transaction Agreement of the Transaction Agreement are deleted and replaced in their entirety with the following:

“(a) first, an amount contributed to BT HoldCo equal to (and for further payment by BT HoldCo and/or BT OpCo at BT HoldCo’s direction to payees of) any outstanding BT Transaction Expenses in accordance with the Closing Spreadsheet;

(b) second, an amount contributed to BT HoldCo equal to (and for further payment by BT HoldCo and/or BT OpCo at BT HoldCo’s direction to payees of) any outstanding Indebtedness of BT Entities that is required to be paid off in connection with the consummation of the Transaction in accordance with its terms (defined below, and the amounts payable in accordance with this Section 2.2(b), the “BT Closing Indebtedness”), in each case, in accordance with the Closing Spreadsheet;”

14. BitAccess Buyout. Section 6.8 of the Transaction Agreement is deleted and replaced in its entirety with the following:

“Promptly after the Closing (or at such later time as may be permitted by any written agreement between PubCo and/or any of the BT Companies and BitAccess or any of the holders of shares of BitAccess other than Digital Gold), (a) BT HoldCo shall contribute a portion of the Contribution Amount or other available cash of BT HoldCo (such amount, the “BitAccess Contribution Amount”) to Intuitive Software, LLC, a Delaware limited liability company, which shall then contribute such amount to Digital Gold Ventures Inc., an Ontario corporation (“Digital Gold”), and (b) BitAccess, Inc., an Ontario corporation (“BitAccess”) shall, and BT HoldCo shall cause Digital Gold to, use such BitAccess Contribution Amount to (and use solely for the purposes set forth in this Agreement), purchase or cause cancellation of all of the outstanding capital stock of or other equity interests in BitAccess, including BitAccess Options, not held by Digital Gold as of the date of such purchase, in accordance with the terms of the amended and restated shareholders agreement of BitAccess, dated as of July 20, 2021, and on such terms that are negotiated with the holders of such shares of BitAccess, such that immediately after the consummation of such purchase transactions, BitAccess shall be a wholly owned subsidiary of Digital Gold (the amount required to effect such purchase, the “BitAccess Payment Amount”); provided, that, at BT Assets’ discretion, a portion of the BitAccess Payment Amount designated in writing by BT Assets at or prior to the Closing may consist of shares of capital stock of PubCo (which such stock PubCo shall contribute (or shall be deemed to have contributed in accordance with Treasury Regulations Section 1.1032-3) to BT HoldCo and BT HoldCo shall then contribute in the same manner as the BitAccess Contribution Amount), in which case the BitAccess Contribution Amount will be decreased accordingly and BT HoldCo shall issue to PubCo a number of Common Units equal to the number of shares of PubCo capital stock included in the BitAccess Payment Amount.”

15. BT HoldCo LLC. For the following definitions in the Transaction Agreement, each and every reference to “BT OpCo” is replaced with “BT HoldCo”:

“BT Companies” (provided, for purposes of Sections 3.7(a)-(b) and 6.9, “BT Companies” shall mean BT OpCo and all of its Subsidiaries), “BT Earn-Out Units”, “BT OpCo Matching Warrants”, “BT OpCo Class 1 Earn-Out Units”, “BT OpCo Class 2 Earn-Out Units”, “BT OpCo Class 3 Earn-Out Units”, “Contribution Common Units”, “Change of Control”, “Purchased Common Units”, “PubCo Earn-Out Units”, “BT OpCo A&R LLC Agreement” and “BT OpCo Contribution.”

16. BT HoldCo Organization Documents. Section 6.10 of the Transaction Agreement is deleted and replaced in its entirety with the following:

“Section 6.10 BT HoldCo Organizational Documents. Immediately prior to the Closing, the BT HoldCo shall amend and restate its limited liability company agreement so as to read in its entirety in the form set forth in Exhibit C to the Fourth Amendment (which shall be Exhibit G to this Agreement) (the “BT HoldCo A&R LLC Agreement”). Effective immediately prior to the Unit Purchase, BT Assets will hold 100% of the Recapitalized BT HoldCo Units.”

17. Exhibit C. Exhibit C (Pre-Closing Restructuring Plan) of the Transaction Agreement is deleted and replaced in its entirety with Exhibit B attached to this Amendment.

18. Exhibit G. Exhibit G (Form of BT OpCo A&R LLC Agreement) of the Transaction Agreement is deleted and replaced in its entirety with Exhibit C attached to this Amendment.

19. Joinder. Upon execution of this Amendment, BT HoldCo shall become a party to the Transaction Agreement and shall be fully bound by, and subject to, all of the covenants, terms, and conditions of the Transaction Agreement as though an original party thereto and shall be deemed “BT HoldCo” for all purposes thereof and entitled to all the rights incidental thereto.

Employment Agreements

20. Conditions to Obligations of PubCo. Sections 9.2(a) and 9.2(c) of the Transaction Agreement are deleted and replaced in their entirety with the following:

“(a) the representations and warranties contained in Section 3.1 (Company Organization), Section 3.3 (Due Authorization) and Section 3.24 (Brokers’ Fees) shall each be true and correct in all material respects as of the Closing Date as though made on the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. The representation and warranty in Section 3.6 (Capitalization) shall be true and correct in all respects other than de minimis inaccuracies as of the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date. Each of the other representations and warranties of the BT Entities and their respective Subsidiaries contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “BT Material Adverse Effect” or other similar materiality qualification set forth in such representation and warranty) as of the Closing Date, except to the extent that any such representations and warranties expressly speaks as to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, except for, in each case, inaccuracies or omissions that individually or in the aggregate, has not had, and would not reasonably be expected to have, a BT Material Adverse Effect; provided, that for purposes of this Section 9.2(a), no Event that is contemplated by the BT Pre-Closing Restructuring Plan (or the Recapitalization) shall be deemed to constitute an inaccuracy in or breach of any such representations and warranties;

(c) Reserved;”

Treatment of Phantom Equity and BT Transaction Bonuses

21. Treatment of Phantom Equity and BT Transaction Bonuses. Section 2.6(a) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(a) At the Closing, each Phantom Equity Award that is outstanding as of immediately prior to the Closing shall, subject to and conditioned upon the Phantom Equity Holder’s execution and delivery to BT OpCo and PubCo of a Phantom Equity Award Termination Agreement, be converted into the right to receive (i) an amount in cash, without interest, to be paid in accordance with Section 2.8(f) equal to (A) the portion of the Aggregate Phantom Equity Consideration payable with respect to such Phantom Equity Award under the Phantom Equity Plan and set forth opposite such Phantom Equity Holder’s name on the Closing Spreadsheet, multiplied by (B) the Cash Payout Percentage (the “Phantom

Equity Cash Consideration”), and/or (ii) such number of shares of PubCo Class A Common Stock granted under the Incentive Equity Plan as is determined by dividing (A) (1) the Aggregate Phantom Equity Consideration payable with respect to such Phantom Equity Award under the Phantom Equity Plan and set forth opposite such Phantom Equity Holder’s name on the Closing Spreadsheet, multiplied by (2) the Equity Payout Percentage, divided by (B) $10.15 (rounded to the nearest whole share) (such shares, the “Phantom Equity Non-Cash Consideration”); provided, however, that the Aggregate Phantom Equity Consideration (whether paid in cash or equity) payable to the Phantom Equity Holders under this Section 2.6 shall not exceed $2,000,000 (the “Phantom Equity Consideration Cap”). Prior to the Closing, the BT Entities shall deliver to PubCo a spreadsheet that sets forth the calculation methodology for the Phantom Equity Cash Consideration and the Phantom Equity Non-Cash Consideration payable to each Phantom Equity Holder. Except as expressly provided in this Section 2.6, Phantom Equity Holders shall have no further rights with respect to any Phantom Equity Awards after the Closing and such Phantom Equity Awards shall be deemed to have been cancelled and terminated. Prior to the Closing, BT Assets shall specify in writing the portion of the Aggregate Phantom Equity Consideration payable in the form of Phantom Equity Cash Consideration (the “Cash Payout Percentage”) and the portion of the Aggregate Phantom Equity Consideration payable in the form of Phantom Equity Non-Cash Consideration (the “Equity Payout Percentage”); provided that all Phantom Equity Holders shall have the same Cash Payout Percentage and Equity Payout Percentage, and provided, further, that in no event will the Aggregate Phantom Equity Consideration payable to the Phantom Equity Holders exceed the Phantom Equity Consideration Cap.”

22. Section 2.6(d) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(d) No later than immediately prior to the Closing, BT OpCo shall terminate the Phantom Equity Plan (which termination may be made subject to the consummation of the payments of Aggregate Phantom Equity Consideration to the respective payees thereof). The BT Companies shall, and shall cause the administrator of the Phantom Equity Plan to, take such actions as are necessary or appropriate to accomplish the foregoing cancellation of the Phantom Equity Awards, and shall obtain all consents, as may be required to effect the treatment of Phantom Equity pursuant to this Section 2.6. PubCo shall be entitled to advance review and approval of all such documentation, which review and approval shall not be unreasonably withheld or delayed.”

23. New Sections 2.6(e) and 2.6(f) of the Transaction Agreement are added as follows:

“(e) Notwithstanding the foregoing provisions of this Section 2.6 or anything else to the contrary in this Agreement, to the extent permitted by the Phantom Equity Plan, BT Assets may elect in its sole discretion by written notice to PubCo to cause the BT Companies to delay the payment and/or issuance of the Aggregate Phantom Equity Consideration to the Phantom Equity Holders from the Closing to a later date. In the case of such an election, the amounts so delayed shall not be BT Transaction Expenses for purposes of this Agreement. In furtherance of the foregoing sentence (and notwithstanding anything to the contrary in this Agreement), BT Assets and the Company are expressly permitted to amend the Phantom Equity Plan to effect any such delay (solely to the extent, unless otherwise agreed by PubCo in writing in its sole discretion, such amendment neither (x) increases the aggregate amount payable under the Phantom Equity Plan above that which would be payable absent such amendment or (y) renders the aggregate amount payable under the Phantom Equity Plan being unquantifiable at the Closing).

(f) Notwithstanding anything to the contrary in this Agreement, to the extent permitted under the BT Transaction Bonus Agreements, BT Assets may elect in its sole discretion by written notice to PubCo to cause the BT Companies to (i) delay the payment and/or issuance of the cash or equity consideration in respect of the BT Transaction Bonus Payments from the Closing to a later date or (ii) convert a portion of the cash consideration that would otherwise be payable under the BT Transaction Bonus Agreements to be payable in the form of Pubco Class A Common Stock, restricted stock units or similar equity securities under the Incentive Equity Plan. In the case of such an election, the amounts so delayed shall not be BT Transaction Expenses for purposes of this Agreement. In furtherance of the foregoing sentence (and notwithstanding anything to the contrary in this Agreement), BT Assets and the Company are expressly permitted to amend any BT Transaction Bonus Agreement to effect any such delay or conversion (solely to the extent, unless otherwise agreed by PubCo in writing in its sole discretion, such amendment neither (x) increases the aggregate amount payable under such BT Transaction Bonus Agreement above that which would be payable absent such amendment or (y) renders the aggregate amount payable under such BT Transaction Bonus Agreement being unquantifiable at the Closing).”

Closing Deliverables

24. PubCo Closing Deliverables. Section 2.7(a)(i) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(i) a certificate signed by an officer of PubCo, dated as of the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 9.3(a) and Section 9.3(b) have been fulfilled;”

25. BT Entities Closing Deliverables. Section 2.7(b)(i) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(i) a certificate signed by an officer of each of BT Assets, BT HoldCo and BT OpCo, dated as of the Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 9.2(a), Section 9.2(b), Section 9.2(c), and Section 9.2(d) have been fulfilled;”

26. Payment of Aggregate Phantom Equity Consideration. Sections 2.8(f) and 2.8(g) of the Transaction Agreement are deleted and replaced in their entirety with the following:

“(f) Payment of Aggregate Phantom Equity Consideration. To the extent not paid pursuant to Section 2.2, and subject to the terms of Section 2.2 and Section 2.6(e), PubCo shall, no later than the first regular payroll date that occurs at least five days following the Closing, (i) pay, or cause one of the BT Companies to pay, the Aggregate Phantom Equity Cash Consideration to the Phantom Equity Holders in accordance with Section 2.6 and the Closing Spreadsheet, to be paid through PubCo’s or a BT Company’s payroll system in accordance with standard payroll practices, and (ii) issue the Aggregate Phantom Equity Non-Cash Consideration under the Incentive Equity Plan to the Phantom Equity Holders in accordance with Section 2.6 and the Closing Spreadsheet, in each case subject to any required withholding for applicable Taxes as set forth in Section 2.1(d) and Section 2.6; provided that such payment or issuance of shares to such Phantom Equity Holder shall be made only if such Phantom Equity Holder shall have delivered a duly executed Phantom Equity Award Termination Agreement to BT OpCo.

(g) Payment of BT Transaction Bonus Payments. Subject to Section 2.6(f), PubCo shall (i) pay, or cause one of the BT Companies to pay, the cash portion of the BT Transaction Bonus Payments in accordance with the Closing Spreadsheet and the applicable agreement, to be paid through PubCo’s or a BT Company’s payroll system in accordance with standard payroll practices, and (ii) issue the equity or equity-based awards issuable in respect of the equity portion of the BT Transaction Bonus Payments under the Incentive Equity Plan in accordance with the Closing Spreadsheet and the applicable agreement, in each case, subject to any required withholding for applicable taxes as set forth in Section 2.1(d); provided that such payment of the BT Transaction Bonus Payments shall be made only if the applicable recipient shall have delivered a duly executed BT Transaction Bonus Termination Agreement to BT OpCo. Subject to Section 2.6(f), PubCo and the BT Companies shall be entitled to require payment by means of deduction from the BT Transaction Bonus Payments (including the withholding of shares otherwise issuable in satisfaction of such BT Transaction Bonus Payments) payable to each recipient thereof pursuant to this Section 2.8(g) of any sums required by applicable Law to be withheld with respect to such BT Transaction Bonus Payments (whether to be paid in cash or equity) to be paid to such holder (and, for the avoidance of doubt, all such applicable withholding may be first deducted from the portion of the BT Transaction Bonus Payments payable in cash in accordance with the Closing Spreadsheet and the applicable agreement).”

BT HoldCo Recapitalization

27. BT HoldCo Recapitalization. A new Section 2.9 of the Transaction Agreement is added as follows:

“Section 2.9 BT HoldCo Recapitalization. Following the finalization of the Closing Spreadsheet (and in any case prior to the Unit Purchase), as part of the BT Pre-Closing Restructuring, BT Assets and BT HoldCo shall cause all of the issued and outstanding membership interests in BT HoldCo to be recapitalized (the “Recapitalization”) into five classes of equity securities, the BT HoldCo Common Units, the BT HoldCo Preferred Units, the BT HoldCo Class 1 Earnout Units, the BT HoldCo Class 2 Earnout Units and the BT HoldCo Class 3 Earnout Units. The number of issued and outstanding units in each such class as of immediately following the Recapitalization (collectively, the “Recapitalized BT HoldCo Units”) shall be as follows:

(a) A number of BT HoldCo Common Units equal to (x) 44,100,000 minus (y) the BT HoldCo Preferred Unit Number;

(b) A number of BT HoldCo Preferred Units equal to (x) the BT HoldCo Preferred Unit Amount divided by (y) $10.00 (the “BT HoldCo Preferred Unit Number”);

(c) 5,000,000 BT HoldCo Class 1 Earnout Units;

(d) 5,000,000 BT HoldCo Class 2 Earnout Units; and

(e) 5,000,000 BT HoldCo Class 3 Earnout Units.”

28. BT HoldCo Recapitalization Definition Revisions. The definition of “BT OpCo Common Units” is deleted and replaced in its entirety:

““BT HoldCo Common Units” means Common Units of BT HoldCo having the rights, preferences and privileges set forth in the BT HoldCo A&R LLC Agreement.”

29. BT HoldCo Recapitalization Definition Additions. The following definitions of the Transaction Agreement are added:

““BT HoldCo Preferred Unit Amount” means $29,000,000.00.

“BT HoldCo Preferred Units” means Preferred Units of BT HoldCo having the rights, preferences and privileges set forth in the BT HoldCo A&R LLC Agreement.”

30. Adjustments. Section 2.1(c) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(c) Adjustments. In the event of any equity split, reverse equity split, equity dividend (including any dividend or distribution of securities convertible into BT HoldCo Common Units), reorganization, reclassification, combination, recapitalization or other like change with respect to BT HoldCo Common Units occurring after the Execution Date and prior to the Closing, in each case excluding the Recapitalization, all references in this Agreement to specified membership interests of any class or series affected thereby, and all calculations provided for that are based upon the membership interests affected thereby, shall be equitably adjusted to the extent necessary to provide the parties the same economic effect as contemplated by this Agreement prior to such equity split, reverse equity split, equity dividend, reorganization, reclassification, combination, recapitalization or other like change.”

Post-Closing Founder Bonus and Definitions

31. Post-Closing Founder Bonus. A new Section 2.10 of the Transaction Agreement is added as follows:

“Section 2.10 Post-Closing Founder Bonus. At the Closing, PubCo shall issue to Founder 500,000 shares of PubCo Class A Common Stock under the Incentive Equity Plan in accordance with the Closing Spreadsheet, subject to any required withholding for applicable taxes in accordance with Section 2.1(d) (the “Post-Closing Founder Bonus”).”

32. Recitals. The seventh (7th) whereas clause of the Recitals of the Transaction Agreement is deleted and replaced in its entirety with the following:

“WHEREAS, at the Closing and immediately following the effectiveness of the BT HoldCo A&R LLC Agreement, PubCo shall issue (i) the Share Transaction Consideration to BT Assets for par value as set forth in this Agreement and (ii) the Post-Closing Founder Bonus to Founder;”

33. BT Transaction Expenses. The definition of “BT Transaction Expenses” is deleted and replaced in its entirety with the following:

““BT Transaction Expenses” means any reasonable and documented out-of-pocket fees and expenses paid or payable by the BT Entities or any of their respective Subsidiaries or any of their respective Affiliates (whether or not billed or accrued for) as a result of or in connection with the negotiation, documentation and consummation of the Transactions, including (A) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers, (B) change-in-control payments, transaction bonuses, retention payments, severance or similar compensatory payments pursuant to any written arrangements entered into prior to the Closing, payable by the BT Entities or any of their Subsidiaries to any current or former employee, independent contractor, officer, director or other individual service provider of the BT Entities or any of their Subsidiaries as a result of the Transactions (whether alone or together with any other event), but excluding, for the avoidance of doubt, (x) any such payments that arise from employment-related actions taken by PubCo, the BT Entities or any of their respective Subsidiaries or Affiliates following the Closing and (y) the BT Transaction Bonus Payments and the Aggregate Phantom Equity Consideration, including the employer portion of payroll Taxes arising therefrom, (C) subject to Section 2.6(f), up to $1,000,000 of the sum of the BT Transaction Bonus Payments and the employer portion of payroll Taxes arising from the aggregate amount of the BT Transaction Bonus Payments (whether paid in cash or equity), (D) subject to Section 2.6(e) up to $1,000,000 of the sum of the Aggregate Phantom Equity Cash Consideration and the employer portion of payroll Taxes arising from the Aggregate Phantom Equity Consideration (whether paid in cash or equity), and (E) any and all filing fees payable by the BT Entities or any of their Subsidiaries or any of their Affiliates to Governmental Authorities in connection with the Transactions. Notwithstanding the foregoing or anything to the contrary in this Agreement, for purposes of this Agreement, the Post-Closing Founder Bonus is not a BT Transaction Expense.”

34. Minimum Condition PubCo Available Cash. The definition of “Minimum Condition PubCo Available Cash” is deleted and replaced in its entirety with the following:

““Minimum Condition PubCo Available Cash” means, an amount equal to (i) the PubCo Available Cash, minus (ii) the lesser of (x) $3,000,000 and (y) any amount of the outstanding BT Transaction Expenses (other than any amount not paid in cash in respect of clauses (C) and (D) of the definition of the BT Transaction Expenses) payable in accordance with the Closing Spreadsheet and Section 2.2(a).”

Representations and Warranties of the BT Companies

35. Capitalization. Sections 3.6(a) and 3.6(b) of the Transaction Agreement are deleted and replaced in their entirety with the following:

“(a) The BT Company Interests comprise all of the BT Companies’ authorized equity interests that are issued and outstanding. Except as set forth on Section 3.6(a) of the BT Disclosure Letter, all of the issued and outstanding BT Company Interests (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law and all requirements set forth in the Governing Documents of the BT Companies; (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Governing Documents of the BT Companies or any Contract to which any BT Company is a party or otherwise bound; and (iv) are free and clear of any Liens other than restrictions arising under applicable securities Laws and the Governing Documents of such BT Company (as applicable). After giving effect to the BT Pre-Closing Restructuring (including the Recapitalization), (i) BT Assets will own 100% of the Recapitalized BT HoldCo Units (which shall constitute 100% of the issued and outstanding units in BT HoldCo as of the completion of the BT Pre-Closing Restructuring) and (ii) BT HoldCo shall own, directly or indirectly, 100% of the issued and outstanding equity interests of the other BT Companies.

(b) Except as set forth on Section 3.6(b) of the BT Disclosure Letter or as contemplated by the Recapitalization, none of the BT Companies have granted any outstanding subscriptions, options, stock appreciation rights, “phantom units,” warrants, commitments, calls, rights of first refusal, deferred compensation rights, rights or other securities (including debt securities or voting securities) convertible into or exchangeable or exercisable for BT Company Interests, any other commitments, calls, conversion rights, rights of exchange or privilege (whether pre-emptive, contractual or by matter of Law), plans or other agreements, arrangements or commitments of any character providing for the issuance of additional shares or any other equity securities of any of the BT Companies, the sale of treasury shares or other equity interests, or for the repurchase or redemption of shares or other equity interests of any of the BT Companies or the value of which is determined by reference to shares or other equity interests of any of the BT Companies, and there are no voting trusts, proxies or agreements of any kind which may obligate the BT Companies to issue, purchase, register for sale, redeem or otherwise acquire any BT Company Interests.”

Covenants of the BT Entities

36. Conduct of Business. Sections 6.1, 6.1(b), 6.1(m) and 6.1(o) of the Transaction Agreement are deleted and replaced in their entirety with the following:

“Section 6.1 Conduct of Business. Except (i) as expressly contemplated or permitted by this Agreement (including the Recapitalization and the other transactions contemplated by the Pre-Closing Restructuring Plan) or the Ancillary Agreements, (ii) as required by applicable Law (including for this purpose any COVID-19 Measures), (iii) as set forth on Section 6.1 of the BT Disclosure Letter or (iv) as consented to by PubCo in writing (which consent shall not be unreasonably conditioned, withheld or delayed), from the Execution Date through the earlier of the Closing or valid termination of this Agreement pursuant to Article X (the “Interim Period”), each of the BT Entities shall, and shall cause their Subsidiaries to, use reasonable best efforts to operate the business of the BT Entities in the ordinary course. Without limiting the generality of the foregoing, except (A) as expressly contemplated or permitted by this Agreement (including the Pre-Closing Restructuring Plan) or the Ancillary Agreements, (B) as required by applicable Law (including for this purpose any COVID-19 Measures), (C) as set forth on Section 6.1 of the BT Disclosure Letter or (D) as consented to by PubCo in writing (which consent shall not be unreasonably conditioned, withheld or delayed), the BT Entities shall not, and shall cause their Subsidiaries not to:

(b) make or declare any dividend or distribution to the stockholders or members, as applicable, of any BT Company or make any other distributions in respect of any of the BT Companies’ capital stock or equity interests, except for dividends and distributions by a BT Company to another BT Company; provided, that prior to the Closing, BT HoldCo or BT OpCo (through BT HoldCo) may make or declare any cash dividend or cash distribution to BT Assets such that as of immediately prior to the Closing, after taking into account any such dividend or distribution and any payments made or required to be made by BT HoldCo or BT OpCo (through BT HoldCo) on or prior to the Closing in accordance with this Agreement or any Ancillary Agreements (other than the distribution of the Contribution Amount upon receipt of such amount by BT HoldCo or BT OpCo in accordance with Section 2.2), the consolidated amount of cash or cash equivalents of BT HoldCo and BT OpCo shall be not less than $5,000,000 (net of any checks outstanding);

(m) incur, assume or guarantee any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of any BT Company or guaranty any debt securities of another Person, other than (i) any Indebtedness or guarantee incurred in the ordinary course of business consistent with past practices and, except for new kiosk leases, in an aggregate principal amount not to exceed $1,500,000 and (ii) as related to the refinancing of any Indebtedness of the BT Companies (including, the refinancing or negotiation of any capital leases of the BT Companies) in accordance with Section 8.6;

(o) other than as such actions may be taken pursuant to the terms of any BT Benefit Plan in effect as of the Execution Date (i) grant any increase in the cash compensation or benefits payable to any current or former director, officer, employee or other individual service provider of any BT Company, other than increases in compensation in the ordinary course consistent with past practice, (ii) grant or amend any Phantom Equity Award under the Phantom Equity Plan or any award under the BitAccess Option Plan, or (iii) enter into any new employment agreement with any Person, or amend any existing employment agreement with any current or former director, officer, or employee whose annual base salary would exceed, or during the preceding 12 month period exceeded, $200,000;”

37. Closing Spreadsheet. Sections 6.3(a)(iii) and 6.3(a)(iv) of the Transaction Agreement are deleted and replaced in their entirety with the following:

“(iii) the calculation of the Aggregate Phantom Equity Consideration and the Phantom Equity Cash Consideration and Phantom Equity Non-Cash Consideration payable to each Phantom Equity Holder pursuant to Section 2.6 (without regard to when such amounts will be paid), and the employer Taxes payable by PubCo, the BT Companies or their Subsidiaries with respect to the Aggregate Phantom Equity Consideration, the Phantom Equity Cash Consideration and Phantom Equity Non-Cash Consideration;

(iv) the calculation of the BT Transaction Bonus Payments (including the cash and non-cash portions thereof and without regard to when such amounts will be paid), and the employer Taxes payable by PubCo, the BT Companies or their Subsidiaries with respect to the BT Transaction Bonus Payments;”

PubCo Minimum Cash

38. Trust Account Proceeds and Related Available Equity. Section 7.1(a) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(a) Prior to the Closing, the Sponsor and its Affiliates shall arrange for the Minimum Condition PubCo Available Cash to equal at least $8,000,000 at the Closing (the “PubCo Minimum Cash”). The BT Entities shall reasonably cooperate with and shall take all actions reasonably required to effect the foregoing.”

Tax Matters

39. Intended Tax Treatment. Section 8.3(b) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(b) Intended Tax Treatment. The parties acknowledge and agree that, for U.S. federal (and applicable state and local) income Tax purposes:

(i) the BT Assets Unit Purchase is intended to be treated, in accordance with Revenue Ruling 99-5, 1991-1 CB 434 (Situation 1), as if (A) BT Assets had sold a portion of each asset held by BT HoldCo prior to the Closing to PubCo in exchange for the Over the Top Consideration, and immediately thereafter (B) BT Assets had contributed its remaining interest in such assets to BT HoldCo pursuant to Section 721(a) in exchange for the BT HoldCo Common Units held by BT Assets immediately after the BT Assets Unit Purchase, the BT HoldCo Preferred Units and the BT Earn-Out Units, and (C) PubCo had contributed its interest in such assets to BT HoldCo pursuant to Section 721(a) of the Code in exchange for the Purchased Common Units; and

(ii) the BT HoldCo Contribution is intended to be treated as if PubCo contributed the Contribution Amount to BT HoldCo pursuant to Section 721(a) of the Code in exchange for the Contribution Common Units, the BT HoldCo Matching Warrants and the Earn-Out Units.

Each party shall, and shall cause its respective Affiliates to, file all Tax Returns consistent with, and take no position inconsistent with, the intended tax treatment described in this paragraph, except as otherwise required by applicable Law or pursuant to a final “determination” within the meaning of Section 1313(a) of the Code.”

40. Exhibit F. Exhibit F (Form of Tax Receivable Agreement) of the Transaction Agreement is deleted and replaced in its entirety with Exhibit D attached to this Amendment.

41. Tax Receivable Agreement. The definition of “Tax Receivable Agreement” is deleted and replaced in its entirety with the following:

““Tax Receivable Agreement” means that certain Tax Receivable Agreement substantially in the form attached to the Fourth Amendment as Exhibit D (which shall be Exhibit F to this Agreement).”

Equity Plan

42. Equity Plan. Section 8.5 of the Transaction Agreement is deleted and replaced in its entirety with the following:

“Equity Plan. Prior to the Closing Date, PubCo shall approve and adopt the Bitcoin Depot 2022 Incentive Plan in the form mutually agreed upon between the BT Entities and PubCo (the “Incentive Equity Plan”). The Incentive Equity Plan will provide for awards of PubCo Common Stock with a total pool of shares equal to the sum of (i) ten percent (10%) of the number of shares of PubCo Common Stock outstanding as of immediately after the Closing, plus (ii) the number of shares of the Post-Closing Founder Bonus, plus (iii) any shares of PubCo Common Stock issuable upon settlement of the Phantom Equity Awards or the BT Transaction Bonus Payments in accordance with this Agreement, plus (iv) an annual “evergreen” increase of four percent (4%) of the number of shares of PubCo Common Stock outstanding as of the day prior to such increase (the “Incentive Equity Plan Share Reserve”). The Incentive Equity Plan Share Reserve will be determined by the BT Entities in consultation with PubCo based upon benchmarking against peer companies and the recommendation of a compensation consultant engaged by the BT Entities. As soon as practicable following the expiration of the sixty (60) day period following the date on which PubCo has filed current Form 10 information with the SEC reflecting its status as an entity that is not a shell company, PubCo shall file an effective registration statement on Form S-8 (or other applicable form) with respect to PubCo Common Stock issuable under the Incentive Equity Plan, and PubCo shall use reasonable best efforts to maintain the effectiveness of such registration statement(s) (and maintain the current status of the prospectus or prospectuses contained in such registration statement(s)) for so long as awards granted pursuant to the Incentive Equity Plan remain outstanding.”

Termination

43. Termination. Sections 10.1(e) and 10.1(f) of the Transaction Agreement are deleted and replaced in their entirety with the following:

“(e) Reserved;

(f) prior to the Closing, by written notice to BT Assets from PubCo if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the BT Entities set forth in this Agreement, such that the conditions specified in Section 9.2(a) or Section 9.2(b) would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the BT Entities through the exercise of their respective reasonable best efforts, then, for a period of up to 20 days after receipt by BT Assets of notice from PubCo of such breach (the “BT Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the BT Cure Period, or (ii) the Closing has not occurred on or before July 15, 2023 (the “Agreement End Date”), unless PubCo is then in material breach of this Agreement; or”

Registration Rights Agreement

44. Exhibit D. Exhibit D (Registration Rights Agreement) of the Transaction Agreement is deleted and replaced in its entirety with Exhibit F attached to this Amendment.

45. Registration Rights Agreement. The definition of “Registration Rights Agreement” is deleted and replaced in its entirety with the following:

““Registration Rights Agreement” means that certain Registration Rights Agreement substantially in the form attached to the Fourth Amendment as Exhibit E (which shall be Exhibit D to this Agreement).”

Notices

46. Notices. Section 11.3(a) of the Transaction Agreement is deleted and replaced in its entirety with the following:

“If to the BT Entities, to:

BT Assets, Inc.

Brandon Mintz, President & CEO

2870 Peachtree Rd #327

Atlanta, Georgia, 30305

with a copy to:

Kirkland & Ellis LLP

609 Main Street

Houston, TX 77002

Attention: Thomas Laughlin, P.C.; Douglas E. Bacon, P.C.; Matthew R. Pacey, P.C.; Atma Kabad

Email: thomas.laughlin@kirkland.com; doug.bacon@kirkland.com;

matt.pacey@kirkland.com; atma.kabad@kirkland.com”

47. Entire Agreement. Section 11.10 of the Transaction Agreement is deleted and replaced in its entirety with the following:

“(i) This Agreement (together with the BT Disclosure Letter and the PubCo Disclosure Letter), (ii) the Confidentiality Agreement, dated as of June 22, 2022, between PubCo and BT OpCo (the “Confidentiality Agreement”), (iii) the Phantom Equity Award Termination Agreements, (iv) the Registration Rights Agreement, (v) the Sponsor Support Agreement, (vi) the Tax Receivable Agreement, and (vii) the BT HoldCo A&R LLC Agreement (clauses (ii) through (vii), collectively with all other agreements contemplated hereby or thereby, including in connection with the Pre-Closing Restructuring, the “Ancillary Agreements”) constitute the entire agreement among the parties to this Agreement relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between such parties except as expressly set forth in this Agreement and the Ancillary Agreements.”

Miscellaneous Provisions

48. Representations and Warranties. Each of the Parties represents and warrants to the other Parties that such Party is duly organized and validly existing and in good standing under the Laws of the state of its organization, that it has all necessary power and authority to enter into and perform the obligations of this Amendment, and that there are no consents or approvals required to be obtained by such party for such party to enter into and perform its obligations under this Amendment that have not been obtained.

49. Effect of Amendment. This Amendment shall be deemed incorporated into, and form a part of, the Transaction Agreement and have the same legal validity and effect as the Transaction Agreement. Except as expressly and specifically amended by this Amendment, all terms and provisions of the Transaction Agreement are and shall remain in full force and effect, and all references to the Transaction Agreement in this Amendment and in any ancillary agreements or documents delivered in connection with the Transaction Agreement shall hereafter refer to the Transaction Agreement as amended by this Amendment, and as it may hereafter be further amended or restated. Each reference in the Transaction Agreement to “this Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall hereafter be deemed to refer to the Transaction Agreement as amended by this Amendment (except that references in the Transaction Agreement to the “Execution Date”, “date hereof” or “date of this Agreement” or words or phrases of similar import shall continue to mean the Agreement Date).

50. Additional Provisions. The provisions contained in Sections 6.6 (Confidentiality), 11.3 (Notices), 11.4 (Assignment), 11.5 (Rights of Third Parties), 11.7 (Governing Law), 11.8 (Headings; Counterparts), 11.10 (Entire Agreement), 11.11 (Amendments), 11.13 (Severability), 11.14 (Jurisdiction; Waiver of Jury Trial), 11.15 (Enforcement), 11.16 (Non-Recourse) and 11.18 (Conflicts and Privilege) of the Transaction Agreement are incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully in this Amendment.

(Signature pages follow)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first written above.

GSR II METEORA ACQUISITION CORP

By:	/s/ Gus Garcia
Name: Gus Garcia
Title: Co-Chief Executive Officer

GSR II METEORA SPONSOR LLC

By:	/s/ Gus Garcia
Name: Gus Garcia
Title: Co-Chief Executive Officer

[Exhibit A-1 to Fourth Amendment to the Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first written above.

LUX VENDING, LLC

By:	/s/ Brandon Mintz
Name:	Brandon Mintz
Title:	Chief Executive Officer

BT ASSETS, INC.

By:	/s/ Brandon Mintz
Name: Brandon Mintz
Title: Chief Executive Officer

BT HOLDCO LLC

By:	/s/ Brandon Mintz
Name: Brandon Mintz
Title: Chief Executive Officer

[Exhibit A-1 to Fourth Amendment to the Transaction Agreement]

EXHIBIT A-1

Form of Non-Redemption Agreement (Non-Cash)

[Attached]

[Exhibit A-1 to Fourth Amendment to the Transaction Agreement]

EXHIBIT A-2

Form of Non-Redemption Agreement (Cash)

[Attached]

[Exhibit A-2 to Fourth Amendment to the Transaction Agreement]

EXHIBIT B

Pre-Closing Restructuring Plan

[Attached]

[Exhibit E-1 to Fourth Amendment to the Transaction Agreement]

EXHIBIT C

Form of BT HoldCo A&R LLC Agreement

[Attached]

[Exhibit E-1 to Fourth Amendment to the Transaction Agreement]

EXHIBIT D

Form of Tax Receivable Agreement

[Attached]

[Exhibit E-1 to Fourth Amendment to the Transaction Agreement]

EXHIBIT E-1

Sponsor Support Agreement

[Attached]

[Exhibit E-1 to Fourth Amendment to the Transaction Agreement]

EXHIBIT E-2

First Amendment to Sponsor Support Agreement

[Attached]

[Exhibit E-2 to Fourth Amendment to the Transaction Agreement]

EXHIBIT F

Registration Rights Agreement

[Attached]

[Annex I to Fourth Amendment to the Transaction Agreement]

Annex I

Section 3.2

Subsidiaries

Subsidiary	Jurisdiction of Organization
Bitcoin Depot Operating LLC (f/k/a Lux Vending, LLC)	Delaware

Mintz Assets, Inc.	Georgia

Express Vending, Inc.	British Columbia (Canada)

Intuitive Software, LLC	Delaware

Digital Gold Ventures Inc.	Ontario (Canada)

BitAccess, Inc.	Ontario (Canada)

[Annex I to Fourth Amendment to the Transaction Agreement]

Annex II

Section 3.14

Taxes

(q)

BT Company	Entity Classification
BT HoldCo LLC	Disregarded entity

Lux Vending, LLC	Qualified Subchapter S Subsidiary

Mintz Assets, Inc.	Corporation

Express Vending, Inc.	Corporation

Intuitive Software, LLC	Corporation

Digital Gold Ventures Inc.	Corporation

BitAccess, Inc.	Corporation

[Annex II to Fourth Amendment to the Transaction Agreement]

Exhibit 10.1

Agreed

FIRST AMENDMENT TO THE SPONSOR SUPPORT AGREEMENT

This FIRST AMENDMENT TO THE SPONSOR SUPPORT AGREEMENT (this “Amendment”), dated as of June 7, 2023, is entered into by and among GSR II Meteora Acquisition Corp, a Delaware corporation (“PubCo”), GSR II Meteora Sponsor LLC, a Delaware limited liability company (“Sponsor” and, together with PubCo, “GSR Entities”), and BT Assets, Inc., a Delaware corporation (“BT Assets”). Each of PubCo, Sponsor and BT Assets are referred to in this Amendment as a “Party” and collectively as the “Parties.” Capitalized terms used, but not defined in this Amendment shall have the meanings ascribed to such terms in the Sponsor Agreement.

WHEREAS, the Parties entered into the Sponsor Support Agreement (the “Sponsor Agreement”), dated as of August 24, 2022 (the “Sponsor Agreement Date”);

WHEREAS, the Parties desire to amend the Sponsor Agreement in accordance with the terms of the Sponsor Agreement and this Amendment; and

WHEREAS, pursuant to Section 11 (Miscellaneous) of the Sponsor Agreement, the Sponsor Agreement may be amended or modified only by a duly authorized agreement in writing executed in the same manner as the Sponsor Agreement and which makes reference to the Sponsor Agreement, and this Amendment is intended to be such an agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained in this Amendment, the value, receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1. Incentive Issuances; Forfeited Sponsor Shares. Section 1 of the Sponsor Agreement is amended by deleting it in its entirety and replacing it with the following:

“1.

Incentive Issuances; Forfeited Sponsor Shares. In connection with the Transaction Agreement, at BT Assets’ sole discretion after reasonable consultation with PubCo, PubCo will (x) issue up to an additional 4,740,000 shares of newly issued PubCo Class A Common Stock (such 4,740,000 shares of PubCo Class A Common Stock, the “Potential Issuances”), in the aggregate, (a) to Persons who are entering into written agreements with PubCo or the Company to (i) invest in PIPE Subscriptions, (ii) provide an Equity Line, (iii) agree to not redeem any PubCo Common Stock beneficially owned by such Person or its Affiliates pursuant to the PubCo Governing Documents in connection with the transactions contemplated by the Transaction Agreement (including, the Extension Voting Agreements and the Non-Redemption Agreements) or (iv) provide debt financing to PubCo or the Company in connection with the transactions contemplated by the Transaction Agreement (collectively, the “Incentive Issuances”) and (b) as part of the equity portion of the BitAccess Payment Amount (the “Bit Access Payment Issuances”), and/or (y) pay cash under the terms of the Non-Redemption Agreements (the “Cash Payments” and, together with the Incentive Issuances, the “Incentive Payments”). Any Incentive Issuances shall be subject to and conditioned upon the Closing (and, for the avoidance of doubt, any BitAccess Payment Issuances shall occur following the

Closing). In connection with the Incentive Payments and the BitAccess Payment Issuances, Sponsor shall irrevocably forfeit and surrender to PubCo up to an aggregate number of its shares of PubCo Class B Common Stock for cancellation by PubCo (such forfeited and cancelled shares, the “Forfeited Sponsor Shares”) equal to the number determined in accordance with the following sentence. The number of Forfeited Sponsor Shares shall equal the lesser of 1,580,000 and the sum of (a) in respect of any Cash Payments, the product of one-third multiplied by the aggregate amount of such Cash Payments divided by the Redemption Price (as defined in the Amended and Restated Certificate of Incorporation of PubCo), plus (b) in respect of any Incentive Issuances, (i) the product of one-third multiplied by the aggregate number of Non-Redemption Bonus Shares (as defined in the applicable Non-Redemption Agreement), plus (ii) the aggregate number of shares issuable in any Share Issuances (as defined in the Extension Voting Agreements) in connection with the Initial Extension (as defined in the Extension Voting Agreements), plus (iii) in the event of any Monthly Extension(s) (as defined in the Extension Voting Agreements) after the Initial Extension, (1) to the extent the Closing has not occurred by June 30, 2023, as a result of the failure to satisfy any of the conditions to Closing set forth in Article 9 of the Transaction Agreement, which such failure was primarily caused (directly or indirectly) by any action or inaction by the BT Companies or their respective Representatives, the product of 50% multiplied by the aggregate number of shares issuable in any Share Issuances in connection with each such Monthly Extension or (2) to the extent the Closing has not occurred by June 30, 2023, for any other reason, the aggregate number of shares issuable in any Share Issuances in connection with each such Monthly Extension, plus (c) the product of one-third multiplied by the number of shares of capital stock of PubCo payable as part of the BitAccess Payout Amount contemplated by Section 6.8 of the Transaction Agreement of PubCo Class A Common Stock payable as part of the Bit Access Payment Amount. If Potential Issuances minus Incentive Issuances is greater than zero, then, at BT Assets’ sole discretion, PubCo may use a number of shares equal to two-thirds of such difference for (x) the Incentive Equity Plan, (y) the Phantom Equity Non-Cash Consideration and (z) the equity portion of the BT Transaction Bonus Payments (which shares may be subject to the Incentive Equity Plan). The GSR Entities and BT Assets shall use commercially reasonable efforts to structure any Incentive Payments and Forfeited Sponsor Shares in a tax-efficient manner.

“Extension Voting Agreement” means each of the Voting and Non-Redemption Agreements entered into by a PubCo stockholder in connection with the extension of PubCo, pursuant to which such PubCo stockholder has agreed to not exercise its redemption rights in exchange for PubCo Class A Common Stock.

“Non-Redemption Agreement” means each of the Non-Redemption Agreements entered into by a PubCo stockholder and PubCo at or prior to Closing, pursuant to which such PubCo stockholder has agreed to not exercise its redemption rights in exchange for cash payments or PubCo Class A Common Stock, as applicable.”

2. Minimum Condition PubCo Available Cash Shortfall. A new Section 2(f) of the Sponsor Agreement is added as follows:

“(f)

In the event the Minimum Condition PubCo Available Cash (which shall be determined in accordance with Sections 1.1(a) and 7.1(a) of the Transaction Agreement) at Closing is less than $16,000,000 (the “Net Proceeds Threshold”), for each $1 the Minimum Condition PubCo Available Cash is below the Net Proceeds Threshold, one-tenth of a share of PubCo Class B Common Stock (collectively, the “Cash Shortfall Forfeited Shares”), shall be converted at the Closing, on a one-to-one basis, into one-tenth of a share of PubCo Class E Common Stock and shall be subject to conversion and forfeiture in accordance with this Section 2 (including Sections 2(b) and (d)), with (x) one-third of such Cash Shortfall Forfeited Shares being converted into shares of PubCo Class E-1 Common Stock, (y) one-third of such Cash Shortfall Forfeited Shares being converted into shares of PubCo Class E-2 Common Stock and (z) one-third of such Cash Shortfall Forfeited Shares being converted into shares of PubCo Class E-3 Common Stock (and any rounding applied first to the conversion to PubCo Class E-3 Common Stock and second to the conversion to PubCo Class E-2 Common Stock); provided, that any fractional shares of PubCo Class B Common Stock resulting from the calculation of the Cash Shortfall Forfeited Shares in accordance with this Section 2(f) shall be rounded up to the nearest whole share of PubCo Class B Common Stock. For example only, if the Minimum Condition PubCo Available Cash at Closing is $14,999,991 to $14,999,999, in each case 100,001 shares of PubCo Class B Common Stock held by Sponsor shall convert into shares of Class E Common Stock (and shall be subject to conversion and forfeiture in accordance with this Section 2), with 33,333 shares being converted into shares of PubCo Class E-1 Common Stock, 33,334 shares being converted into shares of PubCo Class E-2 Common Stock, and 33,334 shares being converted into shares of PubCo Class E-3 Common Stock.

Notwithstanding the above, each share of PubCo Class E Common Stock Sponsor is entitled to receive in accordance with this Section 2(f) that remains issued and outstanding and has not previously been forfeited by Sponsor, if any, as of the Conversion of all of the issued and outstanding Preferred Units into Common Units in accordance with Section 3.15 of the BT HoldCo LLC Agreement (as defined below) shall automatically and immediately be converted into one (1) share of PubCo Class A Common Stock. For purposes of the foregoing sentence, the terms Conversion, Preferred Units and Common Units shall each have the meanings given to such terms in the Amended and Restated Limited Liability Company Agreement of BT Holdco LLC in the form attached as Exhibit G to the Transaction Agreement (the “BT HoldCo LLC Agreement”).

3. Representations and Warranties. Each of the Parties represents and warrants to the other Parties that such Party is duly organized and validly existing and in good standing under the Laws of the state of its organization, that it has all necessary power and authority to enter into and perform the obligations of this Amendment, and that there are no consents or approvals required to be obtained by such Party for such Party to enter into and perform its obligations under this Amendment that have not been obtained.

4. Effect of Amendment on the Sponsor Agreement. This Amendment shall be deemed incorporated into, and form a part of, the Sponsor Agreement and have the same legal validity and effect as the Sponsor Agreement. Except as expressly and specifically amended by this Amendment, all terms and provisions of the Sponsor Agreement are and shall remain in full force and effect, and all references to the Sponsor Agreement in this Amendment shall refer to the Sponsor Agreement as amended by this Amendment, and as it may be further amended or restated. Each reference in the Sponsor Agreement to “this Sponsor Agreement,” “herein,” “hereof,” “hereunder” or words of similar import shall be deemed to refer to the Sponsor Agreement as amended by this Amendment (except that references in the Sponsor Agreement to the “date hereof” or “date of this Sponsor Agreement” or words or phrases of similar import shall continue to mean the Sponsor Agreement Date).

5. Additional Provisions. The provisions contained in Section 11 (Miscellaneous) of the Sponsor Agreement are incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully in this Amendment.

(Signature pages follow)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first written above.

GSR II METEORA ACQUISITION CORP

By:	/s/ Gus Garcia
Name: Gus Garcia
Title: Co-Chief Executive Officer

GSR II METEORA SPONSOR LLC

By:	/s/ Gus Garcia
Name: Gus Garcia
Title: Co-Chief Executive Officer

Signature Page to First Amendment to Sponsor Agreement

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the date first written above.

BT ASSETS, INC.

By:	/s/ Brandon Mintz
Name: Brandon Mintz
Title: President

Signature Page to First Amendment to Sponsor Agreement

Exhibit 10.2

Agreed Form

BT HOLDCO LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of [•], 2023

THE UNITS ISSUED PURSUANT TO THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH UNITS MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR AN EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THIS AGREEMENT.

CERTAIN UNITS MAY ALSO BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN THIS AGREEMENT OR IN A SEPARATE AGREEMENT WITH THE INITIAL HOLDER OF SUCH UNITS. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER OF SUCH UNITS UPON WRITTEN REQUEST TO THE COMPANY AND WITHOUT CHARGE.

i

ii

iii

BT HOLDCO LLC

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of BT HoldCo LLC, a Delaware limited liability company (the “Company”), is entered into as of [•], 2023 (the “Execution Date”), by and among the Company, Bitcoin Depot Inc., a Delaware corporation (“PubCo”), and BT Assets, Inc., a Delaware corporation (“BT Assets”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in Article I.

WHEREAS, the Certificate was filed with the Office of the Secretary of State of Delaware on March 17, 2023;

WHEREAS, the Limited Liability Agreement of the Company, was entered into as of May 2, 2023 (the “Prior Agreement”);

WHEREAS, reference is made to the Transaction Agreement, dated as of August 24, 2022 (as may be amended from time to time, the “Transaction Agreement”), by and among GSR II Meteora Sponsor LLC (“Sponsor”), BT Assets, Lux Vending, LLC, a Georgia limited liability company, and PubCo, pursuant to which, among other things, (i) prior to the remaining transactions described in this paragraph, the Company shall recapitalize all of its issued and outstanding membership interests into two classes of Equity Securities, the Common Units and the Preferred Units, with the number of outstanding Common Units and Preferred Units, respectively, being determined in accordance with Section [__] of the Transaction Agreement, (ii) PubCo will be admitted as a Member of the Company and will contribute funds to the Company in exchange for newly issued Common Units, Warrants and Earnout Units in the Company, (iii) PubCo will purchase Common Units from BT Assets for cash, (iv) PubCo will issue Class V Common Stock to BT Assets and (v) PubCo, the Company and BT Assets will enter into a Tax Receivable Agreement (as defined below), pursuant to which PubCo will be obligated to make payments to certain parties related to certain tax benefits realized or deemed realized (clauses (i) through (iv), collectively, the “Transactions”); and

WHEREAS, the parties to this Agreement desire to amend and restate the Prior Agreement as set forth in this Agreement to give effect to the Transactions, reflect the admission of PubCo as a Member of the Company and appoint a manager to manage the business, property and affairs of the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Members, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used but not otherwise defined in this Agreement shall have the following meaning:

1

“Additional Member” means a Person admitted to the Company as a Member pursuant to Section 8.2 in connection with issuance of Units to such Person in compliance with the terms of this Agreement.

“Adjusted Capital Account Deficit” means, with respect to any Capital Account as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Person’s Capital Account balance shall be (i) reduced for any items described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5), and (6), and (ii) increased for any amount such Person is obligated to contribute or is treated as being obligated to contribute to the Company pursuant to Treasury Regulation Sections 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to Minimum Gain).

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person, and in the case of any Unitholder that is a partnership, limited liability company, corporation or similar entity, any partner, member or stockholder of such Unitholder. Notwithstanding the foregoing, the Company and its Subsidiaries shall not be deemed to be Affiliates of any Unitholder for purposes of this Agreement. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” means this Amended and Restated Limited Liability Company Agreement.

“Assumed Tax Liability” means, with respect to any Unitholder for any Fiscal Quarter (or portion of any Fiscal Quarter) commencing after the Execution Date, an amount, which in the good faith estimation of the Manager, is equal to the excess (if any) of: (i) the product of (a) the estimated or actual amount of taxable income or gain of the Company, as determined for federal income tax purposes, allocated to such Unitholder in respect of such Fiscal Quarter and all prior Fiscal Quarters (or portions of such prior Fiscal Quarters) commencing after the Execution Date, reduced by any prior taxable losses of the Company allocated to such Unitholder for such Fiscal Quarter and all prior Fiscal Quarters (or portions of such prior Fiscal Quarters) commencing after the Execution Date to the extent such prior losses are available to reduce such income or gain, multiplied by (b) the Assumed Tax Rate; minus (ii) the cumulative Tax Distributions made to such Unitholder after the Execution Date pursuant to Section 4.1; provided that, in the case of PubCo, such Assumed Tax Liability shall in no event be less than an amount that will enable PubCo to meet both its tax obligations and its obligations pursuant to the Tax Receivable Agreement for the relevant Taxable Year; provided further that, in the case of each Unitholder, and for the avoidance of doubt, such Assumed Tax Liability shall take into account any Code Section 704(c) allocations (including “reverse” 704(c) allocations) to the Unitholder.

“Assumed Tax Rate” means the combined maximum U.S. federal, state, and local income tax rate applicable to a taxable individual or corporation in any jurisdiction in the United States (whichever is higher), including pursuant to Section 1411 of the Code, in each case, taking into account all jurisdictions in which the Company is required to file income tax returns and the relevant apportionment information, in effect for the applicable Fiscal Quarter (taking into account the character of the income and the deductibility of state and local income taxes for federal income tax purposes (but only to the extent such taxes are deductible under the Code), and excluding any reductions in rates attributable to Section 199A of the Code). The Assumed Tax Rate shall be the same for all Unitholders, regardless of the actual combined income tax rate of the Unitholder or its direct or indirect owners and the Manager may adjust the Assumed Tax Rate as the Manager reasonably determines is necessary to take into account the effect of any changes in applicable tax law.

2

“Base Rate” means, as of any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Book Value” means, with respect to any of the Company property, the Company’s adjusted basis for U.S. federal income Tax purposes, adjusted from time to time to reflect the adjustments required or permitted (in the case of permitted adjustments, to the extent the Company makes such permitted adjustments) by Treasury Regulation Sections 1.704-1(b)(2)(iv)(d)-(g).

“BT Assets” has the meaning set forth in the Preamble.

“Business Day” means any day other than a Saturday, Sunday or other day on which the banks in New York, New York or Atlanta, Georgia are authorized by law to be closed.

“Capital Account” means the capital account maintained for a Unitholder pursuant to Section 3.5 and the other applicable provisions of this Agreement.

“Capital Contributions” means any cash, cash equivalents, promissory obligations or the Fair Market Value of other property (net of any applicable liabilities) which a Unitholder contributes or is deemed by the Manager to have contributed to the Company with respect to any Unit pursuant to Section 3.1 or Section 3.10.

“Cash Payment” means, an amount in cash equal to the product of (x) the Redeemed Unit Amount, (y) the then-applicable Exchange Rate, and (z) (i) solely in connection with a Change of Control Redemption, the Common Stock Value, and (ii) with respect to any Redemption that is not a Change of Control Redemption, the price to the public or the private sale price, as applicable, of the Class A Common Stock in the substantially concurrent public offering or private sale, as applicable.

“Certificate” means the Company’s Certificate of Formation as filed with the Secretary of State of Delaware, as the same may be amended from time to time.

“Change of Control” means the occurrence of any of the following events:

(a) any “person” or “group” (within the meaning of Sections 13(d) of the Exchange Act (excluding BT Assets or any other “person” or “group” who, as of the Execution Date, is the beneficial owner of securities of PubCo representing more than 50% of the combined voting power of PubCo’s then outstanding voting securities)) becomes the beneficial owner of securities of PubCo representing more than 50% of the combined voting power of PubCo’s then outstanding voting securities;

3

(b) (A) the stockholders of PubCo approve a plan of complete liquidation or dissolution of PubCo or (B) there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by PubCo of all or substantially all of PubCo’s assets, other than such sale or other disposition by PubCo of all or substantially all of PubCo’s assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of PubCo in substantially the same proportions as their ownership of PubCo immediately prior to such sale or other disposition; or

(c) there is consummated a merger or consolidation of PubCo with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (A) the board of directors of PubCo immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent of such Subsidiary, or (B) all of the Persons who were the respective beneficial owners of the voting securities of PubCo immediately prior to such merger or consolidation do not beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Class A Common Stock, Class E Common Stock, Class M Common Stock, Class O Common Stock and Class V Common Stock of PubCo immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in and voting control over, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of PubCo immediately following such transaction or series of transactions.

“Change of Control Redemption” has the meaning set forth in Section 9.1(b)(i).

“Change of Control Redemption Date” has the meaning set forth in Section 9.1(b)(iii).

“Class 1 Earnout Unit” means a unit having the rights and obligations specified with respect to a Class 1 Earnout Unit in this Agreement.

“Class 2 Earnout Unit” means a unit having the rights and obligations specified with respect to a Class 2 Earnout Unit in this Agreement.

“Class 3 Earnout Unit” means a unit having the rights and obligations specified with respect to a Class 3 Earnout Unit in this Agreement.

“Class A Common Stock” means the class A common stock, par value $0.0001 per share, of PubCo.

“Class B Common Stock” means the class B common stock, par value $0.0001 per share, of PubCo.

4

“Class E Common Stock” means the class E-1 common stock, class E-2 common stock and class E-3 common stock, par value $0.0001 per share, of PubCo.

“Class M Common Stock” means the class M common stock, par value $0.0001 per share, of PubCo.

“Class O Common Stock” means the class O common stock, par value $0.0001 per share, of PubCo.

“Class V Common Stock” means the class V common stock, par value $0.0001 per share, of PubCo.

“Code” means the United States Internal Revenue Code of 1986.

“Common Stock Value” means, with respect to any Change of Control Redemption, the greater of (x) the arithmetic average of the volume weighted average prices for a share of Class A Common Stock on the principal U.S. securities exchange or automated or electronic quotation system on which the Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the three consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the related Redemption Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock and (y) the price per share of Class A Common Stock offered by the Person or group that is the acquirer in the applicable Change of Control transaction. If the Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then the Common Stock Value shall be determined in good faith by a majority of the directors of PubCo that do not have an interest in the Redeemable Units subject to Redemption (or the corresponding shares of Class O Common Stock or Class V Common Stock).

“Common Unit” means a unit having the rights and obligations specified with respect to a Common Unit in this Agreement.

“Company” has the meaning set forth in the Preamble.

“Contribution Notice” has the meaning set forth in Section 9.1(a)(iv).

“Conversion” has the meaning set forth in Section 3.15.

“Converted Units” has the meaning set forth in Section 3.15.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq.

“Direct Exchange” has the meaning set forth in Section 9.1(f).

“Discount” has the meaning set forth in Section 6.7.

5

“Distribution” means each distribution made by the Company to a Unitholder, with respect to such Person’s Units, whether in cash, property or securities and whether by liquidating distribution, redemption, repurchase or otherwise. Notwithstanding anything in the foregoing, none of the following shall be deemed to be a Distribution under this Agreement: (i) any recapitalization, exchange or conversion of securities of the Company, and any subdivision (by unit split or otherwise) or any combination (by reverse unit split or otherwise) of any outstanding Units; and (ii) any repurchase of Units pursuant to any right of first refusal or similar repurchase right in favor of the Company.

“Earnout Units” means the Class 1 Earnout Units, the Class 2 Earnout Units and the Class 3 Earnout Units.

“Equity Agreement” has the meaning set forth in Section 3.2(a).

“Equity Securities” means (i) any Units, capital stock, partnership, membership or limited liability company interests or other equity interests (including other classes, groups or series of equity interests having such relative rights, powers or obligations as may from time to time be established by the Manager, including rights, powers or duties different from, senior to or more favorable than existing classes, groups and series of Units, capital stock, partnership, membership or limited liability company interests or other equity interests, and including any profits interests), (ii) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units, capital stock, partnership interests, membership or limited liability company interests or other equity interests, and (iii) warrants, options or other rights to purchase or otherwise acquire Units, capital stock, partnership interests, membership or limited liability company interests or other equity interests. Unless the context otherwise indicates, the term “Equity Securities” refers to Equity Securities of the Company.

“Event of Withdrawal” means the death, retirement, resignation, expulsion, bankruptcy or dissolution of a Member or the occurrence of any other event that terminates the continued membership of a Member in the Company.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Election Notice” has the meaning set forth in Section 9.1(f).

“Exchange Rate” means the number of shares of Class M Common Stock or Class A Common Stock for which one Common Unit may be redeemed pursuant to a Redemption. The Exchange Rate will also be used to determine the number of shares of Class V Common Stock or Class O Common Stock that a Member must surrender upon a Redemption or Direct Exchange. On the Execution Date, the Exchange Rate shall be 1.00, subject to adjustment pursuant to Section 9.2.

“Fair Market Value” means, as of any date of determination, (i) with respect to a Unit, such Unit’s Pro Rata Share as of such date, (ii) with respect to a share of Class A Common Stock, the Common Stock Value as of such date, and (iii) with respect to any other non-cash assets, the fair market value for such property as between a willing buyer under no compulsion to buy and a willing seller under no compulsion to sell in an arm’s-length transaction occurring on such date, taking into account all relevant factors determinative of value (including in the case of securities, any restrictions on transfer applicable to such securities or, if such securities are traded on a securities exchange or automated or electronic quotation system, the quoted price for such securities as of the date of determination), as reasonably determined in good faith by the Manager.

6

“First Redemption Time” means the expiration or earlier waiver of any lockup agreement in connection with the Transactions, including the Registration Rights Agreement.

“Fiscal Period” means any interim accounting period within a Taxable Year established by the Manager and which is permitted or required by Code Section 706.

“Fiscal Quarter” means each calendar quarter ending March 31, June 30, September 30 and December 31, or such other quarterly accounting period as may be established by the Manager or as required by the Code.

“Fiscal Year” means the 12-month period ending on December 31, or such other annual accounting period as may be established by the Manager or as may be required by the Code.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision of the United States of America, any other nation or any state, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“HSR Act” has the meaning set forth in Section 11.7.

“Indemnitee” has the meaning set forth in Section 6.2.

“Investment Company Act” means the Investment Company Act of 1940.

“Liens” means any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements, or other restrictions on title or transfer of any nature whatsoever.

“Liquidation Assets” has the meaning set forth in Section 11.2(b).

“Liquidation FMV” has the meaning set forth in Section 11.2(b).

“Liquidation Statement” has the meaning set forth in Section 11.2(b).

“Losses” means items of the Company loss and deduction determined according to Section 3.5.

“Manager” has the meaning set forth in Section 5.1(a).

“Member” means each Person listed on the Unit Ownership Ledger and any Person admitted to the Company as a Substituted Member or Additional Member in accordance with the terms and conditions of this Agreement, each in its capacity as a member of the Company; but in each case only for so long as such Person is shown on the Unit Ownership Ledger as the owner of one or more Units.

7

“Minimum Gain” means the partnership minimum gain determined pursuant to Treasury Regulation Section 1.704-2(d).

“Obligations” has the meaning set forth in Section 6.2.

“Participating Units” means the Common Units and the Preferred Units.

“Partnership Tax Audit Rules” means Code Sections 6221 through 6241 together with any guidance issued under such sections of the Code or successor provisions and any similar provision of state or local Tax laws.

“Permitted Transferee” means, with respect to any Person, (i) any of such Person’s Affiliates and (ii) any direct or indirect partner, member, stockholder or other equityholder of such Person.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“PR” has the meaning set forth in Section 7.4(a).

“Preferred Unit” means a unit having the rights and obligations specified with respect to a Preferred Unit in this Agreement.

“Preferred Unit Peg Amount” with respect to any issued and outstanding Preferred Unit means $10.00.

“Prior Agreement” has the meaning set forth in the Recitals.

“Pro Rata Share” means with respect to each Unitholder, the proportionate amount such Unitholder would receive if an amount equal to the Total Equity Value were distributed to all Unitholders in accordance with Section 4.1(b), as determined in good faith by the Manager.

“Profits” means items of the Company income and gain determined according to Section 3.5.

“PubCo” has the meaning set forth in the Preamble.

“Recapitalization” has the meaning set forth in Section 3.1(a).

“Redeemable Unit” means a Common Unit (other than any Earnout Unit) held by a Member (other than PubCo and its Subsidiaries). For the avoidance of doubt, Preferred Units are not Redeemable Units.

“Redemption” has the meaning set forth in Section 9.1(a)(i).

“Redemption Date” has the meaning set forth in Section 9.1(a)(iii).

“Redemption Notice” has the meaning set forth in Section 9.1(a)(iii).

8

“Redeemed Unit Amount” means, with respect to a Redemption, the number of Common Units set forth in the applicable Redemption Notice.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of [•], 2023, by and among PubCo and certain other parties to such agreement.

“Regulatory Allocations” has the meaning set forth in Section 4.3(e).

“Retraction Notice” has the meaning set forth in Section 9.1(a)(vi).

“Securities Act” means the Securities Act of 1933.

“Sponsor Support Agreement” means the Sponsor Support Agreement, dated August 24, 2022, by and among Sponsor, BT Assets, and GSR II Meteora Acquisition Corp., as the same may be amended from time to time.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of such corporation is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination of the foregoing, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interests of such entity is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination of the foregoing. For purposes of this Agreement and without limitation, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the manager, managing member, managing director (or a board comprised of any of the foregoing) or general partner of such limited liability company, partnership, association or other business entity. For purposes of this Agreement, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Substituted Member” means a Person that is admitted as a Member to the Company pursuant to Section 8.2 in connection with the Transfer of Units to such Person permitted under the terms of this Agreement.

“Takeover Laws” means any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated by this Agreement, including any Redemption or Direct Exchange.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, and any interest, penalties or additions to tax or additional amounts in respect of the foregoing.

9

“Tax Distribution” has the meaning set forth in Section 4.1(a)(i).

“Tax Distribution Conditions” has the meaning set forth in Section 4.1(a)(i).

“Tax Receivable Agreement” means the Tax Receivable Agreement dated as of [•], 2023, by and among PubCo, the Company and BT Assets, as the same may be amended, restated or replaced from time to time.

“Taxable Year” means the Company’s accounting period for U.S. federal income Tax purposes determined pursuant to Section 7.3.

“Total Equity Value” means, as of any date of determination, the aggregate proceeds which would be received by the Unitholders if: (i) the assets of the Company were sold at their fair market value to an independent third-party on arm’s-length terms, with neither the seller nor the buyer being under compulsion to buy or sell such assets; (ii) the Company satisfied and paid in full all of its obligations and liabilities (including all Taxes, costs and expenses incurred in connection with such transaction and any amounts reserved by the Manager with respect to any contingent or other liabilities); and (iii) such net sale proceeds were then distributed in accordance with Section 4.1, all as determined by the Manager in good faith based upon the Common Stock Value as of such date.

“Trading Day” means a day on which the principal U.S. securities exchange on which the Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transaction Agreement” has the meaning set forth in the Recitals.

“Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, the Sponsor Support Agreement and the Tax Receivable Agreement.

“Transactions” has the meaning set forth in the Recitals.

“Transfer” has the meaning set forth in Section 8.1.

“Treasury Regulations” means the income Tax regulations promulgated under the Code and effective as of the Execution Date. Such term, if elected by the Manager, shall be deemed to include any future amendments to such regulations and any corresponding provisions of succeeding regulations (whether or not such amendments and corresponding provisions are mandatory or discretionary).

“Unit” means a limited liability company interest in the Company of a Member or representing a fractional part of the interests in Profits, Losses and Distributions of the Company held by all Members, including Common Units, Preferred Units and Earnout Units.

10

“Unit Ownership Ledger” has the meaning set forth in Section 3.1(b).

“Unitholder” means any owner of one or more Units as reflected on the Company’s books and records.

“Unpaid Preferred Unit Peg Amount” with respect to any issued and outstanding Preferred Unit means (a) the Preferred Unit Peg Amount of such Preferred Unit minus (b) the aggregate amount of Distributions made in respect of such Preferred Unit pursuant to Sections Section 4.1(b)(i) (excluding, for the avoidance of doubt, any Tax Distributions).

“Upstairs Class A Warrants” has the meaning set forth in Section 3.13(b).

“Vesting Event” has the meaning set forth in Section 3.14(a).

“Warrant Agreements” has the meaning set forth in Section 3.13(a).

“Warrants” has the meaning set forth in Section 3.13(a).

ARTICLE II

ORGANIZATIONAL MATTERS

Section 2.1 Formation of LLC; Continuation. The Company was formed in the State of Delaware on March 17, 2023, pursuant to the provisions of the Delaware Act. Each Person listed on the Unit Ownership Ledger as a member of the Company on the Execution Date is admitted as (or shall continue as) a member of the Company.

Section 2.2 Limited Liability Company Agreement. The Members hereby execute this Agreement for the purpose of amending and restating the Prior Agreement and establishing the affairs of the Company and the conduct of its business in accordance with the provisions of the Delaware Act. The Members agree that until the Company is terminated in accordance with Section 11.4, the rights, powers and obligations of the Unitholders with respect to the Company will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act. Notwithstanding the foregoing and anything else to the contrary, Section 18-210 of the Delaware Act (entitled “No Statutory Appraisal Rights”) shall not apply to or be incorporated into this Agreement and each Unitholder expressly waives any and all rights under such Section of the Delaware Act and, to the fullest extent permitted by law, Section 18-305(a) of the Delaware Act (entitled “Access to and Confidentiality of Information; Records”) shall not apply to or be incorporated into this Agreement and each Member expressly waives any and all rights under such Section of the Delaware Act. For the avoidance of doubt, the foregoing waiver of any and all rights by each Member under Section 18-305(a) of the Delaware Act is a restriction of the Members’ rights to obtain information, approved and adopted by all of the Members, as permitted under Section 18-305(g) of the Delaware Act.

Section 2.3 Name. The name of the Company shall be “BT HoldCo LLC”. The Manager may change the name of the Company at any time and from time to time. Notification of any such name change shall be given to all Unitholders. The Company’s business may be conducted under its name or any other name or names deemed advisable by the Manager.

11

Section 2.4 Purpose. The purpose and business of the Company shall be to manage and direct the business operations and affairs of the Company and its Subsidiaries and to engage in any other lawful acts or activities for which limited liability companies may be formed under the Delaware Act.

Section 2.5 Principal Office; Registered Office. The principal office of the Company shall be located at such place inside or outside the state of Delaware as the Manager may from time to time designate, and, to the fullest extent permitted by law, all business and activities of the Company shall be deemed to have occurred at its principal office. The Company may maintain offices at such other place or places as the Manager deems advisable. The address of the registered office of the Company in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by applicable law, and the registered agent for service of process on the Company in the State of Delaware at such registered office shall be the registered agent named in the Certificate or such Person or Persons as the Manager may designate from time to time in the manner provided by applicable law.

Section 2.6 Term. The term of the Company commenced upon the filing of the Certificate with the office of the Secretary of State of the State of Delaware in accordance with the Delaware Act and shall continue in existence until the Company shall be dissolved in accordance with the provisions of Article XI. The existence of the Company as a separate entity shall continue until the cancellation of the Certificate in accordance with Section 11.4.

Section 2.7 No State-Law Partnership. The Unitholders intend that the Company not be a partnership (including a limited partnership) or joint venture, and that no Unitholder be a partner or joint venturer of any other Unitholder by virtue of this Agreement, for any purposes other than as set forth in the last sentence of this Section 2.7, and neither this Agreement nor any other document entered into by the Company or any Unitholder relating to the subject matter of this Agreement shall be construed to suggest otherwise. The Unitholders intend that the Company shall be treated as a partnership for U.S. federal and, if applicable, state or local income Tax purposes, and that each Unitholder and the Company shall file all Tax returns and shall otherwise take all Tax and financial reporting positions in a manner consistent with such treatment.

Section 2.8 Ratification and Specific Authorization of Transactions. Pursuant to the Transaction Agreement, the Company has undertaken, or has caused its Subsidiaries (as applicable) to undertake, or will undertake the Transactions. In connection therewith, (i) all actions taken to date, and any and all things done, by the Company, and by the Manager or any officer, employee or agent of the Company on behalf of the Company or its Subsidiaries, in furtherance of and consistent with the Transactions (including the execution and delivery of the Transaction Agreement and the recapitalization of the Company’s equity interests into Common Units and Preferred Units), are in all respects confirmed to be authorized, approved and ratified and, to the extent not yet undertaken, and (ii) the Company, and the Manager or any officer, employee or agent of the Company on behalf of the Company or its Subsidiaries, is authorized to, or cause the Company’s Subsidiaries to, enter into and perform the Warrant Agreement, the Tax Receivable Agreement and any documents contemplated or related to such agreements and any amendments to such agreements, in each case, without any further act, vote or approval of any Person, including any Member or any Unitholder, notwithstanding any other provision of this Agreement.

12

ARTICLE III

UNITS, CAPITAL CONTRIBUTIONS AND ACCOUNTS

Section 3.1 Units; Capitalization.

(a) Units; Capitalization. The Company shall have the authority to issue (i) an unlimited number of Common Units, (ii) a number of Preferred Units determined in accordance with Section [__] of the Transaction Agreement and (iii) (x) 5,458,836 Class 1 Earnout Units, (y) 5,458,836 Class 2 Earnout Units and (z) 5,458,836 Class 3 Earnout Units. Subject to the terms and conditions of the Transaction Agreement, (x) the Company shall first consummate the recapitalization of its issued and outstanding membership interests into the number of Common Units and Preferred Units, respectively, determined in accordance with Section 2.9 of the Transaction Agreement (the “Recapitalization”), and (y) following the Recapitalization, the Company will issue Common Units and Warrants to PubCo in exchange for a cash contribution to the Company, such that immediately after completion of the Transactions and the issuance of Common Units and Warrants by the Company, the total number of Common Units held by PubCo will equal the total number of outstanding shares of Class A Common Stock and the total number of Common Units into which Warrants held by PubCo are exercisable will be equal to the total number of shares of Class A Common Stock for which outstanding warrants issued by PubCo are exercisable. The ownership by a Member of Participating Units shall entitle such Member to allocations of Profits and Losses and other items and Distributions of cash and other property as set forth in Article IV.

(b) Unit Ownership Ledger; Capital Contributions. The Manager shall create and maintain a ledger (the “Unit Ownership Ledger”) setting forth the name and address of each Unitholder and holder of Warrants, the number of each class of Units and Warrants held of record by each such Unitholder and holder of Warrants, and the amount of the Capital Contribution made (or deemed to have been made) with respect to each class of Units and the date of such Capital Contribution. Upon any change in the number or ownership of outstanding Units or Warrants (whether upon an issuance of Units or Warrants, a Transfer of Units or Warrants, a cancellation of Units or Warrants or otherwise), the Manager shall amend and update the Unit Ownership Ledger. Absent manifest error, the ownership interests recorded on the Unit Ownership Ledger shall be conclusive record of the Units and Warrants that have been issued and are outstanding. Each Unitholder named in the Unit Ownership Ledger has made (or shall be deemed to have made) Capital Contributions to the Company as set forth in the Unit Ownership Ledger in exchange for the Units specified in the Unit Ownership Ledger. Any reference in this Agreement to the Unit Ownership Ledger shall be deemed a reference to the Unit Ownership Ledger as amended and in effect from time to time.

(c) Certificates; Legends. Units shall be issued in uncertificated form. However, at the request of any Member, the Manager may cause the Company to issue one or more certificates to any such Member holding Units representing in the aggregate the Units held by such Member. If any certificate representing Units is issued, then such certificate shall bear a legend substantially in the following form:

13

THIS CERTIFICATE EVIDENCES UNITS REPRESENTING A LIMITED LIABILITY COMPANY INTEREST IN BT HOLDCO LLC. THE LIMITED LIABILITY COMPANY INTEREST IN BT HOLDCO LLC REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY NON-U.S. OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH. THE LIMITED LIABILITY COMPANY INTEREST IN BT HOLDCO LLC REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF BT HOLDCO LLC, DATED AS OF [•], 2023, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH SHALL BE FURNISHED BY THE COMPANY TO THE RECORD HOLDER OF SUCH UNITS UPON WRITTEN REQUEST AND WITHOUT CHARGE.

(d) BT Assets Units. Notwithstanding any other provision of this Agreement, all Units held by BT Assets, including the Common Units that were issued and outstanding and held by BT Assets prior to the Execution Date, the Common Units issued in connection with the Transactions and the Preferred Units will be nonvoting Units. Except as set forth in the immediately preceding sentence, the Common Units and Preferred Units that were issued and outstanding and held by the Members prior to the Execution Date shall remain unchanged.

Section 3.2 Authorization and Issuance of Additional Units.

(a) At PubCo’s sole direction (without the consent or approval of any other Member or Unitholder or any other Person), the Manager shall cause the Company to issue or create and issue at any time after the Execution Date, additional Units or other Equity Securities of the Company (including creating classes or series of Units or other Equity Securities having such powers, designations, preferences and rights, which in each case may be senior to existing Units or other Equity Securities of the Company or classes or series). Notwithstanding any other provision of this Agreement, including Section 12.2, the Manager shall make such amendments to this Agreement to provide for such powers, designations, preferences and rights as the Manager deems necessary or appropriate to give effect to such additional authorization or issuance in accordance with the foregoing provision. In connection with any issuance of Units (whether on or after the Execution Date), the Person who acquires such Units shall execute a counterpart to this Agreement accepting and agreeing to be bound by all terms and conditions of this Agreement, and shall enter into such other documents, instruments and agreements to effect such purchase as are required by the Manager (including such documents, instruments and agreements entered into on or prior to the Execution Date by the Members, each, an “Equity Agreement”).

(b) At any time PubCo issues one or more shares of Class A Common Stock (other than an issuance of the type covered by Section 3.2(c) or an issuance to a holder of Redeemable Units pursuant Article IX), PubCo shall contribute to the Company all of the net proceeds (if any) received by PubCo with respect to such share or shares of Class A Common Stock. Upon the contribution by PubCo to the Company of all of such net proceeds so received by PubCo, the Manager shall cause the Company to issue to PubCo a number of Common Units equal to the

14

number of such shares of Class A Common Stock issued. Notwithstanding the foregoing, if PubCo issues any shares of Class A Common Stock to purchase or fund the purchase of Common Units from a Member (other than a Subsidiary of PubCo), then the Company shall not issue any new Common Units registered in the name of PubCo in accordance with Section 9.1(a) and PubCo shall not be required to transfer such net proceeds to the Company (it being understood that such net proceeds shall instead be transferred by PubCo to such other Member as consideration for such purchase). Notwithstanding the foregoing, this Section 3.2(b) shall not apply to the issuance and distribution to holders of shares of Class A Common Stock of rights to purchase Equity Securities of PubCo under a “poison pill” or similar shareholder rights plan (it being understood that (i) upon exchange of Redeemable Units for Class A Common Stock pursuant to Article IX, such Class A Common Stock would be issued together with any such corresponding right and (ii) in the event such rights to purchase Equity Securities of PubCo are triggered, PubCo will ensure that the holders of Common Units that have not been exchanged prior to such time will be treated equitably vis-à-vis the holders of Class A Common Stock under such plan).

(c) At any time PubCo issues one or more shares of Class A Common Stock in connection with an equity incentive program, whether such share or shares are issued upon exercise (including cashless exercise) of an option, settlement of a restricted stock unit, as restricted stock or otherwise, the Manager shall cause the Company to issue a corresponding number of Common Units, registered in the name of PubCo (determined based upon the Exchange Rate then in effect). Notwithstanding the foregoing, PubCo shall be required to contribute all (but not less than all) of the net proceeds (if any) received by PubCo from or otherwise in connection with such issuance of one or more shares of Class A Common Stock, including the exercise price of any option exercised, to the Company. If any such shares of Class A Common Stock so issued by PubCo in connection with an equity incentive program are subject to vesting or forfeiture provisions, then the Common Units that are issued by the Company to PubCo in connection therewith in accordance with the preceding provisions of this Section 3.2(c) shall be subject to vesting or forfeiture on the same basis; if any of such shares of Class A Common Stock vest or are forfeited, then a corresponding number of the Common Units (determined based upon the Exchange Rate then in effect) issued by the Company in accordance with the preceding provisions of this Section 3.2(c) shall automatically vest or be forfeited. Any cash or property held by PubCo or the Company or on any of such Person’s behalf in respect of dividends paid on restricted shares of Class A Common Stock that fail to vest shall be returned to the Company upon the forfeiture of such restricted shares of Class A Common Stock.

(d) For purposes of this Section 3.2, “net proceeds” means gross proceeds to PubCo from the issuance of Class A Common Stock or other securities less all reasonable bona fide out-of-pocket fees and expenses of PubCo, the Company and their respective Subsidiaries actually incurred in connection with such issuance.

Section 3.3 Repurchase or Redemption of Class A Common Stock. If, at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by PubCo for cash, then the Manager shall cause the Company, immediately prior to such repurchase or redemption of such shares, to redeem a corresponding number of Common Units held by PubCo (determined based upon the Exchange Rate then in effect), at an aggregate redemption price equal to the aggregate purchase or redemption price of the share or shares of Class A Common Stock being repurchased or

15

redeemed by PubCo (plus any reasonable related expenses) and upon such other terms as are the same for the share or shares of Class A Common Stock being repurchased or redeemed by PubCo. Notwithstanding the foregoing, the provisions of this Section 3.3 shall not apply in the event that such repurchase or redemption of shares of Class A Common Stock is paired with a stock split or stock dividend such that after giving effect to such repurchase and subsequent stock split or stock dividend there shall be outstanding an equal number of shares of Class A Common Stock as were outstanding prior to such repurchase or redemption and subsequent stock split or stock dividend.

Section 3.4 Changes in Common Stock. In addition to any other adjustments required by any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of Class A Common Stock, Class B Common Stock, Class E Common Stock, Class M Common Stock, Class O Common Stock, Class V Common Stock or other capital stock of PubCo shall be accompanied by an identical subdivision or combination, as applicable, of the Common Units or other Equity Securities, as applicable. In connection with a subdivision or combination of the Common Units or other Equity Securities pursuant to this Section 3.4, subject to Section 12.2, the Manager shall have the power, without the approval of any other Member or Unitholder or any other Person, to make such amendments to this Agreement to reflect such subdivision or combination, as applicable, of the Common Units or other Equity Securities.

Section 3.5 Capital Accounts.

(a) Maintenance of Capital Accounts. The Company shall maintain a separate Capital Account for each Unitholder according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may (in the discretion of the Manager), upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of the Company property. Without limiting the foregoing, each Unitholder’s Capital Account shall be adjusted, without duplication:

(i) by adding any additional Capital Contributions made by such Unitholder in consideration for the issuance of Units;

(ii) by deducting any amounts paid to such Unitholder in connection with the redemption or other repurchase by the Company of Units;

(iii) by adding any Profits allocated in favor of such Unitholder and subtracting any Losses allocated in favor of such Unitholder; and

(iv) by deducting any distributions paid in cash or other assets to such Unitholder by the Company.

(b) Computation of Income, Gain, Loss and Deduction Items. For purposes of computing the amount of any item of the Company income, gain, loss or deduction to be allocated pursuant to Article IV and to be reflected in the Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income Tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose). However:

16

(i) the computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(1)(B), Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for U.S. federal income Tax purposes;

(ii) if the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e), (f) or (s), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property;

(iii) items of income, gain, loss or deduction attributable to the disposition of the Company property having a Book Value that differs from its adjusted basis for Tax purposes shall be computed by reference to the Book Value of such property;

(iv) items of depreciation, amortization and other cost recovery deductions with respect to the Company property having a Book Value that differs from its adjusted basis for Tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g);

(v) to the extent an adjustment to the adjusted Tax basis of any of the Company’s asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis); and

(vi) this Section 3.5 shall be applied in a manner consistent with the principles of Treasury Regulation Sections 1.704-1(b)(2)(iv)(d), (f)(1), (h)(2) and (s).

Section 3.6 Negative Capital Accounts; No Interest Regarding Positive Capital Accounts. No Unitholder shall be required to pay to any other Unitholder or the Company any deficit or negative balance which may exist from time to time in such Unitholder’s Capital Account (including upon and after dissolution of the Company). Except as otherwise expressly provided in this Agreement, no Unitholder shall be entitled to receive interest from the Company in respect of any positive balance in its Capital Account, and no Unitholder shall be liable to pay interest to the Company or any Unitholder in respect of any negative balance in its Capital Account.

Section 3.7 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contributions or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

Section 3.8 Loans From Unitholders. Loans by Unitholders to the Company shall not be considered Capital Contributions. If any Unitholder shall loan funds to the Company in excess of the amounts required under this Agreement to be contributed by such Unitholder to the capital of the Company, the making of such loans shall not result in any increase in the amount of the Capital Account of such Unitholder. The amount of any such loans shall be a debt of the Company to such Unitholder and shall be payable or collectible in accordance with the terms and conditions upon which such loans are made.

17

Section 3.9 Adjustments to Capital Accounts for Distributions In-Kind. To the extent that the Company distributes property in-kind to the Members, the Company shall be treated as making a distribution equal to the Fair Market Value of such property (as of the date of such distribution) for purposes of Section 4.1 and such property shall be treated as if it were sold for an amount equal to its Fair Market Value and any resulting gain or loss shall be allocated to the Members’ Capital Accounts in accordance with Section 4.2 through Section 4.4.

Section 3.10 Transfer of Capital Accounts. The original Capital Account established for each Substituted Member shall be in the same amount as the Capital Account of the Member (or portion of such amount) to which such Substituted Member succeeds at the time such Substituted Member is admitted to as a Member of the Company. The Capital Account of any Member whose interest in the Company shall be increased or decreased by means of (a) the Transfer to it of all or part of the Units of another Member or (b) the repurchase or forfeiture of Units pursuant to any Equity Agreement shall be appropriately adjusted to reflect such Transfer, repurchase or forfeiture. Any reference in this Agreement to a Capital Contribution of or Distribution to a Member that has succeeded any other Member shall include any Capital Contributions or Distributions previously made by or to the former Member on account of the Units of such former Member Transferred to such Member.

Section 3.11 Adjustments to Book Value. The Company shall adjust the Book Value of its assets to Fair Market Value in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f) as of the following times: (a) at the Manager’s discretion in connection with the issuance of Units in the Company in exchange for more than a de minimis Capital Contribution or for services performed on behalf of the Company; (b) at the Manager’s discretion in connection with the Distribution by the Company to a Member of more than a de minimis amount of the Company’s assets, including money; (c) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); (d) upon the conversion of any Earnout Units into Common Units in connection with a Vesting Event in accordance with principles similar to those set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(s); and (e) at such other times as the Manager determines necessary or appropriate to comply with Treasury Regulations Sections 1.704-1(b) and 1.704-2. Any such increase or decrease in Book Value of an asset shall be allocated as a Profit or Loss to the Capital Accounts of the Members under Section 4.2 (determined immediately prior to the event giving rise to the revaluation). If any Earnout Units are outstanding prior to the occurrence of a revaluation event described in this paragraph, the Company shall adjust the Book Values of its assets in accordance with principles similar to those set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(h)(2).

Section 3.12 Compliance With Section 1.704-1(b). The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Treasury Regulations. In the event the Manager shall determine that it is prudent to modify the manner in which the Capital Accounts are computed to comply with such Treasury Regulations, the Manager may make such modification, without the approval of any other Member or Unitholder or any

18

other Person and notwithstanding anything in Section 12.2 to the contrary. The Manager also shall (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of the Company capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Treasury Regulations Section 1.704-1(b)(iv)(g), and (b) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

Section 3.13 Warrants.

(a) On the Execution Date, in connection with the transactions contemplated by the Transaction Agreement, the Company has issued warrants to purchase Common Units (the “Warrants”) to PubCo as set forth on the Unit Ownership Ledger pursuant to warrant agreements (the “Warrant Agreements”) entered into between the Company and PubCo as of the Execution Date. Upon the valid exercise of a Warrant in accordance with the applicable Warrant Agreement, the Company shall issue to PubCo the number of Common Units, free and clear of all Liens (other than those arising under applicable securities laws and this Agreement), to be issued in connection with such exercise.

(b) If any holder of a warrant issued by PubCo to purchase shares of Class A Common Stock (the “Upstairs Class A Warrants”) exercises an Upstairs Class A Warrant, then PubCo agrees that it shall cause a corresponding exercise (including by effecting such exercise in the same manner, i.e., by payment of a cash exercise price or on a cashless basis) of a Warrant with similar terms held by it, such that the number of shares of Class A Common Stock issued in connection with the exercise of such Upstairs Class A Warrant shall equal the number of Common Units issued by the Company pursuant to the Warrant Agreement with PubCo, and the exercise price paid by PubCo shall be equal to the exercise price paid by the holder of the Upstairs Class A Warrant exercising such Upstairs Class A Warrant. PubCo agrees that it will not exercise any Warrants other than in connection with the corresponding exercise of an Upstairs Class A Warrant. In the event an Upstairs Class A Warrant is redeemed, the Company will redeem a Warrant with similar terms held by PubCo.

Section 3.14 Conversion or Forfeiture of Earnout Units.

(a) Earnout Vesting and Rights. The Earnout Units issued to BT Assets and PubCo shall be subject to conversion to Common Units (each, a “Vesting Event”) as follows:

(i) If at any time during the seven-year period following the Closing (as defined in the Transaction Agreement) (the “First Earnout Period”), the closing share price of the Class A Common Stock is greater than $12.00 over any 10 Trading Days (which may be consecutive or not consecutive) within any 20 consecutive Trading Days (the “First Milestone”), then each Class 1 Earnout Unit shall automatically and immediately be converted into one Common Unit after the occurrence of the First Milestone;

(ii) If at any time during the First Earnout Period, the closing share price of the Class A Common Stock is greater than $14.00 over any 10 Trading Days (which may be consecutive or not consecutive) within any 20 consecutive Trading Days (the “Second Milestone”), then each Class 2 Earnout Unit shall automatically and immediately be converted into one Common Unit after the occurrence of the Second Milestone; and

19

(iii) If at any time during the 10-year period following the Closing (as defined in the Transaction Agreement) (the “Second Earnout Period”, and together with the First Earnout Period, the “Earnout Period”), the closing share price of the Class A Common Stock is greater than $16.00 over any 10 Trading Days (which may be consecutive or not consecutive) within any 20 consecutive Trading Days (the “Third Milestone”), then each Class 3 Earnout Unit shall automatically and immediately be converted into one Common Unit after the occurrence of the Third Milestone.

(b) Earnout Forfeiture. Any Class 1 Earnout Units or Class 2 Earnout Units that are not converted to Common Units as set forth in Sections 3.14(a)(i)-(ii) above, shall be automatically and immediately forfeited and cancelled upon the date of the expiration of the First Earnout Period. Any Class 3 Earnout Units that are unvested as of the end of the Second Earnout Period shall be forfeited upon the date of the expiration of the Second Earnout Period.

(c) Earnout Conversion and Class V Issuance. Upon the conversion of any Earnout Unit held by BT Assets to a Common Unit, PubCo will promptly (but in any event within five Business Days) issue an equal number of shares of Class V Common Stock to BT Assets.

(d) Earnout Conversion and Class A Issuance. Without duplication of any right under the Sponsor Support Agreement, upon the conversion of any Earnout Unit held by PubCo to a Common Unit, PubCo will promptly (but in any event within five Business Days) issue an equal number of shares of Class A Common Stock to Sponsor.

(e) Vesting Upon Change of Control. Notwithstanding the foregoing and subject to Section 3.14(b), upon a Change of Control during the Earnout Period, each Earnout Unit shall automatically be converted into one Common Unit immediately prior to the consummation of such Change of Control as follows:

(i) If the per share price of Class A Common Stock payable in connection with such Change of Control is less than $12.00, then each Earnout Unit held by BT Assets and PubCo shall be cancelled with no consideration or conversion into Common Unit and upon such cancellation each such Earnout Unit shall be of no further force and effect.

(ii) If the per share price of Class A Common Stock payable in connection with such Change of Control is at or higher than $12.00 and lower than $14.00, then each Class 1 Earnout Unit held by BT Assets and PubCo shall automatically and immediately be converted into one Common Unit and each Class 2 Earnout Unit and Class 3 Earnout Unit held by BT Assets and PubCo shall be cancelled with no consideration or conversion into Common Unit and upon such cancellation each such Class 2 Earnout Unit and Class 3 Earnout Unit shall be of no further force and effect.

20

(iii) If the per share price of Class A Common Stock payable in connection with such Change of Control is at or higher than $14.00 and lower than $16.00, then each Class 1 Earnout Unit and Class 2 Earnout Unit held by BT Assets and PubCo shall automatically and immediately be converted into one Common Unit and each Class 3 Earnout Unit held by BT Assets and PubCo shall be cancelled with no consideration or conversion into Common Unit and upon such cancellation each such Class 3 Earnout Unit shall be of no further force and effect.

(iv) If the per share price of Class A Common Stock payable in connection with such Change of Control is at or higher than $16.00, then each Class 1 Earnout Unit, Class 2 Earnout Unit, and Class 3 Earnout Unit held by BT Assets and PubCo shall automatically and immediately be converted into one Common Unit.

(f) For the avoidance of doubt, in the event of a Change of Control, including where the consideration payable is other than a specified price per share, for purposes of determining whether the Earnout Units convert to Common Units or are cancelled in accordance with this Section 3.14, the per share price of Class A Common Stock payable in connection with such Change of Control will be calculated on a basis that takes into account the number of Earnout Units that will convert in connection with the Change of Control. That is, the ultimate price per share payable to all Class A Common Stock will be the same price per share used to calculate the number of Earnout Units that convert into Class A Common Stock.

Section 3.15 Conversion of Preferred Units. Notwithstanding anything to the contrary in this Agreement, each Preferred Unit shall automatically be converted (a “Conversion”) into one Common Unit (each, a “Converted Unit”) upon the Unpaid Preferred Unit Peg Amount of such Preferred Unit being reduced to $0.00. The Conversion of any Preferred Unit shall occur automatically without any further action by the Company, the Manager, BT Assets or any other Person. Following the Conversion of any Preferred Unit, a holder of the resulting Converted Unit will have the rights and obligations of a holder of a Common Unit with respect to such Converted Unit, and, for the avoidance of doubt, the converted Preferred Unit will cease to be issued or outstanding for all purposes hereunder.

ARTICLE IV

DISTRIBUTIONS AND ALLOCATIONS

Section 4.1 Distributions.

(a) Tax Distributions.

(i) Tax Distributions Generally. To the extent funds of the Company are legally available for distribution by the Company and such distribution would not be prohibited under any credit facility or any other agreement to which the Company or any of its Subsidiaries is a party, in each case, as determined by the Manager in its reasonable discretion and subject to Section 4.6 (the “Tax Distribution Conditions”), with respect to each Fiscal Quarter (or portion of each Fiscal Quarter), the Company shall distribute to each Unitholder, an amount of cash (each a “Tax Distribution”) equal to such Unitholder’s Assumed Tax Liability for such Fiscal Quarter (or portion of such Fiscal Quarter); provided that, Tax Distributions shall be adjusted as necessary so that all Tax Distributions shall be made pro rata in accordance with each Unitholder’s relative ownership of Participating Units in an amount such that the Unitholder with the highest Assumed Tax Liability receives an amount equal to such Unitholder’s Assumed Tax Liability. Such Tax

21

Distributions shall be made on a quarterly basis at least five days prior to the date on which any estimated tax payments are due with respect to the relevant Fiscal Quarter to permit each Unitholder (or the beneficial owners of any Unitholder) to timely pay its estimated tax obligations for the applicable Fiscal Quarter (or portion of such Fiscal Quarter). The Manager shall make, in its reasonable discretion, equitable adjustments (downward (but not below zero) or upward) to each Unitholder’s Tax Distributions (but in any event pro rata in proportion to each Unitholder’s respective number of Participating Units) to take into account increases or decreases in the number of Participating Units held by each Unitholder during the relevant period. The Manager shall be entitled to adjust subsequent Tax Distributions up or down to reflect any variation from its prior estimation of any Unitholder’s Assumed Tax Liability based on the receipt of subsequent information.

(ii) Impact of Failure to Satisfy Tax Distribution Conditions. In the event that due to the Tax Distribution Conditions the funds available for any Tax Distribution to be made under this Agreement are insufficient to pay the full amount of the Tax Distribution that would otherwise be required under Section 4.1(a)(i), the Company shall use its reasonable best efforts to distribute to the Unitholders the amount of funds that are available after application of the Tax Distribution Conditions on a pro rata basis (according to the amounts that would have been distributed to each Unitholder pursuant to Section 4.1(a)(i) if available funds (after application of the Tax Distribution Conditions) existed in a sufficient amount to make such Distribution in full). At any time thereafter when additional funds of the Company are available for Distribution after application of the Tax Distribution Conditions, the Company shall use its commercially reasonable efforts to distribute such funds to the Unitholders on a pro rata basis (according to the amounts that would have been distributed to each Unitholder pursuant to Section 4.1(a)(i) if available funds (after application of the Tax Distribution Conditions) had existed in a sufficient amount to make such Tax Distribution in full).

(iii) Additional Tax Distributions. In the event of any audit by, or similar event with, a taxing authority that affects the calculation of any Unitholder’s Assumed Tax Liability for any Taxable Year (other than an audit conducted pursuant to the Partnership Tax Audit Rules for which no election is made pursuant to Code Section 6226 (or any similar provision of state or local law)), or in the event the Company files an amended tax return, each Unitholder’s Assumed Tax Liability with respect to such year shall be recalculated by giving effect to such event (for the avoidance of doubt, taking into account interest and penalties). Subject to the Tax Distribution Conditions, distributions shall be made pro rata on a per-Participating Unit basis in an amount such that each Unitholder receives an amount equal to any shortfall in the amount of Tax Distributions the Unitholders received for the relevant Taxable Years based on such recalculated Assumed Tax Liability, except, for the avoidance of doubt, to the extent Distributions were made to such Unitholders and former Unitholders pursuant to Section 4.1 (other than Section 4.1(b)(i)) in the relevant Taxable Years sufficient to cover such shortfall.

(b) Other Distributions. Except as otherwise set forth in Section 4.1(a) with respect to Tax Distributions but subject to compliance with Section 6.6 and Section 6.7, the Manager may cause the Company to make Distributions at such time, in such amounts and in such form (including in-kind property) as determined by the Manager, in each case in accordance with the following order of priority:

22

(i) first, to the holders of issued and outstanding Preferred Units, pro rata in accordance with the Unpaid Preferred Unit Peg Amounts of all Preferred Units held by each of them, until the Unpaid Preferred Unit Peg Amounts of each issued and outstanding Preferred Unit is reduced to $0.00; and

(ii) thereafter, to the holders of Participating Units, pro rata in accordance with the relative ownership of Participating Units of each such holder.

Section 4.2 Allocations.

(a) Subject to Section 4.3, Profits or Losses for any Fiscal Year shall be allocated among the Unitholders in such a manner as to reduce or eliminate, to the extent possible, any difference, as of the end of such Fiscal Year, between (i) the sum of (A) the Capital Account of each Unitholder, (B) such Unitholder’s share of Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(g)) and (C) such Unitholder’s partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(2)) and (ii) the respective net amounts, positive or negative, which would be distributed to them or for which they would be liable to the Company under this Agreement and the Delaware Act, determined as if the Company were to (x) liquidate the assets of the Company for an amount equal to their Book Value and satisfy the liabilities of the Company in cash (limited in the case of non-recourse liabilities to the Book Value of the assets securing such liabilities) and (y) distribute the proceeds of such liquidation pursuant to Section 11.2.

(b) If during any Fiscal Year there is a change in any Unitholder’s interest in the Company as a result of the admission of one or more Members, the withdrawal of a Member, or a Transfer of an interest in the Company, the Profits, Losses, or any other item allocable to the Unitholders under this Agreement for the Fiscal Year shall be allocated among the Unitholders so as to reflect their varying interests in the Company during the Fiscal Year, using any permissible method under Section 706 of the Code and the Treasury Regulations, as reasonably selected by the Manager. In furtherance of the foregoing, any such permissible method selected by the Manager shall be set forth in a dated, written statement maintained with the Company’s books and records. The Unitholders agree that any such selection by the Manager is made by “agreement of the partners” within the meaning of Treasury Regulation Section 1.706-4(f).

Section 4.3 Special Allocations.

(a) Minimum Gain Chargeback. Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). If there is a net decrease during a Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(2)), Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Unitholders in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(i)(4).

23

(b) Unitholder Nonrecourse Debt Minimum Chargeback. Nonrecourse deductions (as determined according to Treasury Regulation Section 1.704-2(b)(1)) for any Taxable Year shall be allocated to each holder of Participating Units ratably among such Unitholders based upon their ownership of Participating Units. Except as otherwise provided in Section 4.3(a), if there is a net decrease in the Minimum Gain during any Taxable Year, each Unitholder shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulation Section 1.704-2(f). This Section 4.3(b) is intended to be a Minimum Gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c) Qualified Income Offset. If any Unitholder that unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Section 4.3(a) and Section 4.3(b), but before the application of any other provision of this Article IV, then Profits for such Taxable Year shall be allocated to such Unitholder in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 4.3(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d) Allocation of Certain Profits and Losses. Profits and Losses described in Section 3.5(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(j), (k) and (m).

(e) Regulatory Allocations. The allocations set forth in Sections 4.3(a)-(d) (the “Regulatory Allocations”) are intended to comply with certain requirements of Treasury Regulation Sections 1.704-1(b) and 1.704-2. The Regulatory Allocations may not be consistent with the manner in which the Unitholders intend to allocate Profit and Loss of the Company or make the Company distributions. Accordingly, notwithstanding the other provisions of this Article IV, but subject to the Regulatory Allocations, income, gain, deduction, and loss shall be reallocated among the Unitholders so as to eliminate the effect of the Regulatory Allocations and cause the respective Capital Accounts of the Unitholders to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Unitholders anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Unitholders so that the net amount of the Regulatory Allocations and such special allocations to each such Unitholder is zero. In addition, if in any Fiscal Year or Fiscal Period there is a decrease in partnership Minimum Gain, or in partner nonrecourse debt Minimum Gain, and application of the Minimum Gain chargeback requirements set forth in Section 4.3(a) or Section 4.3(b) would cause a distortion in the economic arrangement among the Unitholders, the Manager may, if it does not expect that the Company will have sufficient other income to correct such distortion, request the Internal Revenue Service to waive either or both of such Minimum Gain chargeback requirements. If such request is granted, this Agreement shall be applied in such instance as if it did not contain such Minimum Gain chargeback requirement.

24

(f) Deductions in Respect of Taxes. Any item of deduction with respect to a Tax that is offset for a Unitholder under Section 4.6 shall be allocated to the Unitholder for which such payment is to be offset. For the avoidance of doubt, all Tax deductions described in this Section 4.3(g) shall be taken into account in determining the amount of Tax Distribution made under the provisions of Section 4.1(a)(i).

(g) Non-Compensatory Options. Allocations and other adjustments with respect to any “non-compensatory options” (as defined in Treasury Regulation Section 1.721-2(f)), shall be made in accordance with the Treasury Regulations including Treasury Regulation Sections 1.721-2 and 1.704-1(b)(2)(iv)(s).

(h) Allocations Relating to Earnout Units. Notwithstanding anything to the contrary in this Agreement, (i) no allocation (of Profit or Loss or otherwise) shall be made in respect of any Earnout Units in determining Capital Accounts unless and until such Earnout Units are converted into Common Units in connection with a Vesting Event, and (ii) in the event the Book Value of any Company asset is adjusted pursuant to Section 3.11(d), any Profit or Loss resulting from such adjustment shall be allocated among the Members (including the Members who held the Earnout Units giving rise to such adjustment) in accordance with principles similar to those set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(s)(2). To the extent necessary (as determined by the Manager), then the Company shall cause a Capital Account reallocation in accordance with principles similar to those set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(s)(3).

Section 4.4 Offsetting Allocations. If, and to the extent that, any Member is deemed to recognize any item of income, gain, deduction or loss as a result of any transaction between such Member and the Company pursuant to Sections 83, 482, or 7872 of the Code or any similar provision now or hereafter in effect, the Manager shall use its commercially reasonable efforts to allocate any corresponding Profit or Loss to the Member who recognizes such item to reflect the Members’ economic interest in the Company.

Section 4.5 Tax Allocations.

(a) Allocations Generally. Except as provided in Section 4.5(b) below, for U.S. federal, state and local income Tax purposes, each item of income, gain, loss or deduction shall be allocated among the Unitholders in the same manner and in the same proportion that the corresponding book items have been allocated among the Unitholders’ respective Capital Accounts. However, if any such allocation is not permitted by the Code or other applicable law, then each subsequent item of income, gain, loss, deduction and credit will be allocated among the Unitholders so as to reflect as nearly as possible the allocation set forth in this Agreement in computing their Capital Accounts.

(b) Code Section 704(c) Allocations. Items of the Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for Tax purposes, be allocated among the Unitholders in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such asset for federal income Tax purposes and its initial Book Value. Such allocations shall be made (i) with respect to any property contributed to the Company on or prior to the Execution Date, using the “traditional method” specified in Treasury Regulations Section 1.704-3(b) unless otherwise determined by PubCo (and,

25

to the extent such other method would accelerate payments under the Tax Receivable Agreement, the independent directors of PubCo) and (ii) with respect to any property contributed to the Company following the Execution Date, using any method selected by the Manager that is permitted under Section 704(c) of the Code and the Treasury Regulations. In addition, if the Book Value of any Company asset is adjusted pursuant to the requirements of Treasury Regulation Section 1.704-1(b)(2)(iv)(e), (f) or (s), then subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income Tax purposes and its Book Value in the same manner as under Code Section 704(c).

(c) Section 754 Election. The Company will make an election under Section 754 of the Code (or any comparable election under relevant state or local law) for its Taxable Year that includes or begins on the Execution Date to adjust the basis of the Company property as permitted and provided in Sections 734 and 743 of the Code. Such election shall be effective solely for federal (and, if applicable, state and local) income Tax purposes and shall not result in any adjustment to the Book Value of any Company asset or to the Member’s Capital Accounts (except as provided in Treasury Regulations Section 1.704-1(b)(2)(iv)(m)).

(d) Allocation of Tax Credits, Tax Credit Recapture, Etc. Allocations of Tax credits, Tax credit recapture, and any related items shall be allocated to the Unitholders according to their interests in such items as determined by the Manager taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii) and (viii).

(e) Corrective Allocations. If necessary, the Company will make corrective allocations as set forth in Treasury Regulation Section 1.704-1(b)(4)(x). Without limiting the generality of the foregoing, if pursuant to Section 4.3(h) the Company causes a Capital Account reallocation in accordance with principles similar to those set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(s)(3), the Company shall make corrective allocations in accordance with principles similar to those set forth in Treasury Regulation Section 1.704-1(b)(4)(x).

(f) Effect of Allocations. Allocations pursuant to this Section 4.5 are solely for purposes of U.S. federal, state and local Taxes and shall not affect, or in any way be taken into account in computing, any Unitholder’s Capital Account or share of Profits, Losses, Distributions (other than Tax Distributions) or other items pursuant to any provision of this Agreement.

Section 4.6 Indemnification and Reimbursement for Payments on Behalf of a Unitholder. Except as otherwise provided in Article VI, if the Company is required by law to make any payment to a Governmental Entity that is specifically attributable to a Unitholder or a Unitholder’s status as such (including U.S. federal withholding Taxes, state personal property Taxes, and state unincorporated business Taxes), then such Unitholder shall indemnify the Company for, and contribute to the Company, the entire amount paid (including interest, penalties and related expenses). The Manager may offset Distributions or other amounts to which a Person is otherwise entitled under this Agreement against such Person’s obligation to indemnify the Company under this Section 4.6 or with respect to any other amounts owed by the Unitholder to the Company or any of its Subsidiaries. A Unitholder’s obligation to indemnify and make contributions to the Company under this Section 4.6 shall survive the termination, dissolution, liquidation and winding up of the Company, and for purposes of this Section 4.6, the Company

26

shall be treated as continuing in existence, and will survive any partial or complete Transfer or redemption of the Unitholder’s interest in the Company. The Company may pursue and enforce all rights and remedies it may have against each Unitholder under this Section 4.6, including instituting a lawsuit to collect such indemnification and contribution, with interest calculated at a rate equal to the Base Rate plus three percentage points per annum (but not in excess of the highest rate per annum permitted by law), compounded on the last day of each Fiscal Quarter.

ARTICLE V

MANAGEMENT AND CONTROL OF BUSINESS

Section 5.1 Management.

(a) Establishment. Except as otherwise specifically provided in this Agreement or by non-waivable provision of the Delaware Act, the business, property and affairs of the Company shall be managed, operated and controlled by the sole manager of the Company (the “Manager”), which shall initially be Brandon Mintz; provided, that if Brandon Mintz is no longer employed by PubCo, the Company or any of their respective controlled Affiliates, then a replacement shall be designated by PubCo. If, from time to time, the Manager cannot serve or is unwilling to serve as such, then a replacement shall be designated by PubCo. Except as otherwise expressly provided by this Agreement, including by Section 5.1(b), no Member shall have management authority or voting or other rights over, or any other ability to take part in the conduct or control of the business of, the Company. The Manager shall be a “manager” for purposes of the Delaware Act.

(b) Powers. The Manager is, to the extent of its rights and powers set forth in this Agreement, an agent of the Company for the purpose of the Company’s business, and the actions of the Manager taken in accordance with such rights and powers shall bind the Company (and no other Member shall have such right). The Manager shall have all necessary powers to carry out the purposes, business and objectives of the Company; provided, that the Manager shall exercise such powers as directed by PubCo (in its sole discretion without the consent or approval of any other Member or Unitholder or any other Person). The Manager may delegate the authority to sign agreements and other documents and take other actions on behalf of the Company to any Person (including any other Member, officer or employee of the Company or any of its Subsidiaries) to enter into and perform any document on behalf of the Company. Without limiting the foregoing, the Manager shall not effect any of the following actions by the Company or any of its Subsidiaries in one or a series of related transactions, in each case without the consent or approval of PubCo: (i) any sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company); (ii) any merger, consolidation, division, reorganization or other combination of the Company with or into another entity; (iii) any acquisition; (iv) any issuance of debt or equity securities; or (v) any incurrence of indebtedness. Except for any vote, consent or approval of any Unitholder expressly required by this Agreement, if a vote, consent or approval of the Unitholders is required by the Delaware Act or other applicable law with respect to any action to be taken by the Company or matter considered by the Manager, each Unitholder will be deemed to have consented to or approved such action or voted on such matter in accordance with the consent or approval of PubCo on such action or matter.

27

(c) Limited Liability. The Manager will not be (i) personally liable under any judgement of a court, or in any other manner, for any debt, obligation or liability of the Company, whether that debt, obligation or liability arises in contract, tort or otherwise, for any act or omission performed or omitted by such Person in its capacity as the Manager, or (ii) liable to the Company or any Member for any loss or damage sustained by the Company or any Member, for any act or omission performed or omitted by such Person in its capacity as the Manager; provided, that, in each case, such limitation of liability shall not apply to the extent the act or omission was attributable to such Person’s fraud or bad faith as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected).

(d) Discharge of Duties; Reliance on Reports. The Manager may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented to the Manager. The Manager may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisors of the Company. Notwithstanding anything to the contrary herein, in no event shall the Manager be responsible or liable to the Company or any Member for any mistake, action, inaction, misconduct, negligence, fraud or bad faith on the part of any Person delivering such document, advice or opinion as provided in this Section 5.1(d) unless the Manager had knowledge that such Person was acting unlawfully or engaging in fraud.

(e) Reliance by Third Parties. Any Person dealing with the Company, other than a Unitholder, may rely on the authority of the Manager (or any Officer authorized by the Manager) in taking any action in the name of the Company without inquiry into the provisions of this Agreement or compliance with this Agreement, regardless of whether that action actually is taken in accordance with the provisions of this Agreement. Every agreement, instrument or document executed by the Manager (or any Officer authorized by the Manager) in the name of the Company with respect to any business or property of the Company shall be conclusive evidence in favor of any Person relying thereon or claiming thereunder that (i) at the time of the execution or delivery thereof, this Agreement was in full force and effect, (ii) such agreement, instrument or document was duly executed according to this Agreement and is binding upon the Company and (iii) the Manager or such Officer was duly authorized and empowered to execute and deliver such agreement, instrument or document for and on behalf of the Company.

Section 5.2 Investment Company Act. The Manager shall use reasonable best efforts to ensure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act.

Section 5.3 Officers.

(a) Officers. Unless determined otherwise by the Manager, the officers of the Company shall be a Chief Executive Officer, a President, a Chief Financial Officer, a Treasurer and a Secretary and each other officer of PubCo shall also be an officer of the Company, with the same title. All officers shall be designated by PubCo and the Manager shall take all necessary action to appoint such officers, each of which shall hold office until their successors are appointed by the Manager in accordance with this Section 5.3(a). Two or more offices may be held by the same individual. The officers of the Company may be removed by the Manager at any time for any reason or no reason with the prior approval of PubCo.

28

(b) Other Officers and Agents. PubCo may designate, and the Manager shall take all necessary to appoint, such other officers and agents as it may deem necessary or advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by PubCo.

(c) Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Company and shall have the general powers and duties of supervision and management usually vested in the office of a chief executive officer of a company. He or she shall preside at all meetings of Members if present at such meeting.

(d) President. The President shall be the chief executive officer of the Company in the absence of the Chief Executive Officer. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed from time to time by the Manager.

(e) Chief Financial Officer. The Chief Financial Officer shall be the chief financial officer of the Company and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Company. The books of account shall at all times be open to inspection by the Manager. The Chief Financial Officer shall deposit all monies and other valuables in the name of, and to the credit of, the Company with such depositaries as may be designated by the Manager.

(f) Treasurer. The Treasurer shall have the custody of Company funds and securities and shall keep full and accurate account of receipts and disbursements. He or she shall deposit all moneys and other valuables in the name and to the credit of the Company in such depositaries as may be designated by the Manager or the Chief Executive Officer. The Treasurer shall disburse the funds of the Company as may be ordered by the Manager or the Chief Executive Officer, taking proper vouchers for such disbursements. He or she shall render to the Manager and the Chief Executive Officer whenever either of them may request it, an account of all his or her transactions as Treasurer and of the financial condition of the Company. If required by the Manager, the Treasurer shall give the Company a bond for the faithful discharge of his or her duties in such amount and with such surety as the Manager shall prescribe.

(g) Secretary. The Secretary shall give, or cause to be given, notice of all meetings of Members and all other notices required by applicable law or by this Agreement, and in case of his or her absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chief Executive Officer, or by the Manager. He or she shall record all the proceedings of the meetings of the Company, and shall perform such other duties as may be assigned to him or her by the Manager or by the Chief Executive Officer.

(h) Other Officers. Other officers, if any, shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Manager or by the Chief Executive Officer.

29

Section 5.4 Fiduciary Duties.

(a) Members and Unitholders. To the fullest extent permitted by law, including Section 18-1101(e) of the Delaware Act, and notwithstanding any duty otherwise existing at law or in equity, no Member or Unitholder, solely in its capacity as such, shall owe any fiduciary duty to the Company, the Manager, any other Member, any Unitholder or any other Person bound by this Agreement. Nonetheless, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing. Nothing in this Section 5.4(a) shall limit the liabilities, duties or obligations of any Member or Unitholder acting in his or her capacity as an officer or Manager pursuant to any other provision of this Agreement.

(b) Manager and Officers. Notwithstanding any other provision to the contrary in this Agreement, except as set forth in the last sentence of Section 5.1(a) or Section 5.4(c), (i) the Manager shall, in its capacity as such, and not in any other capacity, have the same fiduciary duties to the Company and the Unitholders and Members as members of a board of directors of a Delaware corporation; and (ii) each officer of the Company shall, in his or her capacity as such, and not in any other capacity, have the same fiduciary duties to the Company and the Unitholders and Members as an officer of a Delaware corporation. For the avoidance of doubt, the fiduciary duties described in clause (i) above shall not be limited by the fact that the Manager shall be permitted to take certain actions in its sole or reasonable discretion pursuant to the terms of this Agreement or any agreement entered into in connection herewith.

(c) Waiver. Any duties and liabilities set forth in this Agreement shall replace those existing at law or in equity and each of the Company, each Member and Unitholder and any other Person bound by this Agreement, to the fullest extent permitted by applicable law, including Section 18-1101(e) of the Delaware Act, waives the right to make any claim, bring any action or seek any recovery based on any duties or liabilities existing at law or in equity other than any such duties and liabilities set forth in this Agreement.

ARTICLE VI

EXCULPATION AND INDEMNIFICATION

Section 6.1 Exculpation.

(a) Actions in Capacity as a Member or Unitholder. To the fullest extent permitted by applicable law, and except as otherwise expressly provided in this Agreement, no Member, Unitholder or its respective Indemnitees shall be liable to the Company, any Member, any Unitholder or any other Person bound by this Agreement as a result of or arising out any action of or omission by such Member or Unitholder solely in its capacity as a Member or Unitholder, except to the extent such Obligations arise out of such Member’s (1) material breach of this Agreement or any other Transaction Document or (2) bad faith violation of the implied contractual covenant of good faith and fair dealing, in each case as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected).

(b) Other Actions. To the fullest extent permitted by applicable law, and except as otherwise expressly provided in this Agreement, no Indemnitee shall be liable to the Company, any Member, any Unitholder or any other Person bound by this Agreement as a result of or arising out of the activities of the Indemnitee on behalf of the Company to the extent within the scope of the authority reasonably believed by such Indemnitee to be conferred on such Indemnitee, except to the extent such Indemnitee would not be entitled to exculpation or indemnification pursuant to the certificate of incorporation and bylaws of PubCo (as the same may be amended from time to time).

30

Section 6.2 Indemnification. To the fullest extent permitted by applicable law, each of (a) the Manager, (b) the Unitholders and Members and their respective Affiliates, (c) the stockholders, members, managers, directors, officers, partners, employees and agents of the Unitholders, Members and their respective Affiliates, (d) the PR and any “designated individual” and (e) the officers and directors of PubCo, the Company and each of their Subsidiaries (each, an “Indemnitee”) shall be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative (collectively, “Obligations”), which at any time may be imposed on, incurred by, or asserted against, the Indemnitee as a result of or arising out of this Agreement, PubCo, the Company, their respective assets, businesses or affairs, or the activities of the Indemnitee on behalf of PubCo, the Company or any of their Subsidiaries to the extent within the scope of the authority reasonably believed to be conferred on such Indemnitee. However: (x) to the extent such Indemnitee is not entitled to exculpation with respect to such Obligations pursuant to Section 6.1, the Indemnitee shall not be entitled to indemnification for any such Obligations to the extent such Indemnitee would not be entitled to exculpation or indemnification pursuant to the certificate of incorporation and bylaws of PubCo (as the same may be amended from time to time); and (y) to the extent such Indemnitee is entitled to exculpation with respect to such Obligations pursuant to Section 6.1, the Indemnitee shall not be entitled to indemnification for any such Obligations to the extent they arise out of such Indemnitee’s (1) material breach of this Agreement or any other Transaction Document or (2) bad faith violation of the implied contractual covenant of good faith and fair dealing. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee was not entitled to indemnification under this Agreement. Any indemnification pursuant to this Section 6.2 shall be made only out of the assets of the Company and no Member shall have any personal liability on account thereof.

Section 6.3 Expenses. Expenses (including reasonable legal fees and expenses) incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding described in Section 6.2 shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as provided in Section 6.2. Any such undertaking shall be unsecured and interest free and shall be accepted without regard to an Indemnitee’s ability to repay amounts advanced and without regard to an Indemnitee’s entitlement to indemnification.

Section 6.4 Non-Exclusivity; Savings Clause. The indemnification and advancement of expenses set forth in Section 6.2 and Section 6.3 shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any other agreement, policy of insurance or otherwise. The indemnification and advancement of expenses set forth in Section 6.2 and Section 6.3 shall continue as to an Indemnitee who has ceased to be a

31

named Indemnitee and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of such a Person. If Section 6.1, Section 6.2 or Section 6.3 or any portion of this Agreement shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless exculpate, indemnify and advance expenses each Indemnitee to the fullest extent permitted by any applicable portion of such sections not so invalidated and to the fullest extent permitted by applicable law. The exculpation, indemnification and advancement of expenses provisions set forth in Section 6.1, Section 6.2 and Section 6.3 shall be deemed to be a contract between the Company and each of the Persons constituting Indemnitees at any time while such provisions remain in effect, whether or not such Person continues to serve in such capacity and whether or not such Person is a party to this Agreement. In addition, none of Section 6.1, Section 6.2 and Section 6.3 may be retroactively amended to adversely affect the rights of any Indemnitee arising in connection with any acts, omissions, facts or circumstances occurring prior to such amendment.

Section 6.5 Insurance. The Company may purchase and maintain insurance on behalf of the Indemnitees against any liability asserted against them and incurred by them in such capacity, or arising out of their status as Indemnitees, whether or not the Company would have the power to indemnify them against such liability under this Article VI.

Section 6.6 Manager Reimbursement. Without limiting any compensation to which the Manager may otherwise be entitled under any other arrangement with PubCo, the Company, or any of their respective Subsidiaries, the Manager shall not be compensated for its services as the Manager of the Company except as expressly provided in this Agreement. The Manager shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including all fees, expenses and costs associated with the Transactions (except as otherwise provided in the Transaction Agreement). To the extent practicable, expenses incurred by the Manager on behalf of or for the benefit of the Company shall be billed directly to and paid by the Company. To the extent permitted by applicable law, any reimbursements to the Manager or any of its Affiliates by the Company pursuant to this Section 6.6 shall not constitute gross income to the Manager and shall instead be treated as a repayment of advances made by the Manager on behalf of the Company.

Section 6.7 PubCo Reimbursement. PubCo shall be reimbursed by the Company for any reasonable out-of-pocket expenses incurred on behalf of the Company, including all fees, expenses and costs associated with the Transactions (except as otherwise provided in the Transaction Agreement) and all fees, expenses and costs of being a public company (including public reporting obligations, proxy statements, stockholder meetings, Stock Exchange fees, transfer agent fees, legal fees, Securities and Exchange Commission and Financial Industry Regulatory Authority filing fees and offering expenses) and maintaining its corporate existence. In the event that shares of Class A Common Stock are sold to underwriters in any offering at a price per share that is lower than the price per share for which such shares of Class A Common Stock are sold to the public after taking into account underwriters’ discounts or commissions and brokers’ fees or commissions (such difference, the “Discount”), (a) PubCo shall be deemed to have contributed to the Company in exchange for newly issued Common Units the full amount for which such shares of Class A Common Stock were sold to the public, and (b) the Company shall be deemed to have paid the Discount as an expense. To the extent practicable, expenses incurred by PubCo on behalf of or for the benefit of the Company shall be billed directly to and paid by the

32

Company. To the extent permitted by applicable law, any reimbursements to PubCo or any of its Affiliates by the Company pursuant to this Section 6.7 shall not constitute gross income to PubCo and shall instead be treated as a repayment of advances made by PubCo on behalf of the Company; provided, however, that if any such reimbursements do constitute gross income to PubCo, such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts. Notwithstanding the foregoing, the Company shall not bear any income tax obligations of PubCo or any payments made pursuant to the Tax Receivable Agreement.

ARTICLE VII

ACCOUNTING AND RECORDS; TAX MATTERS

Section 7.1 Accounting and Records. The books and records of the Company shall be made and maintained, and the financial position and the results of its operations recorded, at the expense of the Company, in accordance with such method of accounting as is determined by the Manager. The books and records of the Company shall reflect all Company transactions and shall be made and maintained in a manner that is appropriate and adequate for the Company’s business.

Section 7.2 Preparation of Tax Returns; Administrative Matters.

(a) The Company shall arrange for the preparation and timely filing of all Tax returns required to be filed by the Company, and making any elections described in Section 7.3. Each Unitholder shall furnish to the Company all pertinent information in its possession relating to the Company’s operations that is necessary to enable the Company’s income Tax returns to be prepared and filed.

(b) The Company shall deliver to each Unitholder (A) preliminary information relating to the Company (including a draft Schedule K-1) that is necessary for the preparation of such Unitholder’s returns for federal and state income Tax and any other Tax reporting purposes for a Taxable Year no later than March 31 of the following Taxable Year and (B) such final information (including a final Schedule K-1) that is consistent in all respects with the estimates provided pursuant to clause (A) by August 1 of such following Taxable Year, subject to any reasonable comments received from BT Assets (provided BT Assets owns 5% or more of the outstanding Participating Units) that are received by May 31 of such following Taxable Year, which the Company shall consider in good faith. Subject to the preceding sentence, for so long as BT Assets owns 5% or more of the outstanding Participating Units, the Company shall (i) send a draft of any income tax return of the Company (other than the information and schedules referred to in the preceding sentence) to BT Assets, at least 15 days prior to filing, for review and comment, and (ii) consider in good faith all reasonable comments received from BT Assets at least five days prior to the due date for the filing of any such tax return.

(c) For so long as BT Assets owns 5% or more of the outstanding Participating Units, the Company shall use reasonable best efforts to provide (or cause to be provided), at the Company’s expense, such accounting, tax, legal, insurance and administrative support to BT Assets and its Affiliates as BT Assets may reasonably request.

33

Section 7.3 Tax Elections. The Taxable Year shall be the Fiscal Year unless the Manager shall determine otherwise. The Manager shall determine whether to make or revoke any available election pursuant to the Code. Each Unitholder will upon request supply any information necessary to give proper effect to such election.

Section 7.4 Tax Controversies.

(a) PubCo shall be the “partnership representative” (“PR”) of the Company for purposes of the Partnership Tax Audit Rules, and, as such, shall be authorized to designate any other Person selected by PubCo as the partnership representative. Each Member, by execution of this Agreement, consents to the appointment of PubCo (or its designee) as the PR as set forth in this Agreement and agrees to execute, certify, acknowledge, deliver, swear to, file and record, at the appropriate public offices, such documents as may be necessary or appropriate to evidence such consent and agrees to take, and that the PR is authorized to take (or cause the Company to take), such other actions as may be necessary pursuant to the Partnership Tax Audit Rules to cause such designation. The PR shall be authorized and required to represent the Company (at the Company’s expense) in connection with all audits and examinations of the Company’s affairs by Tax authorities, including resulting administrative and judicial proceedings, and to expend the Company’s funds for professional services reasonably incurred in connection therewith. In addition, the PR shall have the power and authority to (i) manage, control, settle, challenge, litigate, or prosecute, on behalf of the Company, any administrative proceedings or other action at the Company level with the Internal Revenue Service or any other taxing authority relating to the determination of any item of Company income, gain, loss, deduction, or credit for federal income tax purposes or otherwise relating to the Partnership Tax Audit Rules, and (ii) make any election under the Partnership Tax Audit Rules, and the PR shall have all other rights and powers granted under the Partnership Tax Audit Rules to a PR with respect to the Company and its Members. As long as BT Assets owns 5% or more of the outstanding Participating Units for the year in which any audit, examination or resulting proceeding takes place or for the year that is the subject of any audit, examination or resulting proceeding: (A) the PR shall notify BT Assets of, and keep BT Assets reasonably informed with respect to, any such audit, examination or resulting proceeding the outcome of which is reasonably expected to affect the tax liabilities of BT Assets; (B) BT Assets shall have the right to discuss with the PR, and provide input and comment to the PR regarding, any such audit, examination or resulting proceeding; and (C) neither the PR nor any designated individual shall settle or compromise any such audit, examination or resulting proceeding to the extent they relate to issues the resolution of which would reasonably be expected to have a material and disproportionately adverse effect on the tax liability of BT Assets without BT Assets’ consent (such consent not to be unreasonably withheld, conditioned or delayed). Each Unitholder agrees to reasonably cooperate with the Company and to do or refrain from doing any or all things reasonably requested by the Company with respect to the conduct of such proceedings. For each Taxable Year in which the PR is an entity, the Company shall appoint the “designated individual” identified by the PR to act on its behalf in accordance with the applicable Partnership Tax Audit Rules. Promptly following a request of the PR or designated individual, the Company shall, to the fullest extent permitted by law, reimburse and indemnify the PR and designated individual for all reasonable expenses, including legal and accounting fees, incurred by the PR or designated individual in its capacity as such.

34

(b) In the event of an audit by the Internal Revenue Service, or another applicable taxing authority, the PR shall be permitted to make, on a timely basis and to the extent permissible under applicable law, the election provided by Section 6226(a) of the Partnership Tax Audit Rules to treat a “partnership adjustment” as an adjustment to be taken into account by each Unitholder in accordance with Section 6226(b) of the Partnership Tax Audit Rules. If the election under Section 6226(a) of the of the Partnership Tax Audit Rules is made, each Unitholder who was a Unitholder of the Company for U.S. federal income tax purposes for the “reviewed year” (within the meaning of Code Section 6225(d)(1) of the Partnership Tax Audit Rules) shall take such adjustment into account as required under Section 6226(b) of the Partnership Tax Audit Rules and shall be liable for any related tax, interest, penalty, addition to tax, or additional amounts.

(c) In the event of an audit by the Internal Revenue Service or other applicable taxing authority, if the PR does not or is otherwise unable to make the election provided by Section 6226(a) of the Partnership Tax Audit Rules as noted above, the PR shall allocate the burden of any taxes (including, for the avoidance of doubt, any “imputed underpayment” within the meaning of Section 6225 of the Partnership Tax Audit Rules), penalties, interest and related expenses imposed on the Company pursuant to the Partnership Tax Audit Rules among the Unitholder to whom such amounts are attributable (whether as a result of their status, actions, inactions or otherwise), as reasonably determined by the PR and each Unitholder shall promptly upon request from the Manager (and in any event within five days of such request) reimburse the Company in full for the entire amount the PR determines to be attributable to such Unitholder. The Company will also be allowed to recover any amount due from such Unitholder pursuant to this Section 7.4(c) from any distribution otherwise payable to such Unitholder pursuant to this Agreement. Solely for purposes of determining the current Unitholder(s) to which any taxes or other amounts are attributable under this provision, references to any Unitholder in this Section 7.4(c) shall include a reference to each Person that previously held the Units currently held by such Unitholder (but only to the extent of such Person’s interest in such Units).

(d) The PR is authorized to, and shall follow principles (to the extent available) similar to those set forth in Section 7.4(a), Section 7.4(b) and Section 7.4(c) with respect to any audits by state, local, or foreign tax authorities and any tax liabilities that result therefrom.

(e) This Section 7.4 shall be interpreted to apply to Members and former Members and shall survive the transfer of a Member’s Units, the termination of this Agreement, and the termination, dissolution, liquidation and winding up of the Company.

Section 7.5 Earnout Units. The parties to this Agreement intend that, for U.S. federal income tax purposes, unless otherwise required by the Code or Treasury Regulations, (a) the Earnout Units received by each of BT Assets and PubCo shall not be treated as being received in connection with the performance of services, (b) the receipt of Common Units on conversion of any Earnout Units upon a Vesting Event shall be treated in accordance with principles similar to those set forth in Treasury Regulation Section 1.721-2(a), and (c) neither BT Assets nor PubCo shall be treated as having taxable income or gain as a result of the receipt of such Earnout Units or as a result of any Vesting Event (other than as a result of corrective allocations made pursuant to the second sentence of Section 4.5(e)). The Company shall prepare and file all tax returns consistent therewith unless otherwise required by a “determination” within the meaning of Section 1313 of the Code. Notwithstanding the foregoing, each of BT Assets and PubCo may, within 30 days of the Closing Date (as defined in the Transaction Agreement), file with the IRS on a protective basis a completed election under Section 83(b) of the Code and the Treasury Regulations with respect to the Earnout Units.

35

ARTICLE VIII

TRANSFER OF UNITS; ADMISSION OF NEW MEMBERS

Section 8.1 Transfer of Units.

(a) Other than as provided for below in this Section 8.1, no Member may sell, assign, transfer, grant a participation in, pledge, hypothecate, encumber or otherwise dispose of (such transaction being in this Agreement collectively called a “Transfer”) all or any portion of its Units except with the approval of the Manager, which may be granted or withheld in its discretion.

(b) Notwithstanding Section 8.1(a) without the approval of the Manager (but otherwise in compliance with Section 8.1), a Member may, at any time, (i) Transfer any portion of such Member’s Units pursuant to Article IX, and (ii) Transfer any portion of such Member’s Units to a Permitted Transferee of such Member.

(c) Any Transfer of Units to a Permitted Transferee of such Member by a Member which also holds (x) Class V Common Stock must be accompanied by the transfer of a corresponding number of shares of Class V Common Stock (determined based upon the Exchange Rate then in effect) to such Permitted Transferee and (y) Class O Common Stock must be accompanied by the transfer of a corresponding number of shares of Class O Common Stock (determined based upon the Exchange Rate then in effect) to such Permitted Transferee.

(d) Any purported Transfer of all or a portion of a Member’s Units not complying with this Section 8.1 shall be void and shall not create any obligation on the part of the Company or the other Members to recognize that purported Transfer or to recognize the Person to which the Transfer purportedly was made as a Member.

(e) A Person acquiring a Member’s Units pursuant to this Section 8.1 shall not be admitted as a Substituted Member or an Additional Member except in accordance with the requirements of Section 8.2, but such Person shall, to the extent of the Units transferred to it, be entitled to such Member’s (i) share of Distributions, (ii) share of Profits and Losses and (iii) Capital Account in accordance with Section 3.5.

(f) Notwithstanding anything in this Agreement to the contrary, if a Member Transfers all or any portion of its Units after the designation of a record date and declaration of a Distribution pursuant to Section 4.1 and before the payment date of such Distribution, the transferring Member (and not the Person acquiring all or any portion of its Units) shall be entitled to receive such Distribution in respect of such transferred Units.

(g) Notwithstanding the foregoing, except as otherwise provided in this Agreement, including in Sections 3.2, 3.3 and 3.13 and Article IX, PubCo may not Transfer all or any part of its Units without the consent of the Members (other than PubCo) holding at least a majority of the aggregate Common Units then outstanding and held by such Members (other than PubCo).

36

(h) Notwithstanding the foregoing, no holder of Preferred Units may Transfer any Preferred Units other than as contemplated by Section 8.1(b)(ii).

Section 8.2 Recognition of Transfer; Substituted and Additional Members.

(a) No direct or indirect Transfer of all or any portion of a Member’s Units may be made, and no purchaser, assignee, transferee or other recipient of all or any part of such Units shall be admitted to the Company as a Substituted Member or Additional Member under this Agreement, unless:

(i) the provisions of Section 8.1 shall have been complied with;

(ii) in the case of a proposed Substituted Member or Additional Member that is (A) a competitor or potential competitor of PubCo or the Company or their respective Subsidiaries, (B) a Person with whom PubCo or the Company or their respective Subsidiaries has had or is expected to have a material commercial or financial relationship or (C) likely to subject PubCo or the Company or their respective Subsidiaries to any material legal or regulatory requirement or obligation, or materially increase the burden thereof, in each case as determined by the Manager, the admission of the purchaser, assignee, transferee or other recipient as a Substituted Member or Additional Member shall have been approved by the Manager;

(iii) the Manager shall have been furnished with the documents effecting such Transfer, in form and substance reasonably satisfactory to the Manager, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee, transferee or other recipient, and the Manager shall have executed (and the Manager agrees to execute) any other documents on behalf of itself and the Members required to effect the Transfer;

(iv) the provisions of Section 8.2(b) shall have been complied with;

(v) the Manager shall be reasonably satisfied that such Transfer will not (A) result in a violation of the Securities Act or any other applicable law; or (B) cause an assignment under the Investment Company Act;

(vi) such Transfer would not be reasonably expected to cause the Company to be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code or any other association taxable as a corporation for federal income tax purposes and, without limiting the generality of the foregoing, such Transfer shall not be effected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof,” as such terms are used in Treas. Reg. § 1.7704-1;

(vii) the Manager shall have received the opinion of counsel, if any, required by Section 8.2(c) in connection with such Transfer; and

(viii) all necessary instruments reflecting such Transfer or admission shall have been filed in each jurisdiction in which such filing is necessary to qualify the Company to conduct business or to preserve the limited liability of the Members.

37

(b) Each Substituted Member and Additional Member shall be bound by all provisions of this Agreement. Each Substituted Member and Additional Member, as a condition to its admission as a Member, shall execute and acknowledge such instruments (including a counterpart of this Agreement or a joinder agreement in customary form), in form and substance reasonably satisfactory to the Manager, as the Manager reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of such Substituted Member or Additional Member to be bound by all the terms and provisions of this Agreement with respect to the Units acquired by such Substituted Member or Additional Member. The admission of a Substituted Member or Additional Member shall not require the consent of any Member (but shall require the consent of the Manager, if and to the extent such consent of the Manager is expressly required by this Article VIII). As promptly as practicable after the admission of a Substituted Member or Additional Member, the Unit Ownership Ledger and other books and records of the Company shall be changed to reflect such admission.

(c) As a further condition to any Transfer of all or any part of a Member’s Units, the Manager shall, at PubCo’s direction, require a written opinion of counsel to the transferring Member (such counsel reasonably satisfactory to the Manager), obtained at the sole expense of the transferring Member, reasonably satisfactory in form and substance to the Manager, as to such matters as are customary and appropriate in transactions of this type, including (or, in the case of any Transfer made to a Permitted Transferee, limited to an opinion) to the effect that such Transfer will not result in a violation of the registration or other requirements of the Securities Act or any other federal or state securities laws. No such opinion, however, shall be required in connection with a Transfer made pursuant to Article IX.

Section 8.3 Expense of Transfer; Indemnification. All reasonable costs and expenses incurred by the Manager and the Company in connection with any Transfer of a Member’s Units, including any filing and recording costs and the reasonable fees and disbursements of counsel for the Company, shall be paid by the transferring Member. In addition, the transferring Member indemnifies the Manager and the Company against any losses, claims, damages or liabilities to which the Manager, the Company, or any of their Affiliates may become subject arising out of or based upon any false representation or warranty made by, or breach or failure to comply with any covenant or agreement of, such transferring Member or such transferee in connection with such Transfer.

ARTICLE IX

REDEMPTION; EXCHANGE

Section 9.1 Redemption of Common Units.

(a) Elective Redemption.

(i) From and after the First Redemption Time, each Member (other than PubCo and its Subsidiaries) shall be entitled, upon the terms and subject to the conditions of this Agreement, to cause the Company to redeem its Redeemable Units in whole or in part, in each case, relating to a corresponding number of shares of Class V Common Stock or Class O Common Stock after taking into account the Exchange Rate (in each case, free and clear of all Liens) of such Member, in exchange for the delivery to the Member (or its designee)

38

of either, at the option of the Manager, (x) (1) in the case of a corresponding number of shares of Class V Common Stock, a number of shares of Class M Common Stock that is equal to the product of the applicable Redeemed Unit Amount multiplied by the Exchange Rate and (2) in the case of a corresponding number of shares of Class O Common Stock, a number of shares of Class A Common Stock that is equal to the product of the applicable Redeemed Unit Amount multiplied by the Exchange Rate or (y) solely in connection with a Redemption (including a Change of Control Redemption) that coincides with a public offering or private sale of Class A Common Stock, the applicable Cash Payment. Any redemption of Redeemable Units for Class M Common Stock, Class A Common Stock or the Cash Payment, as applicable, is defined in this Agreement as a “Redemption” Subject to Section 9.1(a)(ii), after the First Redemption Time, each Member (other than PubCo and its Subsidiaries) may elect to cause the Company to redeem Redeemable Units at any time and from time to time in accordance with the terms of this Agreement, but a Unitholder may not cause a Redemption more than once per Fiscal Quarter without the prior written consent of the Manager. The minimum number of Redeemable Units (and corresponding number of shares of Class V Common Stock or Class O Common Stock after taking into account the Exchange Rate, if any) that may be redeemed by any Member shall be the lesser of (1) [•] and (2) all of the Redeemable Units (and corresponding number of shares of Class V Common Stock or Class O Common Stock taking into account the Exchange Rate, if any) then held by such Member and its Affiliates. Notwithstanding anything to the contrary in this Agreement, the Company shall not, nor shall PubCo pursuant to Section 9.1(f), effectuate a Cash Payment pursuant to this Section 9.1(a) or Section 9.1(b) unless (A) PubCo determines to consummate a private sale or public offering of Class A Common Stock substantially concurrently with the relevant Redemption Date and (B) PubCo contributes sufficient proceeds from such private sale or public offering to the Company for payment by the Company of the applicable Cash Payment. For the avoidance of doubt, the Company shall have no obligation to make a Cash Payment that exceeds the cash contributed to the Company by PubCo from PubCo’s offering or sales of Class A Common Stock referenced earlier in this Section 9.1(a)(i).

(ii) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not, nor shall PubCo pursuant to Section 9.1(f), be obligated to, effectuate a Redemption of Redeemable Units as set forth in this Section 9.1(a), and the Company shall have the right to refuse to honor any request for such a Redemption, if at any time PubCo or the Company determines based on the advice of counsel that such Redemption would be prohibited by law or regulation (including the unavailability of a registration of such Redemption under the Securities Act, or the unavailability of an exemption from the registration requirements under the Securities Act). Upon such determination, PubCo or the Company (as applicable) shall notify the Member requesting such Redemption, which such notice shall include an explanation in reasonable detail as to the reason that the Redemption request has not been honored.

39

(iii) A Member shall exercise its right to cause the Company to effectuate a Redemption of Redeemable Units, as set forth in this Section 9.1(a) by delivering to the Company, with a contemporaneous copy delivered to PubCo, during normal business hours, (A) a written election of redemption in respect of the Redeemable Units to be redeemed substantially in the form of Exhibit A to this Agreement (a “Redemption Notice”), duly executed by such Member; (B) any certificates in such Member’s possession representing such Redeemable Units, (C) any stock certificates in such Member’s possession representing the corresponding number of shares of Class V Common Stock or Class O Common Stock to be retired in connection with such Redemption and (D) if PubCo, the Company or any redeeming Subsidiary requires the delivery of the certification contemplated by Section 9.4(b), such certification or written notice from such Member that it is unable to provide such certification. Unless such Member timely has delivered a Retraction Notice pursuant to Section 9.1(a)(vi), a Redemption pursuant to this Section 9.1(a) shall be effected on the fifth Business Day following the Business Day on which PubCo and the Company have received the items specified in clauses (A)-(D) of the first sentence of this Section 9.1(a)(iii) or such later date that is a Business Day specified in the Redemption Notice (such Business Day, the “Redemption Date”). Notwithstanding the foregoing, the Company may establish alternate exchange procedures as necessary to facilitate the establishment by such Member of a trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act. On the Redemption Date, all rights of such Member as a holder of the Redeemable Units (and the corresponding number of shares of Class V Common Stock or Class O Common Stock to be cancelled) that are subject to the Redemption shall cease, and unless the Company has elected Cash Payment, such Member (or its designee) shall be treated for all purposes as having become the record holder of the shares of Class M Common Stock or Class A Common Stock to be received by such Member in respect of such Redemption.

(iv) Within two Business Days following the Business Day on which PubCo and the Company have received the Redemption Notice, the Company shall give written notice (the “Contribution Notice”) to such Member of its intended settlement method. If the Company does not timely deliver a Contribution Notice, the Company shall be deemed to have not elected the Cash Payment method.

(v) The Member may specify, in an applicable Redemption Notice, that the Redemption is to be contingent (including as to timing) upon the occurrence of any transaction or event, including the consummation of a purchase by another Person (whether in a tender or exchange offer, an underwritten offering, Change of Control transaction or otherwise) of shares of Class A Common Stock or any merger, consolidation or other business combination.

(vi) A Member may withdraw or amend its Redemption Notice, in whole or in part, at any time prior to 5:00 p.m. New York, New York time, on the Business Day immediately prior to the Redemption Date by giving written notice (a “Retraction Notice”) to the Company (with a copy to PubCo) specifying (in each case, subject to the requirements set forth in Section 9.1(a)((i))) (A) the number of withdrawn Redeemable Units, (B) the number of Redeemable Units (and corresponding number of shares of Class V Common Stock or Class O Common Stock after taking into account the Exchange Rate) as to which the Redemption Notice remains in effect, if any, and (C) if the Member so determines, a new Redemption Date or any other new or revised information permitted in the Redemption Notice.

40

(b) Change of Control. In connection with a Change of Control, and subject to any approval of the Change of Control by the holders of Class A Common Stock, Class M Common Stock, Class O Common Stock and Class V Common Stock that may be required:

(i) PubCo shall have the right to require each Member (other than PubCo and its Subsidiaries) to effectuate a Redemption by the Company of some or all of such Member’s Redeemable Units, relating to a corresponding number of shares of Class V Common Stock or Class O Common Stock after taking into account the Exchange Rate (in each case, free and clear of all Liens) of such Member, in each case, in exchange for the delivery to such Member (or its designee) of (1) in the case of a corresponding number of shares of Class V Common Stock, a number of shares of Class M Common Stock that is equal to the product of the applicable Redeemed Unit Amount multiplied by the Exchange Rate and (2) in the case of a corresponding number of shares of Class O Common Stock, a number of shares of Class A Common Stock that is equal to the product of the applicable Redeemed Unit Amount multiplied by the Exchange Rate (such Redemption, a “Change of Control Redemption”). However, if PubCo elects to require such Member to redeem less than all of its outstanding Redeemable Units (and the corresponding number of shares of Class V Common Stock or Class O Common Stock after taking into account the Exchange Rate), such Member’s participation in the required Redemption shall be reduced pro rata based on ownership of Redeemable Units. For the avoidance of doubt, any Redeemable Units that are not redeemed pursuant to a Change of Control Redemption may be caused to be redeemed by the Member after the Change of Control transaction pursuant to Section 9.1(a) subject to and in accordance with the terms of Section 9.1(a).

(ii) The election of PubCo pursuant to this Section 9.1(b) shall be at the sole discretion of PubCo upon the approval by a majority of the board of directors of PubCo.

(iii) Any Redemption pursuant to this Section 9.1(b) shall be effective immediately prior to the consummation of the Change of Control (and, for the avoidance of doubt, shall not be effective if such Change of Control is not consummated) (the “Change of Control Redemption Date”). From and after the Change of Control Redemption Date, such Member shall cease to have any rights with respect to the Redeemable Units (and the corresponding number of shares of Class V Common Stock or Class O Common Stock to be cancelled) that are subject to the Redemption pursuant to this Section 9.1(b) (other than the right to receive shares of Class M Common Stock or Class A Common Stock pursuant to Section 9.1(b)(i) upon compliance with its obligations under Section 9.1(c)).

(iv) PubCo shall provide written notice of an expected Change of Control to each Member within the earlier of (x) five Business Days following the execution of the agreement with respect to such Change of Control and (y) 10 Business Days before the proposed date upon which the contemplated Change of Control is to be effected, indicating in such notice such information as may reasonably describe the Change of Control transaction, subject to applicable law, including the date of execution of such agreement or such proposed effective date, as applicable, the amount and types of consideration to be paid for Redeemable Units and shares of Class V Common Stock, shares of Class M Common Stock, shares of Class O Common Stock or shares of Class A Common Stock, as

41

applicable, in the Change of Control (which consideration shall be equivalent whether paid for Redeemable Units and shares of Class V Common Stock, shares of Class M Common Stock, shares of Class O Common Stock or shares of Class A Common Stock), any election with respect to types of consideration that a holder of Redeemable Units and shares of Class V Common Stock, shares of Class M Common Stock, shares of Class O Common Stock or shares of Class A Common Stock, as applicable, shall be entitled to make in connection with the Change of Control, the percentage of total Redeemable Units and shares of Class V Common Stock, shares of Class M Common Stock, shares of Class O Common Stock or shares of Class A Common Stock, as applicable, to be transferred to the acquirer by all stockholders in the Change of Control, and the number of Redeemable Units and shares of Class V Common Stock or Class O Common Stock held by each Member that PubCo intends to require to be redeemed for shares of Class M Common Stock or Class A Common Stock, as applicable, in connection with the Change of Control. PubCo shall update such notice from time to time to reflect any material changes to such notice. PubCo may satisfy any such notice and update requirements described in the preceding two sentences by providing such information on a Form 8-K, Schedule TO, Schedule 14D-9, Preliminary Merger Proxy on Schedule 14A, Definitive Merger Proxy on Schedule 14A, Registration Statement on Form S-4, or similar form filed with the SEC.

(c) Redemption Procedure on Change of Control Redemption. On or prior to the Change of Control Redemption Date, each Member shall deliver to PubCo and the Company, during normal business hours at the principal executive offices of PubCo and the Company, respectively: (A) a Redemption Notice, duly executed by such Member, (B) any certificates in such Member’s possession representing the Redeemable Units being surrendered by such Member, (C) any stock certificates in such Member’s possession representing the corresponding number of shares of Class V Common Stock or Class O Common Stock to be retired in connection with such Redemption and (D) if PubCo, the Company or any redeeming Subsidiary requires the delivery of the certification contemplated by Section 9.4(b), such certification or written notice from such Member that it is unable to provide such certification.

(d) Redemption Consideration. As promptly as practicable on or after the Redemption Date or Change of Control Redemption Date, as applicable, provided the Member has satisfied its obligations under Section 9.1(a)(iii) or Section 9.1(c), as applicable, the Company or PubCo shall deliver or cause to be delivered to such Member (or its designee), either certificates or evidence of book-entry shares representing the number of shares of Class M Common Stock or Class A Common Stock deliverable upon the applicable Redemption, registered in the name of such Member (or its designee) or, if the Company has so elected, the Cash Payment. Notwithstanding anything set forth in this Section 9.1(d) to the contrary, to the extent the Class M Common Stock or Class A Common Stock issued in the Redemption will be settled through the facilities of The Depository Trust Company, the Company or PubCo will, upon the written instruction of such Member, deliver the shares of Class M Common Stock or Class A Common Stock deliverable to such Member through the facilities of The Depository Trust Company to the account of the participant of The Depository Trust Company designated by such Member in the Exchange Election Notice. Upon the Member exercising its Redemption right in accordance with Section 9.1(a)(i) or the occurrence of a Change of Control Redemption, the Company or PubCo shall take such actions as (A) may be required to ensure that the Member receives the shares of Class M Common Stock or Class A Common Stock or the Cash Payment that such Member is entitled to receive in connection with such Redemption pursuant to this Section 9.1, and (B) may be reasonably within its control that would cause such Redemption to be treated for purposes of the Tax Receivable Agreement as an “Exchange” under the Tax Receivable Agreement to the extent the redeeming Member is entitled to benefits under the Tax Receivable Agreement.

42

(e) Contribution by PubCo. In connection with any Redemption by the Company, PubCo shall contribute to the Company the shares of Class M Common Stock or Class A Common Stock or Cash Payment that the Member is entitled to receive in such Redemption. Unless such Member has timely delivered a Retraction Notice as provided in Section 9.1(a)(vi), on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) PubCo shall make a capital contribution to the Company (in the form of the shares of Class M Common Stock or Class A Common Stock or the Cash Payment that such Member is entitled to receive in such Redemption) required under this Section 9.1(e), (ii) the Company shall transfer such shares of Class M Common Stock or Class A Common Stock or Cash Payment to such Member in redemption of such Member’s Units in the Company, and (iii) in the case of a Redemption for Class M Common Stock or Class A Common Stock or the Cash Payment (as applicable), the Company shall issue to PubCo a number of Common Units equal to the Redeemed Unit Amount surrendered by such Member.

(f) Direct Exchange Right of PubCo. Notwithstanding anything in this Agreement to the contrary, PubCo may, in its sole discretion, elect to effect, on the Redemption Date, the exchange of Redeemable Units for Class M Common Stock or Class A Common Stock or the Cash Payment (as applicable) through a direct exchange of such Redeemable Units for Class M Common Stock or Class A Common Stock or the Cash Payment (as applicable) between the Member, on the one hand, and PubCo (or, if designated by PubCo, one or more of its Subsidiaries), on the other hand (a “Direct Exchange”) (rather than contributing the Class M Common Stock or Class A Common Stock or the Cash Payment (as applicable) to the Company for purposes of the Company redeeming the Redeemable Units in accordance with this Article IX). The applicable provisions of this Article IX (including, for the avoidance of doubt, with respect to the surrender by the redeeming Member of Class V Common Stock or Class O Common Stock for cancellation) shall apply to such Direct Exchange, mutatis mutandis, with PubCo (or one or more of its Subsidiaries) directly acquiring the Redeemable Units, in lieu of the Company, and otherwise discharging the obligations of the Company with respect to delivery of Class M Common Stock or Class A Common Stock or the Cash Payment (as applicable) to which the Member is entitled. PubCo may, at any time prior to a Redemption Date (including after delivery of a Redemption Notice), deliver written notice (an “Exchange Election Notice”) to the Company and the redeeming Member setting forth its election to exercise its right to consummate a Direct Exchange. Any such election is subject to the limitations set forth in this Article IX and does not unreasonably prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. An Exchange Election Notice may be revoked by PubCo at any time so long as such revocation does not unreasonably prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. The right to consummate a Direct Exchange in all events shall be exercisable only for all (and not less than all) of the Redeemable Units that would have otherwise been subject to a Redemption.

43

(g) Legends.

(i) The shares of Class M Common Stock or Class A Common Stock issued upon a Redemption or Direct Exchange, other than any such shares issued in a Redemption or Direct Exchange subject to an effective registration statement under the Securities Act, shall bear a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(ii) If (A) any shares of Class M Common Stock or Class A Common Stock have been sold pursuant to a registration statement that has become or been declared effective by the SEC, or (B) all of the applicable conditions of Rule 144 are met (without regard to volume or manner of sale restrictions), or (C) the legend (or a portion thereof) otherwise ceases to be applicable, PubCo, upon the written request of the holder of such shares, shall promptly provide such holder or its respective transferees with new certificates (or evidence of book-entry) for securities of like tenor not bearing the provisions of the legend with respect to which the restriction has terminated. In connection therewith, such holder shall provide PubCo with such information in its possession as PubCo may reasonably request (which may include an opinion of counsel reasonably acceptable to PubCo) in connection with the removal of any such legend.

(h) Cancellation of Class V Common Stock or Class O Common Stock. Any shares of Class V Common Stock or Class O Common Stock surrendered in a Redemption or Direct Exchange shall automatically be deemed cancelled without any action on the part of any Person, including PubCo. Any such cancelled shares of Class V Common Stock or Class O Common Stock shall no longer be outstanding, and all rights with respect to such shares shall automatically cease and terminate.

(i) Expenses. Except as otherwise agreed, PubCo, the Company, any exchanging Subsidiary and the redeeming Member shall bear their own expenses in connection with the consummation of any Redemption or Direct Exchange, whether or not any such Redemption or Direct Exchange is ultimately consummated, except that PubCo shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Redemption or Direct Exchange. However, if any shares of Class M Common Stock or Class A Common Stock are to be delivered in a name other than that of the Member (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such Member) or the Cash Payment is to be paid to a Person other than the Member, then such Member or the Person in whose name such shares are to be delivered or to whom the Cash Payment is to be paid shall pay to PubCo the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Redemption or Direct Exchange or shall establish to the reasonable satisfaction of PubCo that such tax has been paid or is not payable.

44

Section 9.2 Adjustments. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class V Common Stock, Class O Common Stock or Common Units that is not accompanied by a substantively identical subdivision or combination of Class M Common Stock or Class A Common Stock, as applicable; or (b) any subdivision (by any stock or unit split, stock or unit dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class M Common Stock or Class A Common Stock that is not accompanied by a substantively identical subdivision or combination of the shares of Class V Common Stock or Class O Common Stock or Common Units, as applicable. To the extent not reflected in an adjustment to the Exchange Rate, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class M Common Stock or the Class A Common Stock is converted or changed or exchanged into or for another security, securities or other property, then upon any subsequent Redemption, the Member shall be entitled to receive the amount of such security, securities or other property that such Member would have received if such Redemption had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class M Common Stock or the Class A Common Stock is converted or changed or exchanged into or for another security, securities or other property, this Section 9.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property.

Section 9.3 Class A Common Stock and Class M Common Stock to be Issued.

(a) PubCo shall at all times reserve and keep available out of its authorized but unissued Class M Common Stock and Class A Common Stock, solely for the purpose of issuance upon a Redemption or Direct Exchange, such number of shares of Class M Common Stock and Class A Common Stock as shall be sufficient to effect the conversion of all outstanding Common Units or other Units that are convertible into Common Units (including Earnout Units and Preferred Units, and other than those Common Units held by PubCo or any subsidiary of PubCo). However, nothing contained in this Agreement shall be construed to preclude PubCo from satisfying its obligations in respect of any such Redemption or Direct Exchange by delivery of unencumbered purchased shares of Class M Common Stock and Class A Common Stock (which may or may not be held in the treasury of PubCo or any PubCo subsidiary).

(b) PubCo has taken and will take all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of PubCo (including any derivative securities) and any securities that may be deemed to be equity securities or derivative securities of PubCo for such purposes that result from the transactions contemplated by this Agreement, by each director or officer of PubCo (including

45

directors-by-deputization) who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PubCo upon the registration of any class of equity security of PubCo pursuant to Section 12 of the Exchange Act (with the authorizing resolutions specifying the name of each such officer or director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such Person pursuant to this Agreement).

(c) If any Takeover Law or other similar law or regulation becomes or is deemed to become applicable to this Agreement or any of the transactions contemplated by this Agreement, PubCo shall use its reasonable best efforts to render such law or regulation inapplicable to all of the foregoing.

(d) PubCo covenants that all shares of Class M Common Stock and Class A Common Stock issued upon a Redemption or Direct Exchange will, upon issuance, be validly issued, fully paid and non-assessable and not subject to any preemptive, participation or similar right of stockholders to subscribe for or acquire equity interests of PubCo or to any right of first refusal or other right in favor of any Person.

Section 9.4 Withholding; Certification of Non-Foreign Status.

(a) If PubCo or the Company shall be required to withhold any amounts by reason of any U.S. federal, state, local or foreign tax rules or regulations in respect of any Redemption or Direct Exchange, PubCo or the Company, as the case may be, shall be entitled to take such action as it deems appropriate to ensure compliance with such withholding requirements, including, at its option, withholding shares of Class M Common Stock or Class A Common Stock with a fair market value equal to the minimum amount of any taxes that PubCo or the Company, as the case may be, may be required to withhold with respect to such Redemption or Direct Exchange. To the extent that amounts are (or property is) so withheld and paid over to the appropriate taxing authority, such withheld amounts (or property) shall be treated for all purposes of this Agreement as having been paid (or delivered) to the Member.

(b) Notwithstanding anything to the contrary in this Agreement, each of PubCo and the Company may, in its discretion, require that a Member deliver to PubCo or the Company, as the case may be, a duly completed and executed IRS Form W-9 (or other withholding form or certification) prior to a Redemption or Direct Exchange. In the event PubCo or the Company has required delivery of such form or certification but such Member does not provide such form or certification, PubCo or the Company, as the case may be, shall nevertheless deliver or cause to be delivered to such Member the Class M Common Stock, the Class A Common Stock or the Cash Payment in accordance with Section 9.1, but subject to withholding as provided in Section 9.4(a).

Section 9.5 Tax Treatment. Unless otherwise required by applicable law, the Members acknowledge and agree that any Redemption or Direct Exchange with the Company or PubCo shall be treated as a direct exchange between PubCo and such Member for U.S. federal and applicable state and local income tax purposes. The Members intend to treat any Redemption or Direct Exchange consummated under this Agreement as a taxable sale of the Redeemable Units and Class V Common Stock (if any) or Class O Common Stock (if any), as applicable, by the Member to PubCo for U.S. federal and applicable state and local income tax purposes except as otherwise mutually agreed to in writing by such Member and PubCo. No party to this Agreement shall take a position inconsistent with such intended tax treatment on any tax return, amendment to such tax return or any other communication with a taxing authority, in each case unless otherwise required by a “determination” within the meaning of Section 1313 of the Code.

46

Section 9.6 PTP Tax Consequences. Notwithstanding anything to the contrary in this Agreement, if the Manager, after consultation with its outside legal counsel and tax advisor, determines in good faith that interests in the Company do not meet the requirements of Treasury Regulation Section 1.7704-1(h) (or other provisions of those Treasury Regulations as determined by the Manager) or that any Transfer, Redemption or Direct Exchange could (as determined in the reasonable discretion of the Manager exercised in good faith) cause the Company to be treated as a “publicly traded partnership” under Section 7704 of the Code, the Company may impose such restrictions on such Transfers, Redemptions, or Direct Exchanges as the Company may reasonably determine to be necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code.

Section 9.7 Distributions. No Redemption or Direct Exchange will impair the right of a Member to receive any distribution for periods ending on or prior to the Redemption Date for such Redemption or Direct Exchange (but for which payment had not yet been made with respect to the Redeemable Units in question at the time the Redemption or Direct Exchange is consummated). For purposes of this Section 9.7, a Member’s right to receive its pro rata portion of any distribution by the Company in respect of such periods shall not be deemed impaired to the extent that the Company has not paid PubCo its pro rata portion of such distribution prior to the consummation of the applicable Redemption or Direct Exchange.

Section 9.8 Certain BT Assets Rights. Each of PubCo, the Company and BT Assets acknowledges and agrees that Class V Common Stock may only be issued by PubCo to BT Assets and its Affiliates. Notwithstanding anything to the contrary in this Agreement, any Redemption or Direct Exchange involving an exchange of Class V Common Stock for Class M Common Stock may, at the option of the applicable Member, be an exchange of Class V Common Stock for Class A Common Stock.

ARTICLE X

RESIGNATION OF UNITHOLDERS

Section 10.1 Resignation of Unitholders. No Unitholder shall have the power or right to resign from the Company prior to the dissolution and winding up of the Company pursuant to Article XI, without the prior written consent of the Manager, except as otherwise expressly permitted by this Agreement. Upon a Transfer of all of a Unitholder’s Units in a Transfer permitted by this Agreement, and (if applicable) any Equity Agreements, such Unitholder shall cease to be a Unitholder. Notwithstanding that payment on account of a resignation may be made after the effective time of such resignation, any completely resigning Unitholder will not be considered a Unitholder for any purpose after the effective time of such complete resignation, and, in the case of a partial resignation, such Unitholder’s Capital Account (and corresponding voting and other rights) shall be reduced for all other purposes under this Agreement upon the effective time of such partial resignation.

47

ARTICLE XI

DISSOLUTION AND LIQUIDATION

Section 11.1 Dissolution. The Company shall not be dissolved by the admission of Additional Members or Substituted Members. The Company shall dissolve, and its affairs shall be wound up upon the first of the following to occur:

(a) at the election of the Manager;

(b) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Delaware Act; or

(c) the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Delaware Act.

Except as otherwise set forth in this Article XI the Company is intended to have perpetual existence. An Event of Withdrawal, in and of itself, shall not cause a dissolution of the Company and the Company shall continue in existence subject to the terms and conditions of this Agreement. Bankruptcy (as defined in Sections 18-101(1) and 18-304 of the Delaware Act) shall not cause a Member to cease to be a member of the Company.

Section 11.2 Liquidation and Termination. On the dissolution of the Company, the Manager shall act as liquidator or may appoint one or more representatives, Members or other Persons as liquidator(s). The liquidators shall proceed diligently to wind up the affairs of the Company and make final distributions as provided in this Agreement and in the Delaware Act. The costs of liquidation shall be borne as the Company’s expense. Until final distribution, the liquidators shall continue to operate the Company properties with all of the power and authority of the Manager. The steps to be accomplished by the liquidators are as follows:

(a) In accordance with Section 18-804 of the Delaware Act, the liquidators shall pay, satisfy or discharge from the Company’s funds all of the debts, liabilities and obligations of the Company (including all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine).

(b) After satisfaction of all liabilities of the Company in accordance with Section 11.2(a) above, the liquidators shall (i) determine the Fair Market Value (the “Liquidation FMV”) of the Company’s remaining assets (the “Liquidation Assets”) in accordance with Article XI, (ii) determine the amounts to be distributed to each Unitholder in accordance with Section 4.1, and (iii) deliver to each Unitholder a statement (the “Liquidation Statement”) setting forth the Liquidation FMV and the amounts and recipients of such Distributions, which Liquidation Statement shall be final and binding on all Unitholders.

48

(c) As soon as the Liquidation FMV and the proper amounts of Distributions have been determined in accordance with Section 11.2(b) above, the liquidators shall promptly distribute the Company’s Liquidation Assets to the Unitholders in accordance with Section 4.1(b) above. In making such distributions, the liquidators shall allocate each type of Liquidation Assets (i.e., cash or cash equivalents, preferred or common equity securities, etc.) among the Unitholders ratably based upon the aggregate amounts to be distributed with respect to the Units held by each such holder. For the avoidance of doubt, the liquidators may allocate each type of Liquidation Assets so as to give effect to and take into account the relative priorities of the different Units, and in the event that any securities are part of the Liquidation Assets, each Unitholder that is not an “accredited investor” as such term is defined under the Securities Act may receive, and agrees to accept, in lieu of such securities, cash consideration with an equivalent value to such securities as determined by the Manager. Any non-cash Liquidation Assets will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Section 4.2 and Section 4.3. If any Unitholder’s Capital Account is not equal to the amount to be distributed to such Unitholder pursuant to Section 11.2(b), Profits and Losses for the Fiscal Year in which the Company is wound up shall be allocated among the Unitholders in such a manner as to cause, to the extent possible, each Unitholder’s Capital Account to be equal to the amount to be distributed to such Unitholder pursuant to Section 11.2(b). The distribution of cash or property to a Unitholder in accordance with the provisions of this Section 11.2(b) constitutes a complete return to the Unitholder of its Capital Contributions and a complete distribution to the Unitholder of its interest in the Company and all the Company property and, to the fullest extent permitted by law, constitutes a compromise to which all Unitholders have consented within the meaning of the Delaware Act. To the extent that a Unitholder returns funds to the Company, to the fullest extent permitted by law, it has no claim against any other Unitholder for those funds.

Section 11.3 Securityholders Agreement. To the extent that Units or other Equity Securities of any Subsidiary are distributed to any Unitholders and unless otherwise agreed to by the Manager, such Unitholders agree to enter into a securityholders agreement with such Subsidiary and each other Unitholder which contains rights and restrictions in form and substance similar to the provisions and restrictions set forth in this Agreement (including in Article VIII).

Section 11.4 Cancellation of Certificate. On completion of the distribution of the Company’s assets as provided in this Agreement, the Manager (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Company, and upon the filing of the certificate of cancellation of the Certificate, the Company shall be terminated (and the Company shall not be terminated prior to such time). The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 11.4.

Section 11.5 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 11.2 to minimize any losses otherwise attendant upon such winding up.

Section 11.6 Return of Capital. The liquidators shall not be personally liable for the return of Capital Contributions or any portion of Capital Contributions to the Unitholders (it being understood that any such return shall be made solely from the Company assets).

49

Section 11.7 Hart-Scott-Rodino. In the event the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) is applicable to any Unitholder, the dissolution of the Company shall not be consummated until such time as the applicable waiting period (and extensions of such waiting period) under the HSR Act have expired or otherwise been terminated with respect to each such Unitholder.

ARTICLE XII

GENERAL PROVISIONS

Section 12.1 Power of Attorney. Each Unitholder constitutes and appoints PubCo, the Manager and the liquidators, if any and as applicable, and their respective designees, with full power of substitution, as his, her or its true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (to the same extent such Person could take such action): (a) this Agreement, all certificates and other instruments and all amendments of this Agreement in accordance with the terms of this Agreement which PubCo deems appropriate or necessary to form, qualify, or continue the qualification of, the Company as a limited liability company in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property or as otherwise permitted in this Agreement; (b) all instruments, agreements, amendments or other documents which PubCo deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents which PubCo or the liquidators deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; and (d) all instruments relating to the admission, withdrawal or substitution of any Unitholder pursuant to Article VIII or Article X. The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Unitholder and the Transfer of all or any portion of his, her or its Units and shall extend to such Unitholder’s heirs, successors, permitted assigns and personal representatives.

Section 12.2 Amendments. Subject to the following sentence, this Agreement may be amended (including, for purposes of this Section 12.2, any amendment effected directly or indirectly by way of a merger or consolidation of the Company) or waived, in whole or in part, by the Manager. To the extent any amendment or waiver, including any amendment or waiver of the Exhibits attached to this Agreement, would disproportionately and adversely affect the rights of any Member of a class compared with the rights of any other Member of such class, such amendment or waiver may only be made by the Manager upon the prior written consent of such disproportionately and adversely affected Member.

Section 12.3 Title to the Company Assets. The Company’s assets shall be deemed to be owned by the Company as an entity, and no Unitholder, individually or collectively, shall have any ownership interest in such assets (or any portion of such assets). Legal title to any or all of such assets may be held in the name of the Company or one or more nominees, as the Manager may determine. The Manager declares and warrants that any Company assets for which legal title is held in the name of any nominee shall be held in trust by such nominee for the use and benefit of the Company in accordance with the provisions of this Agreement. All the Company assets shall be recorded as the property of the Company on its books and records, irrespective of the name in which legal title to such assets is held.

50

Section 12.4 Remedies. Each Unitholder and the Company shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

Section 12.5 Successors and Assigns. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, whether so expressed or not.

Section 12.6 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained in this Agreement or if such term or provision could be drawn more narrowly so as not to be illegal, invalid, prohibited or unenforceable in such jurisdiction, it shall be so narrowly drawn, as to such jurisdiction, without invalidating the remaining terms and provisions of this Agreement or affecting the legality, validity or enforceability of such term or provision in any other jurisdiction.

Section 12.7 Counterparts; Binding Agreement. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties to this Agreement. This Agreement and all of the provisions of this Agreement shall be binding upon and effective as to each Person who (a) executes this Agreement in the appropriate space provided in the signature pages to this Agreement notwithstanding the fact that other Persons who have not executed this Agreement may be listed on the signature pages to this Agreement and (b) may from time to time become a party to this Agreement by executing a counterpart of or joinder to this Agreement.

Section 12.8 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms of such agreement, and if applicable of this Agreement. Whenever required by the context, references to a Fiscal Year shall refer to a portion

51

of such Fiscal Year. The use of the words “or,” “either” and “any” shall not be exclusive. Unless the context of this Agreement otherwise requires, references to statutes or other laws shall include all regulations and references promulgated under such statutes or other laws and references to statutes, regulations or other laws shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and, to the fullest extent permitted by law, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

Section 12.9 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 12.10 Addresses and Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made when (a) delivered personally to the recipient, (b) telecopied to the recipient, or delivered by means of electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied/emailed before 5:00 p.m. New York, New York time on a Business Day, and otherwise on the next Business Day, or (c) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the address for such recipient set forth in the Company’s books and records, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Section 12.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Company in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in the Company’s Profits, Losses, Distributions, capital or property other than as a secured creditor. Notwithstanding the foregoing, each of the Indemnitees are intended third party beneficiaries of Section 6.1(b) and shall be entitled to enforce such provision (as it may be in effect from time to time).

Section 12.12 No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach of this Agreement shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 12.13 Further Action. The parties agree to execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Agreement.

52

Section 12.14 Entire Agreement. This Agreement and the other Transaction Documents embody the complete agreement and understanding among the parties with respect to the subject matter in this Agreement and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement in any way.

Section 12.15 Delivery by Electronic Means. This Agreement, the agreements referred to in this Agreement, and each other agreement or instrument contemplated by or entered into in connection with this Agreement, and any amendments to this Agreement or such other agreements or instruments, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (pdf) or comparable electronic transmission, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version delivered in person. At the request of any party to this Agreement or to any such agreement or instrument, each other party to this Agreement or such other agreement or instrument shall re-execute original forms of such agreement or instrument and deliver them to all other parties. No party to this Agreement or to any such agreement or instrument shall raise the use of a facsimile machine or pdf electronic transmission or comparable electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

Section 12.16 Certain Acknowledgments. This Agreement shall be considered for all purposes as having been prepared through the joint efforts of the parties. No presumption shall apply in favor of any party in the interpretation of this Agreement or in the resolution of any ambiguity of any provision of this Agreement based on the preparation, substitution, submission or other event of negotiation, drafting or execution of this Agreement. Each Member and Unitholder acknowledges that it/he/she is entitled to and has been afforded the opportunity to consult legal counsel of its/his/her choice regarding the terms, conditions and legal effects of this Agreement, as well as the advisability and propriety of the terms, conditions and legal effects of this Agreement. Each Member and Unitholder further acknowledges that having so consulted with legal counsel of its/his/her choosing, such Member or Unitholder waives any right to raise or rely upon the lack of representation or effective representation in any future proceedings or in connection with any future claim resulting from this Agreement or the formation of the Company. THE COMPANY, THE MANAGER, THE MEMBERS AND THE UNITHOLDERS ACKNOWLEDGE THAT KIRKLAND & ELLIS LLP HAS ONLY REPRESENTED THE COMPANY WITH RESPECT TO THE NEGOTIATION AND PREPARATION OF THIS AGREEMENT, AND HAS NOT REPRESENTED THE MEMBERS OR THE UNITHOLDERS WITH RESPECT TO SUCH MATTERS.

Section 12.17 Consent to Jurisdiction; WAIVER OF TRIAL BY JURY.

(a) Consent to Jurisdiction. Each Unitholder irrevocably submits to the exclusive jurisdiction of the United States District Court for the State of Delaware and the state courts of the State of Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated. Each Unitholder further agrees that service of any process, summons, notice or document by United States certified or registered mail (in each such

53

case, prepaid return receipt requested) to such Unitholder’s respective address set forth in the Company’s books and records or such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party shall be effective service of process in any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each Unitholder irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated by this Agreement in the United States District Court for the State of Delaware or the state courts of the State of Delaware and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

(b) WAIVER OF TRIAL BY JURY. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT (INCLUDING THE COMPANY) WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT.

Section 12.18 Representations and Warranties. By execution of this Agreement, each Member severally represents and warrants as follows:

(a) Such Member has full legal right, power, and authority to deliver this Agreement and the other Transaction Documents and to perform such Member’s obligations under this Agreement and the other Transaction Documents;

(b) This Agreement and the other Transaction Documents constitute the legal, valid, and binding obligation of such Member enforceable in accordance with its respective terms, except as the enforcement of such terms may be limited by bankruptcy and other laws of general application relating to creditors’ rights or general principles of equity;

(c) Neither this Agreement nor the other Transaction Documents violate, conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default or an event of default under any other agreement of which such Member is a party; and

(d) Such Member’s investment in Units in the Company is made for such Member’s own account for investment purposes only and not with a view to the resale or distribution of such Units.

54

Section 12.19 Tax Receivable Agreement(a) . The Tax Receivable Agreement shall be treated as part of this Agreement as described in Section 761(c) of the Code, and Treasury Regulations Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c).

[Signature Pages Follow]

55

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Amended and Restated Limited Liability Company Agreement as of the date first written above.

BT HOLDCO LLC

By:
Name:
Title:

Signature Page to BT HoldCo LLC Amended and Restated Limited Liability Company Agreement

BITCOIN DEPOT INC., as a Member

By:
Name:
Title:

Signature Page to BT HoldCo LLC Amended and Restated Limited Liability Company Agreement

BT ASSETS, INC., as a Member

By:
Name:
Title:

Signature Page to BT HoldCo LLC Amended and Restated Limited Liability Company Agreement

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

Joinder

The undersigned agrees to become a party to the Amended and Restated Limited Liability Company Agreement of BT HoldCo LLC, a Delaware limited liability company, dated as of [•], 2023 (the “Agreement”), and agrees to be bound by the terms and conditions of the Agreement as a Member.

MEMBER:

[ ⚫ ]

By:
Its:

Address for Notices:

[ ⚫ ]
[ ⚫ ]
[ ⚫ ]
[ ⚫ ]

Exhibit 10.3

[Final Form]

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], 2023, is made and entered into by and among Bitcoin Depot Inc., a Delaware corporation (the “Company”), BT Assets, Inc., a Delaware corporation (“BT Assets”), [the holders of phantom equity awards pursuant to the Lux Vending, LLC d/b/a Bitcoin Depot 2021 Participation Plan (each, a “Phantom Equity Holder” and collectively, the “Phantom Equity Holders”), each individual identified on the signature pages hereto as a “Management Holder” (each, a “Management Holder” and together, the “Management Holders”)] and GSR II Meteora Sponsor, LLC, a Delaware limited liability company (the “Sponsor” and, together with BT Assets, [the Phantom Equity Holders, the Management Holders,] and any person or entity who is identified on the signature pages hereto as a “Holder” or hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, the “Holders” and each, a “Holder”).

RECITALS

WHEREAS, GSR II Meteora Acquisition Corp., a Delaware corporation and predecessor to the Company (“GSRM”) and Sponsor are party to that certain Registration Rights Agreement, dated as of February 24, 2022 (the “Original Agreement”);

WHEREAS, the Company, BT Assets, BT HoldCo LLC, a Delaware limited liability company and wholly owned subsidiary of BT Assets (“BT HoldCo”), Bitcoin Depot Operating LLC, a Delaware limited liability company and a wholly owned subsidiary of BT HoldCo (“BT OpCo” and, together with BT HoldCo and BT Assets, the “BT Entities”) and Sponsor have entered into that certain Transaction Agreement, dated as of August 24, 2022 (as amended, supplemented and/or restated from time to time, the “Transaction Agreement”);

WHEREAS, pursuant to the Transaction Agreement and prior to or at the Closing Date, the Company and the BT Entities entered into the series of reorganizations and equity issuances and purchases as described in the Transaction Agreement (the “Business Combination”);

WHEREAS, pursuant to the amended and restated certificate of incorporation of the Company (as may be amended and restated from time to time, the “Company Certificate of Incorporation”), the Company is authorized to issue the following classes of stock: 800,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), 20,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”), 750,000 shares of Class E-1 common stock, par value $0.0001 per share (the “Class E-1 common stock”), 750,000 shares of Class E-2 common stock, par value $0.0001 per share (the “Class E-2 common stock”), 750,000 shares of Class E-3 common stock, par value $0.0001 per share (the “Class E-3 common stock”), 300,000,000 shares of Class M common stock, par value $0.0001 per share (the “Class M common stock”), 800,000,000 shares of Class O common stock, par value $0.0001 per share (the “Class O common stock”) and 300,000,000 shares of Class V common stock, par value $0.0001 per share (the “Class V common stock”);

WHEREAS, simultaneously with the closing of its initial public offering, GSRM issued and sold 12,223,750 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, each of which entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share;

WHEREAS, certain third parties (collectively, the “Non-Redeeming Stockholders”) entered into non-redemption agreements with the Company (each, a “Non-Redemption Agreement” and, collectively, the “Non-Redemption Agreements”) pursuant to which such Non-Redeeming Stockholders agreed not to request redemption of their shares of Class A common stock in connection with the Business Combination;

WHEREAS, pursuant to the Amended and Restated Limited Liability Company Agreement of BT HoldCo (“A&R LLCA”), BT HoldCo has provided BT Assets with a redemption right pursuant to which BT Assets may redeem its Common Units (as defined below) for cash or, at the option of the Managing Member of BT HoldCo, exchange Common Units for an equal number of shares of Class A common stock upon the terms and subject to the conditions set forth in the A&R LLCA and the Company Certificate of Incorporation; and

WHEREAS, in connection with the consummation of the transactions described above, the Company and Sponsor desire to amend and restate the Original Agreement in its entirety as set forth herein, and the Company and the Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. Capitalized terms used herein but not defined in this Agreement shall have the meanings ascribed to them in the Transaction Agreement. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“A&R LLCA” has the meaning given in the Recitals hereto.

“Action” means any claim, action, suit, charge, audit, examination, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any Governmental Authority.

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the chief executive officer or principal financial officer of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any Misstatement, as applicable, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) as to which the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to any person, any other person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto. No Holder shall be deemed an Affiliate of the Company or any of its subsidiaries for purposes of this Agreement.

“Agreement” has the meaning given in the Preamble hereto.

“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“Block Trade” has the meaning given in subsection 2.4.1.

“Board” means the board of directors of the Company.

“BT Assets” has the meaning given in the Preamble hereto.

“BT HoldCo” has the meaning given in the Recitals hereto.

“BT OpCo” has the meaning given in the Preamble hereto.

“Business Combination” has the meaning given in the Recitals hereto.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Class A common stock” has the meaning given in the Recitals hereto.

“Closing Date” means [•].

“Commission” means the Securities and Exchange Commission.

“Common Units” means the common units of BT HoldCo.

“Company” has the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Company Certificate of Incorporation” has the meaning given in the Recitals hereto.

“Demanding Holder” has the meaning given in subsection 2.1.3.

“End of Suspension Notice” has the meaning given in subsection 4.4.2.

“Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1 Shelf” has the meaning given in subsection 2.1.1.

“Form S-3 Shelf” has the meaning given in subsection 2.1.1.

“Governmental Authority” means any federal, national, state, provincial or municipal government, or any political subdivision thereof, and any agency, commission, department, board, bureau, official, minister, arbitral body (public or private), tribunal or court, whether national, state, provincial, local, foreign or multinational, exercising executive, legislative, judicial, regulatory or administrative functions of a nation, state, province or municipal government, or any political subdivision thereof, including any authority having governmental or quasi-governmental powers, domestic or foreign.

“GSRM” has the meaning given in the preamble hereto.

“Holder Information” has the meaning given in subsection 5.1.2.

“Holders” has the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Lock-Up” has the meaning given in subsection 3.1.2.

“Lock-Up Period” shall mean the period beginning on the Closing Date and ending in four consecutive equal quarterly installments following the Closing Date, in accordance with the following schedule:

(a) one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its first quarterly earnings release that occurs at least 60 days after the Closing Date (the “Initial Earnings Release”);

(b) one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its first quarterly earnings release following the Initial Earnings Release;

(c) one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its second quarterly earnings release following the Initial Earnings Release; and

(d) one-fourth of the securities subject to the Lock-Up shall be released from the Lock-Up upon the Company issuing its third quarterly earnings release following the Initial Earnings Release.

“Lock-Up Shares” has the meaning given in subsection 3.1.2.

[“Management Holders” has the meaning given in the Preamble hereto.]

“Maximum Number of Securities” has the meaning given in subsection 2.1.4.

“Minimum Takedown Threshold” has the meaning given in subsection 2.1.3.

“Misstatement” means:

(a) with respect to a Registration Statement, an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and

(b) with respect to a Prospectus, an untrue statement of a material fact or an omission to state of a material fact necessary required to be stated therein or necessary to make the statements therein not misleading.

“Non-Redeeming Stockholders” has the meaning given in the Recitals hereto.

“Non-Redemption Agreements” has the meaning given in the Recitals hereto.

“Opt-Out Notice” has the meaning given in Section 6.17.

“Original Agreement” has the meaning given in the Recitals hereto.

“Permitted Transferee” means, in the case of any Holder, a person to whom, or entity to which, Registrable Securities are transferred by such Holder; provided that (a) such transfer does not violate the Company’s governing documents, or any agreements between such Holder and the Company or any of the Company’s subsidiaries and (b) such transferee shall only be a Permitted Transferee if and to the extent the transferor designates the transferee as a Permitted Transferee entitled to rights hereunder pursuant to subsection 6.2.3.

[“Phantom Equity Holders” has the meaning given in the Preamble hereto.]

“Piggyback Registration” has the meaning given in subsection 2.2.1.

“Private Placement Warrants” has the meaning given in the Recitals hereto.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rules 430A or 430B under the Securities Act or any successor rule thereto), as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” means (a) any outstanding shares of Class A common stock held by a Holder immediately following the Closing Date (which shall include all shares of Class A common stock issuable upon the exchange of Common Units outstanding on the date of this Agreement or upon the exercise of any Private Placement Warrants outstanding on the date of this Agreement); (b) any shares of Class A common stock issued by the Company to a Holder in connection with the exchange of Common Units acquired by a Holder following the date hereof;

(c) any outstanding shares of Class A common stock or Private Placement Warrants to purchase shares of Class A common stock (including any shares of Class A common stock issued or issuable upon the exercise of any such Private Placement Warrant) of the Company acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company; (d) any Private Placement Warrants outstanding on the date of this Agreement; and (e) any other shares of Class A common stock of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b), (c), or (d) above by way of a stock dividend or stock split or in connection with a conversion, distribution, exchange, reclassification, recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to constitute Registrable Securities upon the earliest to occur of the date on which such securities: (i) have been sold, transferred, disposed of or exchanged pursuant to an effective Registration Statement, pursuant to Rule 144 under the Securities Act or any other exemption from registration under the securities laws of the United States; (ii) cease to be outstanding; and (iii) may be sold without registration pursuant to Rule 144 under the Securities Act (but without the requirement to comply with any volume or manner of sale limitations). For the avoidance of doubt, under no circumstances shall the Company be obligated to register Common Units, and only shares of Class A common stock issuable upon redemption, exchange or exercise of Common Units will be registered.

“Registration” means a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a)

all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A common stock is then listed;

(b)

fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)	printing, messenger, telephone and delivery expenses;

(d)	reasonable fees and disbursements of counsel for the Company;

(e)	reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration;

(f)	reasonable fees and expenses of one legal counsel selected by the majority-in-interest of the Demanding Holders in an Underwritten Offering; and

(g)

the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the Registration and/or marketing of the Registrable Securities (including the expenses of the Holders).

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” means any Holder requesting piggyback rights pursuant to this Agreement with respect to an Underwritten Shelf Takedown.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shelf” has the meaning given in subsection 2.1.1.

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” means an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“Sponsor” has the meaning given in the Preamble hereto.

“Subsequent Shelf Registration” has the meaning given in subsection 2.1.2.

“Suspension Event” has the meaning given in subsection 4.4.2.

“Suspension Notice” has the meaning given in subsection 4.4.2.

“Suspension Period” has the meaning given in subsection 4.4.2.

“Transaction Agreement” has the meaning given in the Recitals hereto.

“Transfer” means, when used as a noun, the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, or (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

“Underwriter” means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities as principal in an Underwritten Offering.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” has the meaning given in subsection 2.1.3.

“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Withdrawal Notice” has the meaning given in subsection 2.1.5.

ARTICLE II

REGISTRATIONS

2.1 Shelf Registration.

2.1.1 Filing. The Company shall use its commercially reasonable efforts to file, within 45 days of the Closing Date[ or such earlier date as it is required in accordance with any Non-Redemption Agreement], a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”) or, if the Company is not eligible to use a Registration Statement on Form S-3, a Shelf Registration Statement on Form S-1 (the “Form S-1 Shelf,” and together with the Form S-3 Shelf, as applicable (and any Subsequent Shelf Registration), the “Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two Business Days prior to such filing) on a delayed or continuous basis. The Company shall use its commercially reasonable efforts to cause the Shelf to become effective as soon as practicable after such filing, but in no event later than 60 days after the initial filing thereof (or 90 days after the initial filing thereof if the Commission notifies the Company that it will “review” the Shelf)[ or such other earlier date as it is required in accordance with any Non-Redemption Agreement]. The Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder. The Company shall maintain the Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its reasonable best efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

2.1.2 Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 4.4, use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two Business Days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer) and (b) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. In the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon request of a Holder shall promptly use its reasonable best efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, the Shelf (including by means of a post-effective amendment) or a Subsequent Shelf Registration and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration shall be subject to the terms hereof.

2.1.3 Requests for Underwritten Shelf Takedowns. At any time and from time to time after the Shelf has been declared effective by the Commission, a Holder or a group of Holders (in such case, each, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, including any Block Trade, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder(s) with a total offering price reasonably expected to exceed, in the aggregate, $50,000,000 (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Holders that requested such Underwritten Shelf Takedown shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the initial Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed), and to agree to the pricing and other terms of such offering. The Company is not obligated to effect more than (A) for BT Assets[, the Phantom Equity Holders, acting individually or together, or the Management Holders, acting individually or together], three Underwritten Shelf Takedowns pursuant to this subsection 2.1.3 in any 12-month period and (B) for Sponsor and/or the Non-Redeeming Stockholders, acting individually or together, one Underwritten Shelf Takedown pursuant to this subsection 2.1.3 in any 12-month period; provided that, the Company shall not be obligated to effect any Underwritten Shelf Takedowns for Sponsor and/or the Non-Redeeming Stockholders during the 12-month period beginning on the Closing Date. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering. For the avoidance of doubt, any Block Trade effected pursuant to Section 2.4 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to subsection 2.1.3 hereof.

2.1.4 Reduction of Underwritten Shelf Takedown. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advise the Company, the Demanding Holders and the Holders requesting piggyback rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other equity securities that the Company desires to sell and all other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggyback registration rights held by any other shareholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: At all times (a) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b) such other equity securities of other persons or entities that the Company is obligated to include in such Underwritten Offering pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Shelf Takedown; provided that any Holder (to the extent they are not withdrawing) may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by such Holder, as applicable or if such Underwritten Shelf Takedown would be made with respect to all of the Registrable Securities of such Holder. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown for purposes of subsection 2.1.3, unless either (a) such withdrawal occurs during a period the Company has deferred taking action pursuant to Section 4.4 hereof or (b) the withdrawing Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown; provided that, if a Holder elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall count as an Underwritten Shelf Takedown demanded by such Holder, as applicable, for purposes of subsection 2.1.3. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this subsection 2.1.5, other than if a Demanding Holder elects to pay such Registration Expenses pursuant to the second sentence of this subsection 2.1.5.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If the Company (for its own account or for the account of persons or entities other than the Holders of Registrable Securities) or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of equity securities of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities of the Company, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1 hereof), other than a Registration Statement (or any registered offering with respect thereto) (a) filed in connection with any employee stock option or other benefit plan, (b) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (c) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (d) for an offering of debt that is convertible into equity securities of the Company or (e) for a dividend reinvestment plan, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the launch date of such offering, which notice shall (i) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any and if known, in such offering, and (ii) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five days after receipt of such written notice (such registered offering, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder’s agreement to abide by the terms of Section 4.3 below.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the equity securities that the Company desires to sell, taken together with (a) the Registrable Securities, if any, as to which Registration has been requested pursuant to Section 2.2 hereof and (b) the equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(i) If the Registration or registered offering is undertaken for the Company’s account, the Company shall include in any such Registration or registered offering (A) first, the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Registration, that can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities, if any, as to which Registration or a registered offering has been requested pursuant to written contractual piggyback registration rights of other shareholders of the Company, that can be sold without exceeding the Maximum Number of Securities;

(ii) If the Registration or registered offering is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or registered offering (A) first, the equity securities of such requesting persons or entities that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Offering, that can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual piggyback arrangements with such persons or entities that can be sold without exceeding the Maximum Number of Securities.

(iii) If the Registration or registered offering is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration or registered offering securities pursuant to subsection 2.1.4.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by subsection 2.1.5) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include the Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than subsection 2.1.5), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights; Inapplicability to Block Trades. For purposes of clarity, subject to subsection 2.1.5, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under subsection 2.1.3 hereof. Furthermore, this Section 2.2 shall not apply to any Block Trade.

2.3 Restrictions on Transfer. In connection with any Underwritten Offering of equity securities of the Company, each Holder participating in such Underwritten Offering agrees that it shall not Transfer any shares of Class A common stock (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the seven days prior (to the extent notice of such Underwritten Offering has been provided) to, and the 90-day period beginning on, the date of pricing of such offering, except in the event the Underwriter managing the offering otherwise agrees to a shorter period by written consent. Each Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders). Notwithstanding the foregoing, with respect to an Underwritten Offering, a Holder shall not be subject to this Section 2.3 with respect to an Underwritten Offering unless each shareholder of the Company that (together with their Affiliates) holds at least 10% of the issued and outstanding Class A common stock (on a fully-exchanged basis after giving effect to the exchange of all Common Units for Class A common stock) and each of the Company’s directors and executive officers have agreed to a lock-up on terms at least as restrictive with respect to such Underwritten Offering as requested of the Holders. A Holder’s obligations under the second sentence of this Section 2.3 shall only apply for so long as such Holder (together with its Affiliates) holds at least 10% of the issued and outstanding Class A common stock (on a fully-exchanged basis after giving effect to the exchange of all Common Units for Class A common stock).

2.4 Block Trades.

2.4.1 Subject to Section 4.4, at any time and from time to time when the Lock-Up Period is not in effect with respect to Lock-Up Shares held by BT Assets and when an effective Shelf is on file with the Commission and effective, if BT Assets wishes to engage in an underwritten or other coordinated registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”), with a total offering price reasonably expected to exceed, in the aggregate, either (x) $10,000,000 or (y) all remaining Registrable Securities held by BT Assets, then notwithstanding the time periods provided for in subsection 2.1.3, BT Assets shall notify the Company of the Block Trade at least five Business Days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided, that BT Assets shall use commercially reasonable efforts to work with the Company and any Underwriters prior to making such request to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade; provided, further, that if, in connection with a Block Trade, the Company is not required to take any actions to facilitate such Block Trade (other than customary coordination with the Company’s transfer agent to remove any restrictive legends from the shares of Class A common stock disposed of in such Block Trade but not procuring the delivery of an opinion by the Company’s counsel), then (i) the $10,000,000 offering size requirement under clause (x) above shall not apply and (ii) BT Assets shall not be required to notify the Company prior to such Block Trade.

2.4.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, BT Assets shall have the right to submit a Withdrawal Notice to the Company and the Underwriter or Underwriters (if any) of its intention to withdraw from such Block Trade. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade prior to its withdrawal under this subsection 2.4.2.

2.4.3 BT Assets shall have the right to select the Underwriters for a Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

ARTICLE III

LOCK-UP

3.1 Lock-Up.

3.1.2 Each of BT Assets and Sponsor (the “Locked-Up Holders”), severally, and not jointly, agrees with the Company not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares Beneficially Owned or otherwise held by such Locked-Up Holder during the Lock-Up Period (such restrictions, the “Lock-Up”); provided that the Lock-Up shall not apply to Transfers permitted pursuant to Section 3.2; provided, further, that any waiver of the Lock-Up shall require the approval of a majority of the independent directors of the Board; provided, further, that any such waiver must apply to an equal proportionate share of the Lock-Up Shares held by each Locked-Up Holder. “Lock-Up Shares” means the equity securities of the Company held by the Locked-Up Holders, directly or indirectly, as of the Closing Date.

3.1.3 During the Lock-Up Period, any purported Transfer of Lock-Up Shares other than in accordance with this Agreement shall be null and void, and the Company shall refuse to recognize any such Transfer for any purpose.

3.1.4 The Locked-Up Holders acknowledge and agree that, notwithstanding anything to the contrary contained in this Agreement, the equity securities of the Company Beneficially Owned by such Locked-Up Holder shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Authority, including all applicable holding periods under the Securities Act and other rules of the Commission.

3.2 Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, during the Lock-Up Period applicable to any Lock-Up Shares of a Locked-Up Holder, such Locked-Up Holder may Transfer, without the consent of the Company, any of such Lock-Up Shares to (a) any of such Locked-Up Holder’s Permitted Transferees, upon written notice to the Company or (b)(i) a charitable organization, upon written notice to the Company, (ii) in the case of an individual, by virtue of Laws of descent and distribution upon death of the individual, (iii) in the case of an individual, pursuant to a qualified domestic relations order or (iv) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property subsequent to the Business Combination; provided that in connection with any Transfer of such Lock-Up Shares pursuant to clause (b)(ii) or clause (b)(iii), (A) the restrictions and obligations contained in Section 3.1 and this Section 3.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares and (B) the Transferee of such Lock-Up Shares shall have no rights under this Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Agreement. Any Transferee of Lock-Up Shares that is a Permitted Transferee of the Transferor shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement, by executing and delivering a joinder to this Agreement, whereupon such Transferee will be treated as a Holder (with the same rights and obligations as the Transferor) for all purposes of this Agreement. Notwithstanding anything to the contrary, and for the avoidance of doubt, the Sponsor shall be permitted to forfeit any portion of its Lock-Up Shares pursuant to the Sponsor Support Agreement.

3.3 Other Lock-Up Restrictions. Each of the Company and the Sponsor hereby acknowledge and agree that this Article III supersedes Section 5 of the Sponsor Support Agreement in all respects, and, upon execution of this Agreement by each of the Company and the Sponsor, the Sponsor Support Agreement shall be deemed amended to remove Section 5 of the Sponsor Support Agreement.

ARTICLE IV

COMPANY PROCEDURES

4.1 General Procedures. In connection with effecting any Shelf Registration, Shelf Takedown and/or other disposition of Registrable Securities pursuant to a registration statement contemplated herein (to the extent applicable), the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

4.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities have ceased to be Registrable Securities;

4.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least 5% of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

4.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request to facilitate the disposition of the Registrable Securities owned by such Holders;

4.1.4 prior to any public offering of Registrable Securities, use its reasonable best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

4.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

4.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

4.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

4.1.8 at least five days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus (or such shorter period of time as may be necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable), furnish, without charge, a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

4.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, as applicable, and then to correct such Misstatement as set forth in Section 4.4 hereof;

4.1.10 permit representatives of the Holders, the Underwriters or other financial institutions facilitating each transaction, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

4.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering or other disposition pursuant to a registration statement contemplated herein that is facilitated by a financial institution which the participating Holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

4.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters or financial institution, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, Underwriter or financial institution may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders;

4.1.13 in the event of any Underwritten Offering or other disposition pursuant to a registration statement contemplated herein that is facilitated by a financial institution or similar agent, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering or such applicable financial institution;

4.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

4.1.15 with respect to an Underwritten Offering pursuant to subsection 2.1.3, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

4.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

4.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders selling any Registrable Securities in an offering shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders, in each case, as mutually agreed amongst such Holders.

4.3 Requirements for Participation in Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No Holder may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting and other arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. Subject to the minimum thresholds set forth in subsections 2.1.3 and 4.1.15 of this Agreement, the exclusion of a Holder’s Registrable Securities as a result of this Section 4.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

4.4 Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

4.4.1 Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, as applicable, each Holder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting such Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

4.4.2 If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure, and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time (a “Suspension Event”), the Company may, upon giving prompt written notice of such action to the Holders (a “Suspension Notice”), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than 45 days for a single Suspension Event, determined in good faith by the Company to be necessary for such purpose (a “Suspension Period”); provided that the Company shall not declare more than two Suspension Events in any 12-month period; provided further, that no Suspension Event shall be declared within the 30 days following the conclusion of a prior Suspension Period; provided further, that the total Suspension Period in any consecutive 12-month period shall not exceed an aggregate of 60 days. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 4.4 (an “End of Suspension Notice”).

4.4.3 (a) During the period starting with the date 60 days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date 120 days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to subsection 2.1.3, a Demanding Holder has requested an Underwritten Shelf Takedown and the Company and such Demanding Holder are unable to obtain the commitment of Underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to subsection 2.1.3.

4.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 4.5.

4.6 Other Obligations. In connection with a sale or transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, the Company shall, subject to the receipt of any customary documentation reasonably required from the applicable Holders and/or their broker(s) in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (a). In addition, the Company shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with the aforementioned sales or transfers; provided, however, that the Company shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any sale or transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.

ARTICLE V

INDEMNIFICATION AND CONTRIBUTION

5.1 Indemnification.

5.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) caused by any (a) Misstatement contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, as applicable, or (b) any violation or alleged violation by the Company of the Securities Act or any other applicable federal or state securities laws or any rule or regulation promulgated thereunder application and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, except, in each case, insofar as the same are caused by or contained in any information or affidavit furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

5.1.2 In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented, out-of-pocket attorneys’ fees) resulting from any Misstatement contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, as applicable, but only to the extent that such Misstatement is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders, and the liability of each such Holder shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

5.1.3 Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

5.1.5 If the indemnification provided under this Section 5.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 5.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 5.1.1, 5.1.2 and 5.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 5.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 5.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 5.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VI

MISCELLANEOUS

6.1 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or electronic mail or postage prepaid mail (registered or certified) or nationally recognized overnight courier service and shall be deemed given when so delivered by hand or electronic mail, or if mailed, three days after mailing (one Business Day in the case of overnight courier service), as follows:

If, to the Company, to:

Bitcoin Depot, Inc.

2870 Peachtree Rd #327

Atlanta, Georgia, 30305

Email: brandon@bitcoindepot.com

Attention: Brandon Mintz, President & CEO

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention: Thomas Laughlin, P.C.; Douglas E. Bacon, P.C.; Matthew R. Pacey, P.C.; Atma Kabad; Billy Vranish

Email: thomas.laughlin@kirkland.com;

doug.bacon@kirkland.com; matt.pacey@kirkland.com;

atma.kabad@kirkland.com; billy.vranish@kirkland.com

If, to Sponsor or any of its Affiliates:

c/o GSR II Meteora Sponsor LLC

840 Park Drive East

Boca Raton, Florida 33432

Email: gus@gsrmet.com

Attn: Gus Garcia

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

10250 Constellation Blvd., Suite 1100

Century City, CA 90067

Email: steven.stokdyk@lw.com

Attn: Steven B. Stokdyk

If to any other Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records.

Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective 10 days after delivery of such notice as provided in this Section 6.1.

6.2 Assignment; No Third Party Beneficiaries.

6.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

6.2.2 Prior to the expiration of the Lock-Up Period with respect to any Lock-Up Shares of a Locked-Up Holder, such Holder may not assign or delegate such Locked-Up Holder’s rights, duties or obligations under this Agreement in connection with a Transfer of such Locked-Up Holder’s Registrable Securities, in whole or in part, except in connection with a Transfer pursuant to Section 3.2.

6.2.3 After the expiration of the Lock-Up Period with respect to Lock-Up Shares held by a Locked-Up Holder, and, at any time with respect to Registrable Securities held by any other Holder, each such Holder may assign or delegate its rights, duties or obligations under this Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, to (a) any of such Holder’s Permitted Transferees, provided, that each such Permitted Transferee holds, after giving effect to such assignment or delegation, at least 2% of the then-outstanding Class A common stock, (b) an Affiliate of such Holder, (c) direct and/or indirect equity holders of any Holder pursuant to a distribution as described in Section 6.14 of this Agreement or (d) with the prior written consent of the Company, any other entity or person.

6.2.4 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders.

6.2.5 Other than as expressly set forth herein, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing in this Agreement expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights under this Agreement.

6.2.6 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (a) written notice of such assignment as provided in Section 6.1 hereof and (b) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

6.3 Execution of Agreement. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. Facsimile or electronic mail transmission of counterpart signatures to this Agreement shall be acceptable and binding.

6.4 Governing Law; Venue.

6.4.1 This Agreement and all disputes, claims or controversies relating to, arising out of, or in connection with this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts executed in and to be performed in the State of Delaware, without giving effect to any choice of law or conflict of laws, rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

6.4.2 Any proceeding or Action based upon, arising out of or related to this Agreement must be brought in the Court of Chancery of the State of Delaware (or, to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such proceeding or Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the proceeding or Action shall be heard and determined only in any such court, and agrees not to bring any proceeding or Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Legal Proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action, suit or proceeding brought pursuant to this subsection 6.4.2.

6.5 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably, unconditionally and voluntarily waives any right such party may have to a trial by jury in respect of any Action, suit or proceeding directly or indirectly arising out of or relating to this Agreement.

6.6 Amendments and Waivers. Only upon the written consent of the Company and the Holders of at least a majority in interest of the total Registrable Securities at the time in question as determined in good faith by the Company, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party or parties against whom such waiver is to be effective. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

6.7 Other Registration Rights. [Other than the registration rights set forth in the Original Agreement and the Non-Redeeming Stockholders who have registration rights pursuant to their respective Non-Redemption Agreements with respect to equity securities of the Company to be issued on the Closing Date,] the Company represents and warrants that no person, other than a Holder of Registrable Securities hereunder, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to any Holder of Registrable Securities in this Agreement, including any agreement that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for such holders on a basis other than pari passu with, or expressly subordinate to, the registration rights of the Holders hereunder provided. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. Notwithstanding any other rights and remedies the Holders may have in respect of the Company pursuant to this Agreement, if the Company enters into any other registration rights or similar agreement with respect to any of its securities that contains provisions that violate this Section 6.7, the terms and conditions of such agreement shall immediately be deemed to have been amended without further action by the Company or any Holder, so that such Holders shall each be entitled to the benefit of any such more favorable or less restrictive terms or conditions, as the case may be.

6.8 Rule 144. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act, the Company covenants that it will (a) make available information necessary to comply with Rule 144, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (b) cooperate with any Holder and take such further action as the Holders may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rule may be amended from time to time. Upon the reasonable request of any Holder, the Company will deliver to it a written statement as to whether they have complied with such information requirements, and, if not, the specific reasons for non-compliance. This Section 6.8 shall survive the termination of the Agreement so long as any Holder continues to hold Registrable Securities.

6.9 Term. This Agreement shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities, except as otherwise provided herein. The provisions of Section 4.5 and Article V shall survive any termination.

6.10 Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder for the Company to make determinations hereunder, including, without limitation, for purposes of Section 6.8 hereof.

6.11 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.12 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof.

6.13 Entire Agreement; Restatement. This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the Closing Date, the Original Agreement and all of the respective rights and obligations of the parties thereunder are terminated in their entirety and shall no longer be of any force or effect. Upon any amendment or restatement, this Agreement shall no longer be of any force or effect.

6.14 Distributions. In the event that any Holder distributes, or has distributed, any of its Registrable Securities to its direct and/or indirect equity holders, such distributees shall be treated as the applicable Holder hereunder; provided that only the holders of a majority-in-interest of the Registrable Securities held by all such distributees, as determined in good faith by the Company, shall be entitled to take any action under this Agreement that such Holder is entitled to take, provided, further, that such distributees, taken as a whole, shall not be entitled to rights in excess of those conferred to the applicable Holder, as if it remained a single entity party to this Agreement.

6.15 Adjustments. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.

6.16 Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

6.17 Opt-Out Notices. Any Holder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of the proposed filing or withdrawal of any Shelf Registration Statement or Piggyback Registration, or any event that would lead to a Suspension Event as contemplated by Section 4.4; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder (unless subsequently revoked), the Company shall not deliver any notice to such Holder pursuant to Sections 2.1, 2.2 or 4.4, as applicable, and such Holder shall no longer be entitled to the rights associated with any such notice. Each time prior to a Holder’s intended use of an effective Shelf Registration Statement, such Holder will notify the Company in writing at least two Business Days in advance of such intended use. If a Suspension Notice was previously delivered (or would have been delivered but for the provisions of this Section 6.17) and the Suspension Event remains in effect, the Company will so notify such Holder, within one Business Day of such Holder’s notification to the Company, by delivering to such Holder a copy of such previous notice of such Suspension Event, and thereafter will provide such Holder with the related End of Suspension Notice immediately upon its availability.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

COMPANY:

Bitcoin Depot, Inc.

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

HOLDERS:

BT Assets, Inc.

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

HOLDERS:

GSR II Meteora Sponsor, LLC

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

[PHANTOM EQUITY HOLDERS:]

By:
Name:

Address:
Email:

[MANAGEMENT HOLDERS:]

By:
Name:

Address:
Email:

[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit 10.4

[Final Form]

TAX RECEIVABLE AGREEMENT

by and among

BITCOIN DEPOT INC.

BT HOLDCO LLC

and

BT ASSETS, INC.

Dated as of [•]

2

Exhibits

Exhibit A	-	Form of Joinder Agreement

3

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [•], is entered into by and among Bitcoin Depot Inc., a Delaware corporation (the “Corporation”), BT HoldCo LLC, a Delaware limited liability company (the “LLC”), and BT Assets, Inc., a Delaware corporation (the “TRA Holder”).

RECITALS

WHEREAS, prior to the Business Combination (as defined below), the TRA Holder owned all of the limited liability company interests of the LLC (the “Units”) and of Bitcoin Depot Operating LLC, a Delaware limited liability company (“BT OpCo”), and, in connection with the Business Combination, contributed all of the limited liability company interests of BT OpCo to the LLC;

Whereas, prior to the Business Combination, the LLC was treated as an entity disregarded as separate from the TRA Holder for U.S. federal income tax purposes;

WHEREAS, pursuant to the Transaction Agreement (as amended, the “Transaction Agreement”) by and among (i) the LLC (following its execution and delivery of a joinder to the Transaction Agreement), (ii) BT OpCo, (iii) the TRA Holder, (iv) GSR II Meteora Acquisition Corporation, a Delaware corporation and predecessor to the Corporation (“GSR”), and (v) GSR II Meteora Sponsor, LLC, a Delaware limited liability company (“GSR Sponsor”), the Corporation acquired Units from BT Assets and the LLC pursuant to the terms set forth in the Transaction Agreement (the foregoing transaction, the “Business Combination”) and the parties to the Transaction Agreement undertook certain other transactions as described in the Transaction Agreement;

WHEREAS, pursuant to and subject to the terms of the LLC Agreement, from time to time, (x) the TRA Holder has the right to require the LLC to redeem (a “Redemption”) all or a portion of its Units for cash or, at the Corporation’s election, Class A Common Stock or Class M Common Stock, in either case contributed to the LLC by the Corporation; and (y) at the election of the Corporation in its sole discretion, the Corporation may effect a direct exchange (a “Direct Exchange”) of such cash or shares of Class A Common Stock or Class M Common Stock for such Units; and

WHEREAS, the Parties desire to provide for certain payments and make certain arrangements with respect to certain tax benefits derived by the Corporation as a result of the Business Combination, any Redemptions or Direct Exchanges and the receipt of payments under this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, and intending to be legally bound, the Parties agree as follows:

4

ARTICLE I.

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the terms set forth in this Article I have the following meanings (such meanings to be equally applicable to both (i) the singular and plural and (ii) the active and passive forms of the terms defined).

“Advisory Firm” means any accounting firm that is nationally recognized as being an expert in Covered Tax matters and is not an Affiliate of the Corporation. The Advisory Firm shall be selected by the Corporation and shall be reasonably acceptable to the TRA Holder.

“Actual Interest Amount” is defined in Section 3.1(b)(vi).

“Actual Tax Liability” with respect to any Taxable Year, means the sum of (a) the actual liability for U.S. federal income taxes of the Corporation, (b) without duplication of the amount set forth in the preceding clause, the portion of any actual liability for U.S. federal income taxes imposed directly on the LLC (and any of the LLC’s Subsidiaries treated as a partnership for U.S. federal income tax purposes) under Section 6225 of the Code that is allocable to the Corporation in accordance with the LLC Agreement and the Code, (c) the product of (i) the net positive amount of the U.S. federal taxable income (for the avoidance of doubt, determined without taking into account any U.S. federal benefit of any applicable state or local tax deduction and taking into account any net operating losses) for such Taxable Year reported on the Corporation’s IRS Form 1120 (or any successor form) and (ii) the Assumed State and Local Tax Rate, and (d) the actual liability of the Corporation for any Covered Taxes other than U.S. federal, state and local income taxes. For the avoidance of doubt, the calculation of the amount described in clause (a) shall take into account any U.S. federal income tax benefit realized by the Corporation with respect to state and local jurisdiction income taxes (with such benefit determined by taking into account an assumed deduction based on the amount computed under clause (c), and disregarding the actual deduction for state and local jurisdiction income taxes reflected on the Corporation’s income tax return).

“Affiliate” with respect to any Person, means any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Agreed Rate” means SOFR plus 100 basis points.

“Agreement” is defined in the preamble to this Agreement.

“Amended Schedule” is defined in Section 2.4(b).

“Assumed State and Local Tax Rate” means the tax rate equal to the sum of (a) for each state that imposes income or franchise taxes on the Corporation on its allocable share of income with respect to its interest in the LLC, the product of (i) the Corporation’s income tax apportionment factor for each such state and local jurisdiction in which the Corporation files income or franchise tax returns for the relevant Taxable Year and (ii) the highest corporate income and franchise tax rate in effect for such Taxable Year for each such state and local jurisdiction in

5

which the Corporation files income tax returns for each relevant Taxable Year, and (b) for each state that imposes income or franchise taxes directly on the LLC (and any of the LLC’s Subsidiaries treated as a partnership for state income tax purposes), the product of (i) the income tax apportionment factor for such LLC or Subsidiary, as applicable, for each such state in which the LLC or such Subsidiary files income or franchise tax returns for the relevant taxable year of such LLC or Subsidiary ending on or after the Business Combination Date and (ii) the highest income and franchise tax rate in effect applicable to the LLC or such Subsidiary, as applicable, for such taxable year for each such state in which the LLC or such Subsidiary files income or franchise tax returns.

“Bankruptcy Code” is defined in Section 4.1(c).

“Basis Adjustment” means the increase or decrease to the Corporation’s share of the tax basis of the Reference Assets (a) under Sections 734(b), 743(b) and 754 of the Code (in situations where, following an Exchange, the LLC remains in existence as an entity for tax purposes), (b) under Sections 732 and 1012 of the Code (in situations where, as a result of one or more Exchanges, the LLC becomes an entity that is disregarded as separate from its owner for tax purposes), and (c) under Sections 722, 723 and 1012 of the Code in accordance with Revenue Ruling 99-5, 1991-1 CB 434 (Situation 1) with respect to the Closing Date Exchange, in each case, as a result of the applicable Exchange and any payments made under this Agreement relating to such increase or decrease (other than any payments in respect of Imputed Interest). As relevant, Basis Adjustments are to be calculated pursuant to Treasury Regulations Section 1.743-1. Notwithstanding any other provision of this Agreement, the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred.

“Basis Schedule” is defined in Section 2.2.

“Board” means the Board of Directors of the Corporation.

“Business Combination” is defined in the recitals to this Agreement.

“Business Combination Date” means the date of the closing of the Business Combination.

“Business Day” means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the State of New York or the State of Georgia or is a day on which banking institutions located in New York, New York or Atlanta, Georgia are closed.

“Change of Control” has the meaning given to such term in the LLC Agreement.

“Class A Common Stock” means the class A common stock, par value $0.0001 per share, of the Corporation.

“Class M Common Stock” means the class M common stock, par value $0.0001 per share, of the Corporation.

“Closing Date Exchange” means the BT Assets Unit Purchase (as defined in the Transaction Agreement).

6

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Basis” means the existing tax basis of the Reference Assets that are depreciable or amortizable (including assets that will eventually be subject to depreciation or amortization, once placed in service) for U.S. federal income tax purposes. For the avoidance of doubt, Common Basis shall not include any Basis Adjustments.

“Common Basis Addback Amount” with respect to a Taxable Year, and for each Exchange occurring in such Taxable Year or that occurred in any of the fourteen (14) Taxable Years preceding the Taxable Year for which Hypothetical Tax Liability is determined, means the sum of the product of (a) the Common Basis, at the time of such Exchange, of each Subsequently Acquired Asset as of the time of such Exchange, (b) a fraction, the numerator of which is the number of Units transferred in such Exchange, and the denominator of which is the total number of outstanding Units immediately following such Exchange, and (c) a fraction, the numerator of which is one (1) and the denominator of which is fifteen (15).

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or other agreement.

“Corporation” is defined in the preamble to this Agreement.

“Covered Taxes” means any and all U.S. federal, state, local and foreign taxes, assessments or similar charges that are based on or measured with respect to net income or profits and any interest related to the foregoing.

“Cumulative Net Realized Tax Benefit” is defined in Section 3.1(b)(ii).

“Default Rate” means SOFR plus 450 basis points.

“Default Rate Interest” is defined in Section 3.1(b)(vii).

“Determination” has the meaning given to such term in Section 1313(a) of the Code or similar provision of U.S. state tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for tax.

“Direct Exchange” is defined in the recitals to this Agreement.

“Dispute” is defined in Section 7.8(a).

“Early Termination Effective Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

“Early Termination Notice” is defined in Section 4.2.

“Early Termination Payment” is defined in Section 4.3(b).

“Early Termination Rate” means SOFR plus 100 basis points.

7

“Early Termination Reference Date” is defined in Section 4.2.

“Early Termination Schedule” is defined in Section 4.2.

“Estimated Tax Benefit Payment” is defined in Section 3.4.

“Exchange” means the Closing Date Exchange, any Direct Exchange or Redemption (including any Change of Control Redemption, as defined in the LLC Agreement).

“Exchange Date” means the date of any Exchange.

“Expert” is defined in Section 7.9(a).

“Final Payment Date” means any date on which a payment is required to be made pursuant to this Agreement. For the avoidance of doubt, the Final Payment Date in respect of a Tax Benefit Payment is determined pursuant to Section 3.1(a).

“Hypothetical Tax Liability” with respect to any Taxable Year, means the sum of (a) the hypothetical liability for U.S. federal income taxes of the Corporation, (b) without duplication of the amount set forth in the preceding clause, the portion of any hypothetical liability for U.S. federal income taxes imposed directly on the LLC (and any of the LLC’s Subsidiaries treated as a partnership for U.S. federal income tax purposes) under Section 6225 of the Code that is allocable to the Corporation in accordance with the LLC Agreement and the Code, (c) the product of (i) the net positive amount of the U.S. federal taxable income (for the avoidance of doubt, determined without taking into account any U.S. federal benefit of any applicable state or local tax deduction and taking into account any net operating losses) for purposes of determining such hypothetical liability for U.S. federal income taxes, and (ii) the Assumed State and Local Tax Rate, and (d) the hypothetical liability of the Corporation for any Covered Taxes other than U.S. federal, state and local income taxes. The liability in clauses (a) through (d) above shall be determined by, without duplication, (i) with respect to any Originally Held Asset, calculating depreciation, amortization, or other similar deductions, or otherwise calculating any items of income, gain, deduction or loss, by reference to the Non-Adjusted Tax Basis as reflected on the applicable Basis Schedule, including amendments, for the Taxable Year, (ii) excluding the effect of any and all Basis Adjustments, (iii) including in income of the Corporation the Common Basis Addback Amount for the Taxable Year, (iv) excluding the impact of Section 704(c) Items (which, for the avoidance of doubt, shall not duplicate the effects of clause (i)), and (v) excluding any deduction attributable to Imputed Interest for the Taxable Year. For the avoidance of doubt, the Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any tax item attributable to any of the items described in clauses (i) through (v) of the previous sentence. For the avoidance of doubt, the calculation of the amount described in clause (a) shall take into account any U.S. federal income tax benefit that would be realized by the Corporation with respect to state and local jurisdiction income taxes (with such benefit determined by taking into account an assumed deduction based on the amount computed under clause (c), and disregarding the hypothetical deduction for state and local jurisdiction income taxes of the Corporation).

“Imputed Interest” is defined in Section 3.1(b)(v).

8

“IRS” means the U.S. Internal Revenue Service.

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.

“Joinder Requirement” is defined in Section 7.6(a).

“LLC” is defined in the preamble to this Agreement.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the LLC, dated as of [•], 2023, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time.

“LLC Group” means the LLC and any direct or indirect Subsidiary (owned through a chain of entities each of which is treated as a partnership or a disregarded entity for U.S. federal income tax purposes) of the LLC that is treated as a partnership or disregarded entity for U.S. federal income tax purposes.

“Maximum Rate” is defined in Section 7.13.

“Net Tax Benefit” is defined in Section 3.1(b)(i).

“Non-Adjusted Tax Basis” in the case of any Originally Held Asset that is depreciable or amortizable (including, for the avoidance of doubt, any amortizable Section 197 intangible (as such term is used in the Code)), means the tax basis of such Originally Held Asset for U.S. federal income tax purposes, treating such Originally Held Asset as having a Common Basis of zero at all times.

“Non-TRA Portion” is defined in Section 2.3(b).

“Objection Notice” is defined in Section 2.4(a)(i).

“Original Liability” means any liability described in Treasury Regulations Section 1.752-7(b)(3) of any member of the LLC Group as of the Business Combination.

“Originally Held Asset” means any Reference Asset that was a Reference Asset at the time of the Business Combination.

“Parties” means the parties named on the signature pages to this agreement and each additional party that satisfies the Joinder Requirement, in each case with their respective successors and assigns.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

9

“Pre-Exchange Transfer” means any transfer of one or more Units (a) that occurs after the Business Combination but prior to an Exchange of such Units and (b) to which Section 743(b) of the Code applies.

“Realized Tax Benefit” is defined in Section 3.1(b)(iii).

“Realized Tax Detriment” is defined in Section 3.1(b)(iv).

“Reconciliation Dispute” is defined in Section 7.9(a).

“Reconciliation Procedures” is defined in Section 2.4(a).

“Redemption” is defined in the recitals to this Agreement.

“Reference Asset” means any tangible or intangible asset of any member of the LLC Group or any of their respective successors or assigns, whether held directly by the LLC or indirectly by the LLC through any entity in which the LLC now holds or may subsequently hold an ownership interest (but only if such entity is treated as a partnership or disregarded entity for U.S. federal income tax purposes and applicable state and local income tax purposes). A Reference Asset also includes any asset the tax basis of which is determined, in whole or in part, by reference to the tax basis of an asset that is described in the preceding sentence, including “substituted basis property” within the meaning of Section 7701(a)(42) of the Code.

“Rules” is defined in Section 7.8(a).

“Schedule” means any of the following: (a) a Basis Schedule, (b) a Tax Benefit Schedule, or (c) the Early Termination Schedule, and, in each case, any amendments.

“Section 704(c) Items” means the additional allocations of tax items of income, gain, deduction and loss to, or away from, the Corporation pursuant to Section 704(c) of the Code and the Treasury Regulations thereunder (including pursuant to any “reverse Section 704(c)” allocations) in respect of (a) any difference between the fair market value and the tax basis of any Originally Held Asset immediately following the Business Combination and (b) any Original Liabilities, in each case as compared to the tax items of income, gain, deduction and loss to, or away from, the Corporation that would have been allocated if Section 704(c) of the Code and the Treasury Regulations thereunder were not taken into account. For the avoidance of doubt, the foregoing would include disproportionate allocations (if any) of tax items of income, gain, deduction and loss to a TRA Holder and away from the Corporation.

“Senior Obligations” is defined in Section 5.1.

“SOFR” means for each month (or portion thereof) during any period, an interest rate per annum equal to the rate per annum reported, on the date two Business Days prior to the first Business Day of such month, on the applicable Bloomberg screen page (or other commercially available source providing quotations of SOFR) for the Secured Overnight Financing Rate as published by the Federal Reserve Bank of New York for such month (or portion thereof). In no event will SOFR be less than 0%.

10

“Subsequently Acquired Asset” means any Reference Asset that became a Reference Asset after the Business Combination.

“Subsidiary” means, with respect to any Person and as of the date of any determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls, more than 50% of the voting power or other similar interests, or the sole general partner interest, or managing member or similar interest, of such Person.

“Subsidiary Stock” means any stock or other equity interest in any Subsidiary of the Corporation that is treated as a corporation for U.S. federal income tax purposes and applicable state and local tax purposes.

“Tax Benefit Payment” is defined in Section 3.1(b).

“Tax Benefit Schedule” is defined in Section 2.3(a).

“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with any Taxing Authority in respect to taxes (including any attached schedules), including any information return, claim for refund, amended return and declaration of estimated tax.

“Taxable Year” means a taxable year of the Corporation as defined in Section 441(b) of the Code or comparable section of U.S. state or local tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than 12 months for which a Tax Return is made), ending on or after the Business Combination Date.

“Taxing Authority” means any national, federal, state, county, municipal, or local government, or any subdivision, agency, commission or authority thereof, or any quasi-governmental body, or any other authority of any kind, exercising regulatory or other authority in relation to tax matters.

“Termination Objection Notice” is defined in Section 4.2.

“TRA Holder” is defined in the preamble to this Agreement.

“TRA Portion” is defined in Section 2.3(b).

“Transaction Agreement” is defined in the recitals to this Agreement.

“Treasury Regulations” means the final, temporary, and (to the extent they can be relied upon) proposed regulations under the Code, as promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“True-Up” is defined in Section 3.4.

“U.S.” means the United States of America.

“Units” is defined in the recitals to this Agreement.

11

“Valuation Assumptions” means, as of an Early Termination Effective Date, the assumptions that:

(a) in each Taxable Year ending on or after such Early Termination Effective Date, the Corporation will have taxable income sufficient to fully use the deductions arising from the Basis Adjustments, Common Basis (limited, in the case of Subsequently Acquired Assets, to the Common Basis Addback Amount for such Taxable Year), Section 704(c) Items, and the Imputed Interest during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available, taking into account clause (4) below;

(b) (i) the U.S. federal income tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Effective Date, except to the extent any change to such tax rates for such Taxable Year have already been enacted into law, and (ii) the combined U.S. state and local income tax rates for each such Taxable Year shall be the Assumed State and Local Tax Rate for the Taxable Year that includes the Early Termination Effective Date;

(c) all taxable income of the Corporation will be subject to the maximum applicable tax rates for each Covered Tax throughout the relevant period, except the combined tax rate for U.S. state and local income taxes shall be the Assumed State and Local Tax Rate;

(d) any loss or disallowed interest or other loss carryovers or carryforwards generated by any Basis Adjustments, Common Basis, Section 704(c) Items, or Imputed Interest (including any such Basis Adjustments and Imputed Interest generated as a result of payments under this Agreement) and available as of the Early Termination Effective Date will be used by the Corporation on a pro rata basis over a fifteen-year period beginning on the Early Termination Effective Date, or up through their scheduled expiration under applicable law (if earlier);

(e) any non-amortizable assets (other than Subsidiary Stock) will be disposed of on the earlier of (i) the fifteenth anniversary of the applicable Basis Adjustment (or, if such Basis Adjustment occurred more than fifteen years before the Early Termination Effective Date, the Early Termination Effective Date) and (ii) the fifteenth anniversary of the Early Termination Effective Date;

(f) any Subsidiary Stock will be deemed never to be disposed of except if Subsidiary Stock is directly disposed of in a Change of Control;

(g) if, on the Early Termination Effective Date, the TRA Holder has Units that have not been Exchanged, then such Units shall be deemed to be Exchanged for the fair market value of the cash, Class A Common Stock or Class M Common Stock that would be received by the TRA Holder if such Units had been Exchanged on the Early Termination Effective Date, and the TRA Holder shall be deemed to receive the amount of cash the TRA Holder would have been entitled to pursuant to Section 4.3(a) had such Units actually been Exchanged on the Early Termination Effective Date; and

12

(h) any payment obligations pursuant to this Agreement will be satisfied on the date that any Tax Return to which such payment obligation relates is required to be filed under applicable law as of the Early Termination Effective Date excluding any extensions.

Section 1.2 Rules of Construction. Unless otherwise specified in this Agreement:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) For purposes of interpretation of this Agreement:

(i) References in this Agreement to a Schedule, Article, Section, clause or sub-clause refer to the appropriate Schedule to, or Article, Section, clause or subclause in, this Agreement.

(ii) References in this Agreement to dollars or “$” refer to the lawful currency of the United States of America.

(iii) The term “including” is by way of example and not limitation.

(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(v) The term “or” shall not be exclusive and shall instead mean “and/or.”

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d) Unless otherwise expressly provided: (i) references to organization documents (including the LLC Agreement), agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted hereby; and (ii) references to any law (including the Code and the Treasury Regulations) shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law.

13

ARTICLE II.

DETERMINATION OF REALIZED TAX BENEFIT

Section 2.1 Basis Adjustments; LLC 754 Election.

(a) Basis Adjustments. The Parties acknowledge and agree to treat, to the fullest extent permitted by law, (A) each Direct Exchange as giving rise to Basis Adjustments, (B) each Redemption (including any Change of Control Redemption, as defined in the LLC Agreement) using cash, Class A Common Stock or Class M Common Stock contributed to the LLC by the Corporation as a direct purchase of Units by the Corporation from the TRA Holder pursuant to Section 707(a)(2)(B) of the Code giving rise to Basis Adjustments, and (C) the Closing Date Exchange as a sale by BT Assets of a portion of each asset held by the LLC prior to the Business Combination to the Corporation in accordance with Revenue Ruling 99-5, 1991-1 CB 434 (Situation 1) giving rise to Basis Adjustments. For the avoidance of doubt, payments made under this Agreement shall not be treated as resulting in a Basis Adjustment to the extent such payments are treated as Imputed Interest.

(b) Section 754 Election. The Corporation shall ensure that, for the Taxable Year that includes the Business Combination Date and for each Taxable Year thereafter throughout the term of this Agreement, the LLC and each other member of the LLC Group that is treated as a partnership for U.S. federal income tax purposes (and for which the Corporation controls the preparation of the relevant Tax Return and elections made on such Tax Return) will have in effect an election under Section 754 of the Code (and under any similar provisions of applicable U.S. state or local law), in each case, to the extent that such election would result in an adjustment to the Corporation’s share of the tax basis of the assets owned by the LLC Group as of the date of the relevant Exchange.

Section 2.2 Basis Schedules. Within sixty (60) days after the filing of the U.S. federal income Tax Return of the Corporation for each relevant Taxable Year, the Corporation shall deliver to the TRA Holder a schedule developed in consultation with the Advisory Firm (the “Basis Schedule”) that shows, in reasonable detail as necessary in order to understand the calculations performed under this Agreement: (a) the Basis Adjustments with respect to the Reference Assets as a result of the relevant Exchanges effected in such Taxable Year, (b) the period (or periods) over which each Basis Adjustment is amortizable and/or depreciable, (c) the Non-Adjusted Tax Basis with respect to the Reference Assets described in clause (a) as of each relevant Exchange, (d) the Common Basis that remains (if any) and may give rise to payments pursuant to the terms of this Agreement, and (e) the period (or periods) over which the Common Basis is amortizable and/or depreciable. The Basis Schedule will become final and binding on the Parties pursuant to the procedures set forth in Section 2.4(a) and may be amended by the Parties pursuant to the procedures set forth in Section 2.4(b).

Section 2.3 Tax Benefit Schedules.

(a) Tax Benefit Schedule. Within sixty (60) days after the filing of the U.S. federal income Tax Return of the Corporation for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment, the Corporation shall provide to the TRA Holder a schedule developed in consultation with the Advisory Firm showing, in reasonable detail, the calculation of the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year (a “Tax Benefit Schedule”). The Tax Benefit Schedule will become final and binding on the Parties pursuant to the procedures set forth in Section 2.4(a), and may be amended by the Parties pursuant to the procedures set forth in Section 2.4(b).

14

(b) Applicable Principles. Subject to the provisions of this Agreement, the Realized Tax Benefit or Realized Tax Detriment for each Taxable Year is intended to measure the decrease or increase in the Actual Tax Liability for such Taxable Year attributable to the Basis Adjustments, Common Basis (limited, in the case of Subsequently Acquired Assets, to the Common Basis Addback Amount for such Taxable Year), Section 704(c) Items, and Imputed Interest, as determined using a “with and without” methodology described in Section 2.4(a). To the extent any portion of a Realized Tax Benefit could be attributed to both Common Basis and a Section 704(c) Item, the Realized Tax Benefit shall be attributed to Common Basis. Carryovers, carryforwards, or carrybacks of any tax item attributable to any Basis Adjustment, Common Basis, Section 704(c) Item, or Imputed Interest or any other tax item in respect thereof shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of U.S. state or local tax law, as applicable, governing the use, limitation, and expiration of carryovers, carryforwards, carrybacks or other tax items of the relevant type. If a carryover or carryback of any tax item includes a portion that is attributable to any Basis Adjustments, Common Basis, Section 704(c) Items or Imputed Interest (a “TRA Portion”) and another portion that is not (a “Non-TRA Portion”), such portions shall be considered to be used in accordance with the “with and without” methodology so that: (i) the amount of any Non-TRA Portion is deemed utilized first, followed by the amount of any TRA Portion (calculated by taking into account the provisions of Section 3.3(a) to the extent applicable); and (ii) in the case of a carryback of a Non-TRA Portion, such carryback shall not affect the original “with and without” calculation made in the prior Taxable Year. To the extent permitted by applicable law, (i) the Parties agree to treat all Tax Benefit Payments (other than Imputed Interest) (A) as subsequent upward purchase price adjustments that give rise to further Basis Adjustments and (B) as having the effect of creating additional Basis Adjustments arising in the Taxable Year in which the applicable Tax Benefit Payment is made, and (ii) as a result, the Parties agree to treat any additional Basis Adjustments arising from such a Tax Benefit Payment as giving rise to a Basis Adjustment in the Taxable Year in which the Tax Benefit Payment is made on an iterative basis continuing until any incremental Basis Adjustment is immaterial, as reasonably determined by the TRA Holder and the Corporation in good faith and in consultation with the Advisory Firm.

Section 2.4 Procedures; Amendments.

(a) Procedures. Each time the Corporation delivers an applicable Schedule to the TRA Holder, including any Amended Schedule delivered pursuant to Section 2.4(b), but excluding any Early Termination Schedule or amended Early Termination Schedule delivered pursuant to Section 4.2, the Corporation shall also: (x) deliver supporting schedules and work papers from an Advisory Firm and any additional materials reasonably requested by the TRA Holder that are reasonably necessary in order to understand the calculations that were relevant for purposes of preparing the Schedule; and (y) allow the TRA Holder and its advisors to have reasonable access to the appropriate representatives, as reasonably requested by the TRA Holder, at the Corporation and the applicable Advisory Firm in connection with its review of such Schedule. Without limiting

15

the generality of the preceding sentence, the Corporation shall ensure that any Tax Benefit Schedule that is delivered to the TRA Holder, along with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the Actual Tax Liability (the “with” calculation) and the Hypothetical Tax Liability (the “without” calculation), and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule shall become final and binding on the Parties forty-five (45) days from the date on which the TRA Holder first receives the applicable Schedule (and supporting schedules and work papers) unless:

(i) the TRA Holder within forty-five (45) days after receiving the applicable Schedule (and supporting schedules and work papers) provides the Corporation with written notice of a material objection to such Schedule that is made in good faith and that sets forth in reasonable detail the TRA Holder’s material objection (an “Objection Notice”); or

(ii) the TRA Holder provides a written waiver of its right to deliver an Objection Notice within the time period described in clause (i) above, in which case such Schedule becomes binding on the date the waiver from the TRA Holder is received by the Corporation.

In the event that the TRA Holder timely delivers an Objection Notice pursuant to clause (i) above, and if the Corporation and the TRA Holder, for any reason, are unable to successfully resolve the issues raised in the Objection Notice through good faith discussions within thirty (30) days after receipt by the Corporation of the Objection Notice, the Corporation and the TRA Holder shall employ the reconciliation procedures as described in Section 7.9 (the “Reconciliation Procedures”).

(b) Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporation: (i) in connection with a Determination affecting such Schedule; (ii) to correct inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was originally provided to the TRA Holder; (iii) to comply with an Expert’s determination under the Reconciliation Procedures applicable to this Agreement; (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other tax item to such Taxable Year; (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year; or (vi) to adjust a Basis Schedule to take into account any Tax Benefit Payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). The Corporation shall provide any Amended Schedule to the TRA Holder within thirty (30) calendar days of the occurrence of an event referred to in clauses (i) through (vi) of the preceding sentence, and any such Amended Schedule shall be subject to the procedures set forth in Section 2.4(a).

16

ARTICLE III.

TAX BENEFIT PAYMENTS

Section 3.1 Timing and Amount of Tax Benefit Payments.

(a) Timing and Amount of Payments to TRA Holder. Except as provided in Section 3.4, and subject to Section 3.2, Section 3.3 and Section 3.6, within five (5) Business Days following the date on which each Tax Benefit Schedule becomes final in accordance with Section 2.4(a), the Corporation shall pay to the TRA Holder the Tax Benefit Payment as determined pursuant to Section 3.1(b). Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by the TRA Holder or as otherwise agreed by the Corporation and the TRA Holder. For the avoidance of doubt, (i) no Tax Benefit Payment shall be required to be made in respect of estimated tax payments, including estimated U.S. federal income tax payments, and (ii) without limiting the Corporation’s ability to make offsets against Tax Benefit Payments with respect to the TRA Holder to the extent permitted by Section 3.5, the TRA Holder shall not be required under any circumstances to return any portion of any Tax Benefit Payment previously paid by the Corporation to the TRA Holder (including any portion of any Estimated Tax Benefit Payment or any Early Termination Payment).

(b) Amount of Payments. For purposes of this Agreement, a “Tax Benefit Payment” means an amount, not less than zero, equal to the sum of: (i) the Net Tax Benefit (including Imputed Interest, if any, calculated in respect of such amount); and (ii) the Actual Interest Amount and any Default Rate Interest with respect to the Net Tax Benefit described in (i).

(i) Net Tax Benefit. The “Net Tax Benefit” for a Taxable Year equals the amount of the excess, if any, of (x) 85% of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year over (y) the aggregate amount of all Tax Benefit Payments previously made under this Section 3.1. For the avoidance of doubt, without limiting the Corporation’s ability to make offsets against Tax Benefit Payments to the extent permitted by Section 3.5, if the Cumulative Net Realized Tax Benefit as of the end of any Taxable Year is less than the aggregate amount of all Tax Benefit Payments previously made, the TRA Holder shall not be required to return any portion of any Tax Benefit Payment previously made by the Corporation to the TRA Holder.

(ii) Cumulative Net Realized Tax Benefit. The “Cumulative Net Realized Tax Benefit” for a Taxable Year equals the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporation, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same periods. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination. The computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.

(iii) Realized Tax Benefit. The “Realized Tax Benefit” for a Taxable Year equals the excess, if any, of (a) the Hypothetical Tax Liability over (b) the Actual Tax Liability for such Taxable Year. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

17

(iv) Realized Tax Detriment. The “Realized Tax Detriment” for a Taxable Year equals the excess, if any, of (a) the Actual Tax Liability over (b) the Hypothetical Tax Liability for such Taxable Year. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

(v) Imputed Interest. The Parties acknowledge that the principles of Sections 1272, 1274 or 483 of the Code, as applicable, and the principles of any similar provision of U.S. state and local tax law, may apply to cause a portion of any payments by the Corporation to the TRA Holder under this Agreement to be treated as imputed interest (“Imputed Interest”). For the avoidance of doubt, the deduction for the amount of Imputed Interest, if any, as determined with respect to any payments made by the Corporation to the TRA Holder shall be excluded in determining the Hypothetical Tax Liability for purposes of calculating Realized Tax Benefits and Realized Tax Detriments pursuant to this Agreement.

(vi) Actual Interest Amount. Subject to Section 3.4, the “Actual Interest Amount” calculated in respect of the Net Tax Benefit for a Taxable Year will equal an amount equal to interest calculated at the Agreed Rate from the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for such Taxable Year until the date on which the Corporation makes a timely Tax Benefit Payment to the TRA Holder on or before the Final Payment Date as determined pursuant to Section 3.1(a).

(vii) Default Rate Interest. In accordance with Section 5.2, in the event that the Corporation does not make timely payment of all or any portion of a Tax Benefit Payment to the TRA Holder on or before the Final Payment Date as determined pursuant to Section 3.1(a), the amount of any “Default Rate Interest” calculated and payable in accordance with Section 5.2 in respect of the Tax Benefit Payment (including previously accrued Imputed Interest and Actual Interest Amounts) for a Taxable Year will equal interest calculated at the Default Rate from the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a) until the date on which the Corporation makes such Tax Benefit Payment to the TRA Holder.

(viii) The Corporation and the TRA Holder hereby acknowledge and agree that, as of the date of this Agreement and as of the date of any future Exchange that may be subject to this Agreement, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income or other applicable tax purposes. Notwithstanding anything to the contrary in this Agreement, if the TRA Holder notifies the Corporation in writing of a stated maximum selling price (within the meaning of Treasury Regulation 15A.453-1(c)(2)), the amount of the consideration received in connection with the Closing Date Exchange and any subsequent Exchange, plus the aggregate Tax Benefit Payments to the TRA Holder (other than amounts accounted for as interest under the Code), shall not exceed such stated maximum selling price.

18

(c) Interest. The provisions of Section 3.1(b) and Section 5.2 in respect of Default Rate Interest are intended to operate so that interest will effectively accrue (or in the case of Imputed Interest be treated as accruing solely for U.S. federal income or applicable state or local income tax purposes) in respect of the Net Tax Benefit (or Tax Benefit Payment in respect of any Actual Interest Amount or Default Rate Interest) for any Taxable Year as follows:

(i) first, solely for U.S. federal income or applicable state or local income tax purposes, at the applicable rate used to determine the amount of Imputed Interest under the Code from the Business Combination Date or the relevant Exchange Date until the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for such Taxable Year and, if required under applicable law, through the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a);

(ii) second, at the Agreed Rate from the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for such Taxable Year until the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a); and

(iii) third, in accordance with Section 5.2, at the Default Rate from the Final Payment Date for a Tax Benefit Payment as determined pursuant to Section 3.1(a) until the date on which the Corporation makes the relevant Tax Benefit Payment to the TRA Holder.

Section 3.2 No Duplicative Payments. It is intended that the provisions of this Agreement will not result in the duplicative payment of any amount (including interest) that may be required under this Agreement and the provisions of this Agreement shall be consistently interpreted and applied in accordance with that intent.

Section 3.3 Late Payments. If for any reason the Corporation is not able to timely and fully satisfy its payment obligations under this Agreement in respect of a particular Taxable Year, then Default Rate Interest will begin to accrue pursuant to Section 5.2 (and, for the avoidance of doubt, shall continue to accrue pursuant to Section 5.2 until the Tax Benefit Payments have been made in full without regard to the provisions of this Section 3.3).

Section 3.4 Optional Estimated Tax Benefit Payment Procedure(a) . As long as the Corporation is current in respect of its payment obligations owed to the TRA Holder pursuant to this Agreement and there are no delinquent Tax Benefit Payments (including interest thereon) outstanding in respect of prior Taxable Years, the Corporation may, at any time on or after the due date (without extensions) for filing the U.S. federal income Tax Return of the Corporation for a Taxable Year and at the Corporation’s option, in its sole discretion, make one or more estimated payments to the TRA Holder in respect of any anticipated amounts to be owed with respect to a Taxable Year to the TRA Holder pursuant to Section 3.1 (any such estimated payment, an “Estimated Tax Benefit Payment”). Any Estimated Tax Benefit Payment made under this Section 3.4 shall be paid by the Corporation to the TRA Holder and applied against the final amount of any Tax Benefit Payment to be made pursuant to Section 3.1. The payment of an Estimated Tax Benefit Payment by the Corporation to the TRA Holder pursuant to this Section 3.4 shall also terminate the obligation of the Corporation to make payment of any Actual Interest Amount that might have otherwise accrued with respect to the proportionate amount of the Tax Benefit Payment

19

that is being paid in advance of the applicable Tax Benefit Schedule being finalized pursuant to Section 2.4. Upon the making of any Estimated Tax Benefit Payment pursuant to this Section 3.4, the amount of such Estimated Tax Benefit Payment shall first be applied to any estimated Actual Interest Amount, and then applied to the remaining residual amount of the Tax Benefit Payment to be made pursuant to Section 3.1. In determining the final amount of any Tax Benefit Payment to be made pursuant to Section 3.1, and for purposes of finalizing the Tax Benefit Schedule pursuant to Section 2.4, the amount of any Estimated Tax Benefit Payments that may have been made with respect to the Taxable Year shall be increased if the finally determined Tax Benefit Payment for a Taxable Year exceeds the Estimated Tax Benefit Payments made for such Taxable Year, with such increase being paid by the Corporation to the TRA Holder along with an appropriate Actual Interest Amount (and any Default Rate Interest) in respect of the amount of such increase (a “True-Up”). If any Estimated Tax Benefit Payments to the TRA Holder for a Taxable Year exceed the finally determined Tax Benefit Payment to the TRA Holder for such Taxable Year, such excess shall be applied to reduce the amount of any subsequent future Tax Benefit Payments (including Estimated Tax Benefit Payments, if any) to be paid by the Corporation to the TRA Holder. As of the date on which any Estimated Tax Benefit Payments are made, and as of the date on which any True-Up is made, except as provided in this Section 3.4, all such payments shall be made in the same manner and subject to the same terms and conditions as otherwise contemplated by Section 3.1 and all other applicable terms of this Agreement. For the avoidance of doubt, as is the case with Tax Benefit Payments made by the Corporation to the TRA Holder pursuant to Section 3.1, the Parties intend to treat the amount of any Estimated Tax Benefit Payments made pursuant to this Section 3.4 that are attributable to an Exchange in part as subsequent upward purchase price adjustments that give rise to Basis Adjustments in the Taxable Year of payment to the extent permitted by applicable law and as of the date on which such payments are made (exclusive of any amounts treated as Imputed Interest); provided that any additional Basis Adjustments arising from an Estimated Tax Benefit Payment will be determined on an iterative basis continuing until any incremental Basis Adjustment is immaterial as determined by the TRA Holder and the Corporation in good faith and in consultation with the Advisory Firm.

Section 3.5 Overpayments(a) . To the extent the Corporation makes any Tax Benefit Payment to the TRA Holder in respect of a particular Taxable Year in an amount in excess of the amount of such payment that should have been made to the TRA Holder in respect of such Taxable Year (taking into account this Article III) under the terms of this Agreement, then such excess shall be applied to reduce the amount of any subsequent future Tax Benefit Payments (including Estimated Tax Benefit Payments, if any) to be paid by the Corporation to the TRA Holder and the TRA Holder shall not receive any further Tax Benefit Payments (including Estimated Tax Benefit Payments, if any) until the TRA Holder has foregone an amount of Tax Benefit Payments equal to such excess. The amount of any excess Tax Benefit Payment shall be deemed to have been paid by the Corporation to the TRA Holder on the original due date for the filing of the subsequent Tax Return to which the excess Tax Benefit Payment relates for purposes of determining the Actual Interest Amount to which the TRA Holder shall be entitled. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the TRA Holder shall not be required, under any circumstances, to return any portion of any Tax Benefit Payment previously paid by the Corporation to the TRA Holder (including any portion of any Estimated Tax Benefit Payment or any Early Termination Payment).

20

ARTICLE IV.

TERMINATION

Section 4.1 Early Termination of Agreement; Breach of Agreement.

(a) Corporation’s Early Termination Right. With the approval of a majority of the independent directors serving on its Board of Directors, the Corporation may completely terminate this Agreement, as and to the extent provided in this Agreement, with respect to all amounts payable to the TRA Holder pursuant to this Agreement by paying to the TRA Holder the Early Termination Payment; provided that the Corporation may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid. Upon the Corporation’s payment of the Early Termination Payment, the Corporation shall not have any further payment obligations under this Agreement, other than with respect to any: (i) prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of the Early Termination Notice and that remain unpaid as of the payment of the Early Termination Payment (which Tax Benefit Payments shall not be included in the Early Termination Payment); and (ii) current Tax Benefit Payments due for the Taxable Year ending on or including the date of the Early Termination Notice (except to the extent that the amount described in clause (ii) is included in the calculation of the Early Termination Payment or is included in clause (i)) that remain unpaid as of the payment of the Early Termination Payment. If an Exchange subsequently occurs with respect to Units for which the Corporation has exercised its termination rights under this Section 4.1(a) and paid all amounts owed in connection with the exercise of such rights, the Corporation shall have no obligations under this Agreement with respect to such Exchange.

(b) Acceleration Upon Change of Control. In the event of a Change of Control, all obligations hereunder shall be accelerated and such obligations shall be calculated pursuant to this Article IV as if an Early Termination Notice had been delivered on the closing date of the Change of Control and utilizing the Valuation Assumptions by substituting the phrase “the closing date of a Change of Control” in each place where the phrase “Early Termination Effective Date” appears. Such obligations shall include, without duplication, (i) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the closing date of the Change of Control, (ii) any Tax Benefit Payments agreed to by the Corporation and the TRA Holder as due and payable but unpaid as of the Early Termination Notice (which Tax Benefit Payments shall not be included in the Early Termination Payments) and that remain unpaid as of the payment of the Early Termination Payment, and (iii) any Tax Benefit Payments due for any Taxable Year ending prior to, with or including the closing date of a Change of Control unpaid as of the Early Termination Notice (except to the extent that any amounts described in clause (iii) are included in the Early Termination Payment or are included in clause (ii)) and that remain unpaid as of the payment of the Early Termination Payment. For the avoidance of doubt, Section 4.2 and Section 4.3 shall apply to a Change of Control, mutatis mutandis.

21

(c) Acceleration Upon Material Breach of Agreement. In the event that the Corporation materially breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due (subject to the remaining provisions of this Section 4.1(c)), failure to honor any other material obligation required hereunder, or by operation of law as a result of the rejection of this Agreement in a case commenced under Title 11 of the United States Code (11 U.S.C. § 101 et seq.) (the “Bankruptcy Code”) or otherwise (“Material Breach”), then all obligations of the Corporation hereunder shall be accelerated and become immediately due and payable and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such notice of acceleration (or, in the case of any proceeding under the Bankruptcy Code or other insolvency statute, on the date of such breach) and shall include: (i) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the date of such acceleration; (ii) any prior Tax Benefit Payments that are due and payable under this Agreement but that still remain unpaid as of the date of such acceleration (which Tax Benefit Payments shall not be included in the Early Termination Payment) and that remain unpaid as of the payment of the Early Termination Payment; and (iii) any current Tax Benefit Payments due for the Taxable Year ending with or including the date of such acceleration (except to the extent included in the Early Termination Payment or in clause (ii)) and that remain unpaid as of the payment of the Early Termination Payment. Notwithstanding the foregoing, in the event that the Corporation breaches this Agreement and such breach is not a Material Breach, the TRA Holder shall still be entitled to enforce all of its rights otherwise available under this Agreement, excluding, for the avoidance of doubt, seeking or otherwise obtaining an acceleration of amounts payable under this Agreement pursuant to this Section 4.1(c). For purposes of this Section 4.1(c), and subject to the following sentence, the Parties agree that the failure to make any payment due pursuant to this Agreement within three (3) months of the relevant Final Payment Date shall be deemed to be a Material Breach, and that it will not be considered to be a Material Breach to make a payment due pursuant to this Agreement within three (3) months of the relevant Final Payment Date. Notwithstanding anything in this Agreement to the contrary, it shall not be a Material Breach if the Corporation fails to make any Tax Benefit Payment within three (3) months of the relevant Final Payment Date to the extent that the Corporation has insufficient funds or cannot make such payment as a result of obligations imposed in connection with the Senior Obligations or under applicable law, and cannot obtain sufficient funds to make such payments by taking commercially reasonable actions or would become insolvent as a result of making such payment; provided that the interest provisions of Section 5.2 shall apply to such late payment (unless the Corporation does not have sufficient funds to make such payment as a result of limitations imposed by any Senior Obligations, in which case Section 5.2 shall apply, but the Default Rate shall be replaced by the Agreed Rate); further provided that such payment obligation shall nonetheless accrue for the benefit of the TRA Holder and the Corporation shall make such payment at the first opportunity that it has sufficient funds and is otherwise able to make such payment. For the avoidance of doubt, a Reconciliation Dispute (including any delay in payment as a result thereof) will not constitute a Material Breach of this Agreement.

Section 4.2 Early Termination Notice. If the Corporation chooses to exercise its right of early termination under Section 4.1 above, the Corporation shall deliver to the TRA Holder a notice of the Corporation’s decision to exercise such right (an “Early Termination Notice”). Upon delivery of the Early Termination Notice or the occurrence of an event described in Section 4.1(b) or Section 4.1(c), the Corporation shall deliver a schedule developed in consultation with the Advisory Firm (the “Early Termination Schedule”) showing in reasonable detail the calculation of the Early Termination Payment. The Corporation shall also (x) deliver to the TRA Holder supporting schedules and work papers from the Advisory Firm, and any additional materials reasonably requested by the TRA Holder that are reasonably necessary in order to understand the calculations that were relevant for purposes of preparing the Early Termination Schedule; and (y)

22

allow the TRA Holder and its advisors to have reasonable access to the appropriate representatives at the Corporation and the applicable Advisory Firm as determined by the Corporation or as reasonably requested by the TRA Holder in connection with a review of such Early Termination Schedule. The Early Termination Schedule shall become final and binding on each Party forty-five (45) days from the first date on which the TRA Holder received such Early Termination Schedule (and supporting schedules and work papers) unless:

(i) the TRA Holder within forty-five (45) days after receiving the Early Termination Schedule (and supporting schedules and work papers) provides the Corporation with written notice of a material objection to such Early Termination Schedule made in good faith and setting forth in reasonable detail the TRA Holder’s material objection (a “Termination Objection Notice”); or

(ii) the TRA Holder provides a written waiver of such right of a Termination Objection Notice within the period described in clause (i) above, in which case such Early Termination Schedule becomes binding on the date the waiver from the TRA Holder is received by the Corporation.

In the event that the TRA Holder timely delivers a Termination Objection Notice pursuant to clause (i) above, and if the Parties, for any reason, are unable to successfully resolve the issues raised in the Termination Objection Notice within thirty (30) days after receipt by the Corporation of the Termination Objection Notice, the Corporation and the TRA Holder shall employ the Reconciliation Procedures. The date on which the Early Termination Schedule becomes final in accordance with this Section 4.2 shall be the “Early Termination Reference Date.”

Section 4.3 Payment Upon Early Termination.

(a) Timing of Payment. Within five (5) Business Days after the Early Termination Reference Date, the Corporation shall pay to the TRA Holder an amount equal to the Early Termination Payment. Such Early Termination Payment shall be made by the Corporation by wire transfer of immediately available funds to a bank account or accounts designated by the TRA Holder or as otherwise agreed by the Corporation and the TRA Holder.

(b) Amount of Payment. The “Early Termination Payment” payable to the TRA Holder pursuant to Section 4.3(a) shall equal the present value, discounted at the Early Termination Rate as determined as of the Early Termination Reference Date, of all Tax Benefit Payments that would be required to be paid (and which have not yet been paid prior to the Early Termination Effective Date) by the Corporation to the TRA Holder, whether payable with respect to the Closing Date Exchange or any Units that were subsequently Exchanged prior to the Early Termination Effective Date or on or after the Early Termination Effective Date, beginning from the Early Termination Effective Date and using the Valuation Assumptions. The computation of the Early Termination Payment shall be subject to the Reconciliation Procedures.

23

ARTICLE V.

SUBORDINATION AND LATE PAYMENTS

Section 5.1 Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payments or Early Termination Payment required to be made by the Corporation to the TRA Holder under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations owed in respect of secured or unsecured indebtedness for borrowed money of the Corporation and its Subsidiaries (“Senior Obligations”) and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporation that are not Senior Obligations. To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of the agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of the TRA Holder and the Corporation shall make any such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations. The Corporation and the LLC shall use commercially reasonable efforts not to, and shall cause their Subsidiaries to use commercially reasonable efforts to not enter into or amend the terms of any financing agreement or Senior Obligations if the terms of such agreement or amendment would further restrict (beyond the restrictions applicable in financing agreements as of the date of this Agreement) the Corporation’s ability to make payments owed under the terms of this Agreement (including as a result of any restriction on the ability of the Corporation’s Subsidiaries to make distributions or other payments to the Corporation to fund amounts payable under this Agreement).

Section 5.2 Late Payments by the Corporation. Except as otherwise provided in this Agreement, the amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the TRA Holder when due under the terms of this Agreement shall be payable together with any interest thereon, computed at the Default Rate and commencing from the Final Payment Date on which such Tax Benefit Payment or Early Termination Payment was first due and payable to the date of actual payment of such Tax Benefit Payment or Early Termination Payment; provided that if any Tax Benefit Payment or Early Termination Payment is not made to the TRA Holder when due under the terms of this Agreement as a result of Section 5.1 and the terms of the agreements governing Senior Obligations, any such interest shall be computed at the Agreed Rate and not the Default Rate.

ARTICLE VI.

TAX MATTERS; CONSISTENCY; COOPERATION

Section 6.1 Participation in the Corporation’s Tax Matters. Except as otherwise provided in this Agreement or the LLC Agreement, the Corporation shall have full responsibility for, and sole discretion over, all tax matters concerning the Corporation and its Subsidiaries including without limitation the preparation, filing or amending of any Tax Return and defending, contesting or settling any audit, contest or other proceeding pertaining to taxes; provided, however, that the Corporation shall not settle or fail to contest any issue pertaining to Covered Taxes that is reasonably expected to adversely affect the TRA Holder’s rights and obligations under this Agreement without the consent of the TRA Holder, such consent not to be unreasonably withheld, conditioned or delayed. The Corporation shall notify the TRA Holder of, and keep it reasonably informed with respect to, any tax audit or other tax contest of the Corporation the outcome of

24

which is reasonably expected to materially and adversely affect the Tax Benefit Payments payable to the TRA Holder under this Agreement and the TRA Holder shall have the right to (a) discuss with the Corporation, and provide input and comment to the Corporation regarding, any portion of any such tax audit or other tax contest and (b) participate in, at the TRA Holder’s expense, any such portion of any such tax audit or other tax contest, in each case, to the extent it relates to issues the resolution of which would reasonably be expected to materially and adversely affect the Tax Benefit Payments payable to the TRA Holder under this Agreement. To the extent there is a conflict between this Agreement and either the Transaction Agreement or the LLC Agreement relating to tax matters concerning Covered Taxes and the Corporation, including preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to taxes, this Agreement shall control solely with respect to the matters governed by this Agreement.

Section 6.2 Consistency. Except as otherwise required by applicable law, all calculations and determinations made hereunder, including any Basis Adjustments, the determination of any deductions arising from Common Basis or Section 704(c) Items, the Schedules or the determination of any Realized Tax Benefits or Realized Tax Detriments, shall be made in accordance with the elections, methodologies or positions taken by the Corporation and the LLC on their respective Tax Returns. The TRA Holder shall prepare its Tax Returns in a manner that is consistent with the terms of this Agreement and any related calculations or determinations that are made hereunder, including the Schedules provided under this Agreement, unless otherwise required by applicable law. In the event that an Advisory Firm or Expert is used and is replaced with another Advisory Firm or Expert, such replacement Advisory Firm or Expert shall perform its services under this Agreement using procedures and methodologies consistent with the previous Advisory Firm or Expert, unless otherwise required by applicable law or unless the Corporation and the TRA Holder agree to the use of other procedures and methodologies.

Section 6.3 Cooperation. The TRA Holder, on the one hand, and the Corporation, on the other hand, shall (a) furnish to the other in a timely manner such information, documents and other materials as the other may reasonably request for purposes of making, reviewing or approving any determination or computation necessary or appropriate under or with respect to this Agreement, preparing any Tax Return or contesting or defending any audit, examination, controversy or other proceeding with any Taxing Authority, (b) make itself available to the other and its representatives to provide explanations of documents and materials and such other information as may be reasonably requested in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter. Subject to Section 6.1, the Corporation shall provide assistance as reasonably requested by the TRA Holder in connection with the TRA Holder’s tax or financial reporting or the consummation of any assignment or transfer of any of its rights or obligations under this Agreement, including providing any information or executing any documentation. The requesting Party shall reimburse the other Party for any reasonable and documented out-of-pocket costs and expenses incurred by such other Party pursuant to this Section 6.3.

25

ARTICLE VII.

MISCELLANEOUS

Section 7.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service, or (d) when delivered by email during normal business hours (solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

If to the Corporation, to:

Bitcoin Depot Inc.

[Address]

Attention: [•]

Email: [•]

with a copy (which shall not constitute notice to the Corporation) to:

[•]

If to the TRA Holder, to:

BT Assets, Inc.

[Address]

Attention: [•]

Email: [•]

with a copy (which shall not constitute notice to the TRA Holder) to:

[•]

Any Party may change its address, fax number or e-mail address by giving each of the other Parties written notice thereof in the manner set forth above.

Section 7.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.3 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

26

Section 7.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

Section 7.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 7.6 Assignments; Amendments; Successors; No Waiver.

(a) Assignment. The TRA Holder may assign, sell, pledge or otherwise alienate or transfer its rights hereunder without the consent of the Corporation to any Person; provided that such Person executes and delivers a Joinder agreeing to become a Party and TRA Holder for all purposes of this Agreement (the “Joinder Requirement”). For the avoidance of doubt, if the TRA Holder transfers Units in accordance with the terms of the LLC Agreement but does not assign to the transferee of such Units its rights under this Agreement with respect to such transferred Units, the TRA Holder shall continue to be entitled to receive the Tax Benefit Payments arising in respect of a subsequent Exchange of such Units (and any such transferred Units shall be separately identified, so as to facilitate the determination of Tax Benefit Payments hereunder). The Corporation may not assign any of its rights or obligations under this Agreement to any Person (other than any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation) without the prior written consent of the TRA Holder (and any purported assignment without such consent shall be null and void).

(b) Amendments. No provision of this Agreement may be amended unless such amendment is approved in writing by the Corporation and the TRA Holder. No provision of this Agreement may be waived unless such waiver is in writing and signed by the Party against whom the waiver is to be effective.

(c) Successors. Except as provided in Section 7.6(a), all of the terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the Parties and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement, expressly to (a) assume and agree to perform this Agreement, in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place and (b) become a Party to this Agreement.

(d) Waiver. No failure by any Party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

27

Section 7.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 7.8 Resolution of Disputes.

(a) Except for Reconciliation Disputes subject to Section 7.9, any and all disputes which cannot be settled amicably after good-faith negotiation, including any ancillary claims of any Party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope, and enforceability of this arbitration provision) (each a “Dispute”) shall be finally resolved by arbitration in accordance with the International Institute for Conflict Prevention and Resolution Rules for Administered Arbitration (the “Rules”) by three arbitrators, of which the Corporation shall appoint one arbitrator and the TRA Holder shall appoint one arbitrator in accordance with the “screened” appointment procedure provided in Rule 5.4. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of the arbitration shall be New York, New York.

(b) Notwithstanding the provisions of paragraph (a), any Party may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling another Party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder or enforcing an arbitration award and, for the purposes of this paragraph (b), each Party (i) expressly consents to the application of paragraph (c) of this Section 7.8 to any such action or proceeding, and (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate. For the avoidance of doubt, this Section 7.8 shall not apply to Reconciliation Disputes to be settled in accordance with the procedures set forth in Section 7.9.

(c) Each Party irrevocably consents to service of process by means of notice in the manner provided for in Section 7.1. Nothing in this Agreement shall affect the right of any Party to serve process in any other manner permitted by law.

(d) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

(e) In the event the parties are unable to agree whether a dispute between them is a Reconciliation Dispute subject to the dispute resolution procedure set forth in Section 7.9 or a Dispute subject to the dispute resolution procedure set forth in this Section 7.8, such disagreement shall be decided and resolved in accordance with the procedure set forth in this Section 7.8.

28

Section 7.9 Reconciliation.

(a) In the event that the Corporation and the TRA Holder are unable to resolve a disagreement with respect to a Schedule prepared in accordance with the procedures set forth in Section 2.4, or with respect to an Early Termination Schedule prepared in accordance with the procedures set forth in Section 4.2, within the relevant time period designated in this Agreement (a “Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to the disputing Parties. The Expert shall be a partner or principal in a nationally recognized accounting firm, and unless the Corporation and the TRA Holder agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporation or the TRA Holder or any other actual or potential conflict of interest.

(b) If the disputing Parties are unable to agree on an Expert within fifteen (15) days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, then (i) each of the Corporation and the TRA Holder shall designate a nationally recognized expert in the particular area of disagreement meeting the requirements set forth in the last sentence of Section 7.9(a), (ii) the experts designated pursuant to the preceding clause (i) shall designate a third expert in the particular area of disagreement meeting the requirements set forth in the last sentence of Section 7.9(a) and (iii) the expert designated pursuant to the preceding clause (ii) shall be the “Expert” for purpose of this Section 7.9.

(c) The Expert shall resolve any disputed matter relating to any Schedule or an amendment or the Early Termination Schedule or an amendment within thirty (30) days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment within fifteen (15) days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due in the absence of such disagreement (by assuming for this purpose that the applicable Schedule had become final in accordance with Section 2.4(a) or Section 4.2 and there had been no Reconciliation Dispute) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution.

(d) The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporation except as provided in the next sentence. The Corporation and the TRA Holder shall bear their own costs and expenses of such proceeding, unless (a) the Expert adopts the TRA Holder’s position, in which case the Corporation shall reimburse the TRA Holder for any reasonable and documented out-of-pocket costs and expenses in such proceeding (including for the avoidance of doubt any costs and expenses incurred by the TRA Holder relating to the engagement of the Expert or amending any applicable Tax Return), or (b) the Expert adopts the Corporation’s position, in which case the TRA Holder shall reimburse the Corporation for any reasonable and documented out-of-pocket costs and expenses in such proceeding (including for the avoidance of doubt costs and expenses incurred by the Corporation relating to the engagement of the Expert or amending any applicable Tax Return). The Corporation may withhold payments under this Agreement to collect amounts due under the preceding sentence. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporation and the TRA Holder and may be entered and enforced in any court having competent jurisdiction.

29

Section 7.10 Withholding. The Corporation, the LLC and their respective Affiliates shall be entitled to deduct and withhold from any payment that is payable to the TRA Holder (or other applicable Person) pursuant to this Agreement any taxes as the Corporation, the LLC or an applicable Affiliate is required to deduct and withhold with respect to the making of any such payment under the Code or any provision of U.S. state, local or foreign tax law. Any such deducted or withheld taxes, to the extent paid over to the appropriate Taxing Authority, shall be treated for all purposes of this Agreement as having been paid to the TRA Holder (or any other person) in respect of which such deduction or withholding was made. The TRA Holder or other recipient of any payments hereunder shall provide the Corporation, the LLC or other applicable withholding agent with any applicable tax forms, including IRS Form W-9 or the appropriate series of IRS Form W-8, as applicable, or any other information or certifications reasonably requested by the Corporation in connection with determining whether any such deductions and withholdings are required under the Code or any provision of U.S. state, local or foreign tax law.

Section 7.11 Admission of the Corporation into a Consolidated Group; Transfers of Corporate Assets.

(a) If the Corporation is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income Tax Return pursuant to Section 1501 or other applicable Sections of the Code governing affiliated or consolidated groups, or any corresponding provisions of U.S. state or local tax law, then: (a) the provisions of this Agreement shall be applied with respect to the group as a whole; and (b) Tax Benefit Payments, Early Termination Payments and other applicable items hereunder shall be computed with reference to the consolidated Covered Taxes of the group as a whole.

(b) If the Corporation, its successor in interest or any member of a group described in Section 7.11(a) or any member of the LLC Group transfers one or more Reference Assets to a corporation (or a Person classified as a corporation for U.S. federal income tax purposes) with respect to which such entity does not file a consolidated Tax Return pursuant to Section 1501 of the Code, such entity, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment due hereunder, shall be treated as having disposed of such Reference Asset in a fully taxable transaction on the date of such transfer. The consideration deemed to be received by such entity shall be equal to the fair market value of the transferred Reference Asset as determined by a valuation expert mutually agreed upon by the Corporation and the TRA Holder plus, without duplication, (i) the amount of debt to which any such Reference Asset is subject, in the case of a transfer of an encumbered Reference Asset, or (ii) the amount of debt allocated to any such Reference Asset, in the case of a transfer of a partnership interest. For purposes of this Section 7.11, a transfer of a partnership interest shall be treated as a transfer of the transferring partner’s share of each of the assets and liabilities of that partnership. Notwithstanding anything to the contrary set forth in this Agreement, if the Corporation or any other entity that is obligated to make a Tax Benefit Payment or Early Termination Payment hereunder transfers its assets pursuant to a transaction that qualifies as a “reorganization” (within the meaning of Section 368(a) of the Code) in which such entity does not survive or pursuant to any other transaction to which Section 381(a) of the Code applies, the transfer will not cause such entity to be treated as having transferred any assets to a corporation (or a Person classified as a corporation for U.S. income tax purposes) pursuant to this Section 7.11(b).

30

Section 7.12 Change in Law. Notwithstanding anything in this Agreement to the contrary, if, as a result of or in connection with an actual or proposed change in law, the TRA Holder reasonably believes that the existence of this Agreement could cause adverse tax consequences to the TRA Holder or any direct or indirect owner of the TRA Holder, then at the written election of the TRA Holder in its sole discretion (in an instrument signed by the TRA Holder and delivered to the Corporation) and to the extent specified therein by the TRA Holder, this Agreement either (i) shall cease to have further effect and shall not apply to the TRA Holder after a date specified by the TRA Holder or (ii) may be amended by the Parties in a manner reasonably determined by the TRA Holder, provided that such amendment shall not result in a material adverse impact to the Corporation’s rights and obligations under this Agreement, including an increase in or acceleration of any payments owed by the Corporation under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment.

Section 7.13 Interest Rate Limitation. Notwithstanding anything to the contrary contained in this Agreement, the interest paid or agreed to be paid hereunder with respect to amounts due to the TRA Holder hereunder shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If the TRA Holder shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the Tax Benefit Payment, Estimated Tax Benefit Payment or Early Termination Payment, as applicable (but in each case exclusive of any component thereof comprising interest) or, if it exceeds such unpaid non-interest amount, refunded to the Corporation. In determining whether the interest contracted for, charged or received by the TRA Holder exceeds the Maximum Rate, the TRA Holder may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the payment obligations owed by the Corporation to the TRA Holder hereunder. Notwithstanding the foregoing, it is the intention of the Parties to conform strictly to any applicable usury laws.

Section 7.14 LLC Agreement. This Agreement shall be treated as part of the LLC Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations.

Section 7.15 Non-Effect of Other Tax Receivable Agreements. If the Corporation enters into any other agreement after the date of this Agreement that obligates the Corporation to make payments to another party in exchange for tax benefits conferred upon the Corporation, the LLC, or any of their respective Subsidiaries, unless otherwise agreed by the TRA Holder, such tax benefits and such payments shall be ignored for all purposes of this Agreement (including for purposes of calculating the Hypothetical Tax Liability and the Actual Tax Liability hereunder).

[Signature Page Follows This Page]

31

[Final Form]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Agreement as of the date first written above.

THE CORPORATION:

BITCOIN DEPOT INC.

By:
Name:
Title:

THE LLC:

BT HOLDCO LLC

By:
Name:
Title:

THE TRA HOLDER:

BT ASSETS, INC.

By:
Name:
Title:

Exhibit A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _________________, 20___ (this “Joinder”), is delivered pursuant to that certain Tax Receivable Agreement, dated as of [•] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Tax Receivable Agreement”) by and among Bitcoin Depot Inc., a Delaware corporation (the “Corporation”), BT HoldCo LLC, a Delaware limited liability company (the “LLC”), and the TRA Holder (as defined in the Tax Receivable Agreement). Capitalized terms used but not otherwise defined have the respective meanings set forth in the Tax Receivable Agreement.

1.

Joinder to the Tax Receivable Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the Corporation, the undersigned hereby is and hereafter will be a TRA Holder under the Tax Receivable Agreement and a Party, with all the rights, privileges and responsibilities of a TRA Holder thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Tax Receivable Agreement as if it had been a signatory as of the date thereof.

2.	Incorporation by Reference. All terms and conditions of the Tax Receivable Agreement are hereby incorporated by reference in this Joinder as if set forth in full.

3.	Address. All notices under the Tax Receivable Agreement to the undersigned shall be directed to:

[Name]

[Address]

[City, State, Zip Code]

Attn:

Facsimile:

E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW PARTY]

By:
Name:
Title:

Acknowledged and agreed

as of the date first set forth above:

[•]

By:
Name:
Title: